UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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PERRIGO COMPANY PLC

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NOTICE OF 2015 ANNUAL GENERAL MEETING

Perrigo Company plc’s 2015 Annual General Meeting of Shareholders will be held at the following day, time and location:

Date: Wednesday, November 4, 2015 Time: 10:00 a.m. GMT	Location: The Marker Hotel, Grand Canal Square, Dublin 2, Ireland

Meeting Agenda:

1.	Elect the eleven director nominees named in the Proxy Statement as directors to serve until the Company’s Annual General Meeting of Shareholders in 2016.

2.	Ratify, in a non-binding advisory vote, the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company and authorize, in a binding vote, the Board of Directors, acting through the Audit Committee, to fix the remuneration of the auditor.

3.	Approve, in a non-binding advisory vote, the Company’s executive compensation.

4.	Authorize the Company and/or any subsidiary of the Company to make market purchases and overseas market purchases of Company shares.

5.	Determine the price range at which the Company can reissue shares that it holds as treasury shares.

6.	Approve amendments to the Memorandum of Association of the Company.

7.	Adopt revised Articles of Association of the Company.

8.	Transact such other business that may properly come before the meeting.

Proposals 1 through 4 are ordinary resolutions requiring the approval of a simple majority of the votes cast at the meeting. Proposals 5 through 7 are special resolutions requiring the approval of not less than 75% of the votes cast. All proposals are more fully described in this Proxy Statement.

During the meeting, management will also present the Company’s Irish Statutory Financial Statements for the fiscal year ended June 27, 2015, along with the related directors’ and auditor’s reports.

If you plan on attending the meeting, you may obtain admission tickets at the registration desk immediately prior to the meeting. Shareholders whose shares are registered in the name of a broker, bank or other nominee should bring proof or certificate of ownership to the meeting.

While all shareholders are invited to attend the meeting, only shareholders of record on September 8, 2015 may vote on the matters to be acted upon at the meeting.

Your vote is important. Please consider the issues presented in this Proxy Statement and vote your shares as soon as possible. To do so, you should promptly sign, date and return the enclosed proxy card or proxy voting instruction form or vote by telephone or Internet following the instructions on the proxy card or instruction form.

By order of the Board of Directors

Todd W. Kingma

Executive Vice President, General Counsel

and Company Secretary

September [    ], 2015

This year, we are pleased to take advantage of the Securities and Exchange Commission rule allowing companies to furnish proxy materials to their stockholders over the Internet. We believe that this e-proxy process expedites stockholders’ receipt of proxy materials, while lowering the costs and reducing the environmental impact of our annual meeting. On or about September [    ], 2015, we mailed to our beneficial owners a notice of internet availability of proxy materials containing instructions on how to access our proxy statement and annual report and how to vote online. All other stockholders will receive a paper copy of the proxy statement, proxy card and annual report by mail unless otherwise notified by us or our transfer agent. The notice of internet availability contains instructions on how you can (i) receive a paper copy of the proxy statement, proxy card and annual report if you only received a notice by mail or (ii) elect to receive your proxy statement and annual report over the Internet if you received them by mail this year.

Our 2015 Proxy Statement, 2015 Annual Report to Shareholders and 2015 Irish Statutory Financial Statements are available at http://www.viewproxy.com/perrigo/2015.

Perrigo Company plc

Proxy Statement

Page
Voting Information	1

Corporate Governance	5

Board of Directors and Committees	7

Certain Relationships and Related-Party Transactions	10

Director Compensation	11

Ownership of Perrigo Ordinary Shares	12

Section 16(a) Beneficial Ownership Reporting Compliance	13

Executive Compensation	14

Potential Payments Upon Termination or Change in Control	34

Remuneration Committee Report	39

Equity Compensation Plan Information	40

Audit Committee Report	41

Proposals to be Voted on:

(1) Election of Directors	42

(2) Ratify, in a non-binding advisory vote, the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company, and authorize, in a binding vote, the Board of Directors, acting through the Audit Committee, to fix the remuneration of the auditor	49

(3) Approve, in a non-binding advisory vote, the Company’s executive compensation	51

(4) Authorize the Company and/or any subsidiary of the Company to make market purchases and overseas market purchases of Company shares	53

(5) Determine the price range at which the Company can reissue shares that it holds as treasury shares	54

(6) Approve amendments to the Memorandum of Association of the Company	55

(7) Adopt revised Articles of Association of the Company	56

Presentation of Irish Statutory Financial Statements	57

Annual Report on Form 10-K	57

Appendix A – Proposed Amendments to Articles of Association of the Company	A-1

The proxy statement, form of proxy and voting instructions are being mailed to shareholders starting on or about September [    ], 2015.

Proxy Summary

Here are highlights of important information you will find in this proxy statement. As this is only a summary, we encourage you to review the complete proxy statement before you vote.

Governance

•	Annual director elections; all directors and director nominees except Mr. Papa and Mr. Coucke are independent under the New York Stock Exchange (“NYSE”) rules

•	All committee members are independent under NYSE rules

•	Board of Directors is diverse in gender, ethnicity, experience and skills

•	Independent directors regularly meet in executive session

•	Lead independent director

•	Annual board and committee assessments

Shareholder Interest

•	No shareholder rights plan

•	Executive compensation emphasizes performance-based compensation

•	Annual advisory vote on executive compensation, with over 87% of the votes cast at our Annual General Meeting (“AGM”) in 2014 approving the compensation of our named executive officers

•	Directors and executive officers are subject to robust share ownership guidelines

Financial

•	Record net sales of $4.6 billion

•	Operating income of $747.7 million and earnings per share of $0.92.

Voting Matters

Resolutions Proposed for Shareholder Vote	Board Vote Recommendation	Page Reference for Additional Details

1. Election of directors	FOR each nominee	42

2. Ratify, in a non-binding advisory vote, the appointment of Ernst & Young LLP as our independent registered public accounting firm for the transition period ending December 31, 2015 and authorize, in a binding vote, the Board of Directors, acting through the Audit Committee, to fix the remuneration of the auditor	FOR	49

3. Advisory vote on executive compensation	FOR	51

4. Authorize the Company and/or any subsidiary of the Company to make market purchases and overseas market purchases of Company shares	FOR	53

5. Determine the price range at which the Company can reissue shares that it holds as treasury reserves	FOR	54

6. Approve amendments to the Memorandum of Association of the Company	FOR	55

7. Adopt revised Articles of Association of the Company	FOR	56

Meeting Information

Location: The Marker Hotel, Grand Canal Square, Dublin 2, Ireland

Date: November 4, 2015

Time: 10:00 a.m. GMT

Only shareholders at the close of business on the record date, September 8, 2015, may vote at the AGM. Each share is entitled to one vote on each matter to be voted on at the AGM.

Even if you have voted by proxy, you may still attend and vote at the AGM. Please note, however, that if you are a beneficial owner whose shares are held in street name, you are not the shareholder of record. In that event, if you wish to attend and vote at the AGM, you must obtain a proxy issued in your name from that holder of record giving you the right to vote your shares at the AGM, or if you are a beneficial owner of shares traded through the Tel Aviv Stock Exchange, you must obtain a certificate of ownership from the Tel Aviv Stock Exchange Clearing House Ltd. member through which your shares are registered.

Voting Information

1.	Who may vote and how many votes do I have?

Shareholders owning Perrigo’s ordinary shares at the close of business on September 8, 2015, the record date, or their proxy holders, may vote their shares at the AGM. On that date, there were 146,375,987 Perrigo ordinary shares outstanding.

Each ordinary share held as of the record date is entitled to one vote on each matter properly brought before the AGM.

2.	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Shareholder of Record: If your ordinary shares are registered directly in your name with Perrigo’s Transfer Agent, Computershare, you are considered, with respect to those shares, the “shareholder of record.”

Beneficial Owner: If your shares are held in a brokerage account or by another nominee (including through a Tel Aviv Stock Exchange (“TASE”) Clearing House member), you are considered to be the beneficial owner of shares held in “street name,” and these proxy materials, together with a voting instruction card, are being forwarded to you by your broker, bank or other nominee. As the beneficial owner of the shares, you have the right to direct your broker, bank or other nominee how to vote, and you are also invited to attend, but not vote at, the AGM. If you are a beneficial owner, you may not vote your shares in person at the AGM unless you obtain a legal proxy giving you the right to vote those shares at the AGM from the broker, bank or other nominee holding your shares in street name, or if you are a beneficial owner of shares traded through the TASE, unless you obtain a certificate of ownership from the Tel Aviv Stock Exchange Clearing House Ltd. (the “TASE Clearing House”) member through which your shares are registered. If your shares are held in this way, your broker, bank or other nominee should have enclosed or provided voting instructions for you to use in directing the broker, bank or other nominee how to vote your shares.

3.	How do I vote?

While you should follow the specific voting instructions given by your bank, broker or other nominee; here is a summary of the common voting methods:

If you own ordinary shares as a shareholder of record, you may vote your shares in any of the following ways:

•	mailing your completed and signed proxy card in the enclosed return envelope by following the instructions set forth in the enclosed proxy card;

•	voting by telephone by following the recorded instructions or over the Internet as instructed on the enclosed proxy card; or

•	attending the AGM and voting in person.

If you hold your shares in street name (other than through a TASE Clearing House member):

•

You will need to obtain a legal proxy from your bank, broker or nominee in order for you to vote in person at the AGM and submit the legal proxy along with your ballot at the AGM. In addition, you may request paper copies of the Proxy Statement and voting instruction form from your broker, bank or nominee by following the instructions on the Internet Notice of Availability provided by your broker, bank or nominee.

If you own shares that are traded through the TASE, you may vote your shares in one of the following two ways:

•

By mail: complete, sign and date the proxy card or voting instruction form and attach to it an ownership certificate from the TASE Clearing House member through which your shares are registered (i.e., your broker, bank or other nominee) indicating that you were the beneficial owner of the shares on September 8, 2015, the record date for voting, and return the proxy card or voting instruction form, along with the ownership certificate, to our designated address for that purpose in Israel, P.O. Box 7100, Tel Aviv, 6107002, Israel. If the TASE member holding your shares is not a TASE Clearing

House member, please make sure to include an ownership certificate from the TASE Clearing House member in which name your shares are registered.

•

In person: attend the AGM, where ballots will be provided. If you choose to vote in person at the AGM, you need to bring an ownership certificate from the TASE Clearing House member through which your shares are registered (i.e., your broker, bank or other nominee) indicating that you were the beneficial owner of the shares on September 8, 2015, the record date for voting. If the TASE member holding your shares is not a TASE Clearing House member, please make sure to include an ownership certificate from the TASE Clearing House member in which name your shares are registered.

4.	May I change my vote after I have mailed my signed proxy card or voted by telephone or over the Internet?

Yes, you may change your vote at any time before your proxy is voted at the AGM in one of four ways:

•	timely deliver a valid later-dated proxy by mail by following the instructions set forth in the enclosed proxy card;

•	timely deliver written notice that you have revoked your proxy to the Company Secretary at the following address:

Perrigo Company plc,

Treasury Building,

Lower Grand Canal Street,

Dublin 2,

Ireland

Attn: Company Secretary;

•	timely submit revised voting instructions by telephone or over the Internet by following the instructions set forth on the proxy card; or

•	attend the AGM and vote in person. Simply attending the AGM, however, will not revoke your proxy or change your voting instructions; you must vote by ballot at the AGM to change your vote.

If you are a beneficial owner of shares held in street name or otherwise (including through a TASE Clearing House member) and you have instructed your bank, broker or other nominee to vote your shares, you may revoke your proxy at any time, before it is exercised, by:

•	following the requirements of your bank, broker or nominee; or

•

voting in person at the AGM by obtaining a legal proxy from your bank, broker or nominee and submitting the legal proxy with your ballot (if your shares are traded through the NYSE) or by obtaining a certificate of ownership from the TASE Clearing House member through which your shares are registered and submitting the certificate of ownership along with your ballot (if your shares are traded through the TASE).

5.	How does discretionary voting authority apply?

If you sign, date and return your proxy card or vote by telephone or Internet, your vote will be cast as you direct. If you do not indicate how you want to vote, you give authority to Judy Brown and Todd Kingma to vote on the items discussed in these proxy materials and on any other matter that is properly raised at the AGM. In that event, your proxy will be voted consistent with the board’s voting recommendations and FOR or AGAINST any other properly raised matters at the discretion of Judy Brown and Todd Kingma.

6.	What constitutes a quorum?

According to our Memorandum and Articles of Association, the presence of more than 50% of the total issued shares constitutes a quorum. You will be considered part of the quorum if you return a signed and dated proxy card, vote by telephone or Internet, or attend the AGM in person. Abstentions and broker non-votes are counted as “shares present” at the AGM for purposes of determining whether a quorum is present at the meeting.

7.	What are broker non-votes?

A broker non-vote occurs when the broker, bank or other holder of record that holds your shares in street name is not entitled to vote on a matter without instruction from you and you do not give any instruction. Unless instructed otherwise by you, brokers, banks and other street name holders will not have discretionary authority to vote on any matter at the AGM other than Proposal 2 and will be considered “broker non-votes” having no effect on the relevant resolution.

8.	What is the required vote?

To pass an ordinary resolution, a simple majority of the votes cast in person or by proxy must be in favor of the resolution, while 75% of the votes cast is required for a special resolution to pass.

The election of each person nominated to serve as a director in Proposal 1 and Proposals 2 through 4 are ordinary resolutions requiring a simple majority of votes cast. Proposals 5 through 7 are special resolutions requiring 75% of votes cast to pass. Abstentions and broker non-votes will have no impact on the outcome of any proposal.

9.	How do I submit a shareholder proposal or director nomination for the next AGM?

Due to our change in fiscal year end to December 31, we expect that the 2016 AGM will be held more than 30 days earlier than the anniversary date of the 2015 AGM. Rule 14a-8 under the Exchange Act provides that if a company changes the date of its next annual meeting of stockholders by more than 30 days from the anniversary date of the previous year’s annual meeting of stockholders, then the deadline for submission of a proposal to be considered for inclusion in the company’s proxy statement is a reasonable time before the company begins to print and mail proxy materials. In addition, our Articles of Association provide that, in the event that an AGM is more than 30 days before the anniversary date of the previous year’s AGM, the deadline for submission shall be not earlier than the 90th day prior to such annual general meeting and not later than the later of the 70th day prior to such annual general meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Once the date is established for the 2016 Annual Meeting, we will announce such date on a Current Report on Form 8-K.

If you want to submit a proposal for inclusion in our proxy statement for the 2016 AGM or nominate an individual for election as a director at the 2016 AGM, you should carefully review the relevant provisions of the Company’s Memorandum and Articles of Association. Your proposal must be in writing and must comply with the proxy rules of the Securities and Exchange Commission (the “SEC”) and the Memorandum and Articles of Association of the Company. If you submit your proposal after the deadline, then SEC rules permit the individuals named in the proxies solicited by Perrigo’s Board of Directors for that meeting to vote on that proposal at their discretion, but they are not required to do so.

To properly bring a proposal (other than the nomination of a director) before an annual general meeting, the advance notice provisions of our Articles of Association require that your notice of the proposal must include in summary: (1) your name and address and the name and address of the beneficial owner of the shares, if any; (2) the number of Perrigo ordinary shares owned beneficially and of record by you and any beneficial owner as of the date of the notice (which information must be supplemented as of the record date); (3) a description of certain agreements, arrangements or understandings that you or any beneficial owner have entered into with respect to the shares (which information must be supplemented as of the record date) or the business proposed to be brought before the meeting; (4) a representation that you or any beneficial owner are the holder of shares entitled to vote at the meeting and intend to appear at the meeting to propose such business; (5) a representation whether you or any beneficial owner are a part of a group that intends to deliver a proxy statement or otherwise solicit proxies on the proposal; (6) any other information regarding you or any beneficial owner that would be required under the SEC’s proxy rules and regulations; and (7) a brief description of the business you propose to be brought before the meeting, the reasons for conducting that business at the meeting, and any material interest that you or any beneficial owner has in that business. You should send any proposal to our Company Secretary at the address on the cover of this proxy statement.

With respect to director nominations, the advance notice provisions of our Articles of Association require that your notice of nomination must include: (1) your name and address and the name and address of the beneficial owner of the shares, if any; (2) the number of Perrigo ordinary shares owned beneficially and of record by you and any beneficial owner as of the date of the notice (which information must be supplemented as of the record date); (3) a description of certain agreements, arrangements or understandings that you or any beneficial owner have entered into with respect to the shares (which information must be supplemented as of the record date); (4) a representation that you or any beneficial owner are the holder of shares entitled to vote at the meeting and intend to appear at the meeting to propose such business; (5) a representation whether you or any beneficial owner are a part of a group that intends to deliver a proxy statement or otherwise solicit proxies on the proposal; (6) the name, age and home and business addresses of the nominee; (7) the principal occupation or employment of the nominee; (8) the number of Perrigo ordinary shares that the nominee beneficially owns; (9) a statement that the nominee is willing to be nominated and serve as a director; (10) an undertaking to provide any other information required to determine the eligibility of the nominee to serve as an independent director or that could be material to stockholders’ understanding of his or her independence; and (11) any other information regarding you, any beneficial owner or the nominee that would be required under the SEC’s proxy rules and regulations had our Board of Directors nominated the individual. You should send your proposed nomination to our Company Secretary at the address on the cover of this proxy statement.

10.	What are the Irish Statutory Financial Statements?

The Irish Statutory Financial Statements are the financial statements required to be prepared in accordance with the Irish Companies Act 2014 and cover the results of operations and financial position of the Company for the fiscal year ended June 27, 2015. We are presenting our Irish statutory financial statements, including the reports of the auditor and the directors thereon, at the AGM and mailing those accounts to shareholders of record. Since we are an Irish company, we are required to prepare Irish statutory financial statements under applicable Irish company law and deliver those accounts to shareholders of record in connection with our AGM. However, as shareholder approval of those financial statements is not required, it will not be sought at the AGM. We will mail without charge, upon written request, a copy of the Irish statutory financial statements to beneficial owners of our shares. Requests should be sent to: Perrigo Company plc, Attention: Company Secretary, Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland or by email at GeneralMeeting@perrigo.com.

11.	What does it mean if I receive more than one proxy card?

Your shares are likely registered differently or are in more than one account. You should complete and return each proxy card you receive to guarantee that all of your shares are voted.

12.	Who pays to prepare, mail and solicit the proxies?

Perrigo pays all of the costs of preparing and mailing the proxy statement and soliciting the proxies. We do not compensate our directors, officers and employees for mailing proxy materials or soliciting proxies in person, by telephone or otherwise.

13.	Can I access these proxy materials on the Internet?

Yes. The proxy statement and our 2015 Annual Report and a link to the means to vote by Internet are available at http://www.viewproxy.com/perrigo/2015.

Corporate Governance

General

We manage our business under the direction of our Board of Directors. The Chief Executive Officer (“CEO”) is a member of, and reports directly to, our Board, and members of our executive management team regularly advise our Board on those business segments for which each executive has management responsibility. Our Board is kept informed through discussions with our CEO and other officers, by reviewing materials provided to them, by visiting our offices and by participating in Board and committee meetings.

Corporate Governance Guidelines

The Board of Directors has adopted Corporate Governance Guidelines that are available on our website (http://www.perrigo.com) under the heading Investors – Corporate Governance – Governance Guidelines. The Board may amend these guidelines from time to time. We will mail a copy of these guidelines to any shareholder upon written request to our Company Secretary, Todd W. Kingma, at Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland or by email at GeneralMeeting@perrigo.com. As part of our ongoing commitment to corporate governance, we periodically review our corporate governance policies and practices for compliance with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations of both the SEC and the NYSE.

Code of Conduct

Our Code of Conduct acknowledges that a reputation for ethical, moral and legal business conduct is one of Perrigo’s most valuable assets. In addition to acknowledging special ethical obligations for financial reporting, the Code requires that our employees, officers and directors comply with laws and other legal requirements, avoid conflicts of interest, protect corporate opportunities and confidential information, conduct business in an honest and ethical manner and otherwise act with integrity and in Perrigo’s best interest. Our Code of Conduct is available on our website (http://www.perrigo.com) under the heading Investors – Corporate Governance – Code of Conduct, and we will promptly post any amendments to or waivers of the Code on our website. We will mail a copy of our Code to any shareholder upon request to our Company Secretary, Todd W. Kingma, at Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland, or at GeneralMeeting@perrigo.com.

Director Independence

Our Corporate Governance Guidelines provide that a substantial majority of our directors should meet NYSE independence requirements. A director will not be considered independent unless the Board of Directors determines that the director meets the NYSE independence requirements and has no relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Based on its most recent annual review of director independence, the Board of Directors has determined that ten of our current eleven directors are independent, including Laurie Brlas, Gary M. Cohen, Jacqualyn A. Fouse, David Gibbons, Ran Gottfried, Ellen R. Hoffing, Michael J. Jandernoa, Gerald K. Kunkle, Jr., Herman Morris, Jr. and Donal O’Connor and that director nominee Shlomo Yanai is independent. Joseph C. Papa and director nominee Marc Coucke are not independent under these standards because they are currently serving as officers of Perrigo.

In making its independence determination, the Board of Directors has broadly considered all relevant facts and circumstances, and concluded that there are no material relationships that would impair these directors’ independence.

Board Oversight of Risk

While management is responsible for day-to-day risk management, the Board of Directors is responsible for the overall risk oversight of the Company. The Board’s committees take the lead in discrete areas of risk oversight when appropriate. For example, the Audit Committee is primarily responsible for risk oversight relating to financial statements, the Remuneration Committee is primarily responsible for risk oversight relating to executive compensation and the Company’s compensation policies and practices, and the Nominating & Governance Committee is primarily responsible for risk oversight relating to corporate governance. These committees report to the Board of Directors on risk management matters.

Management presents to the Board of Directors its view of the major risks facing the Company in a dedicated “enterprise risk management” presentation at least once a year. Matters such as risk appetite and management of risk are also discussed at this meeting. In addition, risk is regularly addressed in a wide range of Board discussions, including those related to segment or business unit activities, specific corporate functions (such as treasury, intellectual property, capital allocation and taxation matters), acquisitions, divestitures and consideration of other extraordinary transactions. As part of these discussions, our directors ask questions, offer insights and challenge management to continually improve its risk assessment and management. The Board has full access to management as well as the ability to engage advisors to assist the Board in its risk oversight role.

Board Leadership

Our governance documents provide the Board with flexibility to select the appropriate leadership structure for the Company. While the Board has no fixed policy with respect to combining or separating the offices of the Chairman of the Board and the Chief Executive Officer, our Corporate Governance Guidelines provide that, if the Chairman of the Board is an executive officer or for any other reason is not an independent director, the independent directors of the Board are required to elect a Lead Independent Director. In making leadership structure determinations, the Board considers many factors, including the specific needs of the business and what is in the best interests of the Company’s shareholders.

Our current leadership structure consists of a combined Chairman of the Board and Chief Executive Officer, an independent director serving as Lead Independent Director and strong, active independent directors. The Board believes that the Company and its shareholders are well-served by this leadership structure. Having one person serve as both Chairman of the Board and Chief Executive Officer provides clear leadership for the Company and helps ensure accountability for the successes and failures of the Company. At the same time, having a Lead Independent Director vested with key duties and responsibilities and three independent Board Committees chaired by independent directors provides a formal structure for strong, independent oversight of the Chairman and Chief Executive Officer and the rest of the Company’s management team.

Lead Independent Director

Since August 2003, the Board of Directors has appointed an independent director to serve as Lead Independent Director. The role of the Lead Independent Director includes:

•	presiding at all Board meetings at which the Chairman is not present, including executive sessions of the independent directors;

•

serving as a liaison between the Chairman and the independent directors, including being responsible for communicating with the CEO regarding CEO performance evaluations and providing feedback from the independent director sessions;

•	having the authority to call meetings of the independent directors; and

•	approving Board meeting agendas and schedules to assure there is sufficient time for discussion of all agenda items.

The Lead Independent Director is selected from those Perrigo directors who are independent, who have had a minimum of three years of service on Perrigo’s Board of Directors, and who have not been a former executive officer of Perrigo. The Lead Independent Director position is for an initial term of three years subject to annual reviews by our Nominating & Governance Committee and re-election as a director at the intervening AGM.

Following the initial three-year term, the Board may elect on an annual basis to continue the term of the Lead Independent Director.

Gerald K. Kunkle, Jr. has held the position of Lead Independent Director of Perrigo Company since August 2009. In August 2015, Mr.  Kunkle was selected by the Board to serve as Perrigo’s Lead Independent Director for another one-year term.

Board of Directors and Committees

Perrigo’s Board of Directors met 11 times in fiscal 2015. In addition to these meetings, directors attended Board committee meetings. The Board of Directors has standing Audit, Remuneration and Nominating & Governance Committees, and there were a total of 23 committee meetings in fiscal 2015. Each director attended at least 75% of the regularly scheduled and special meetings of the Board and Board committees on which he or she served in fiscal 2015.

We encourage all of our directors to attend our annual general meetings, all of whom attended the AGM in 2014.

The Board has adopted a charter for each of the Audit, Remuneration and Nominating & Governance Committees that specifies the composition and responsibilities of each committee. Copies of the charters are available on our website (http://www.perrigo.com) under For Investors – Corporate Governance – Committee Charters and are available in print to shareholders upon request to our Company Secretary, Todd W. Kingma, Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland, or GeneralMeeting@perrigo.com.

Audit Committee

During fiscal 2015, the Audit Committee met ten times. The Audit Committee currently consists of the following independent directors: Laurie Brlas (Chair), Jacqualyn A. Fouse, Ellen R. Hoffing and Donal O’Connor.

The Audit Committee monitors our accounting and financial reporting principles and policies and our internal controls and procedures. It is directly responsible for the compensation and oversight of the work of the independent registered public accounting firm in the preparation and issuance of audit reports and related work, including the resolution of any disagreements between management and the independent registered public accounting firm regarding financial reporting. It is also responsible for overseeing the work of our internal audit function. Additional information on the committee and its activities is set forth in the Audit Committee Report on page 41.

The Board of Directors has determined that each member of the Audit Committee (1) meets the audit committee independence requirements of the NYSE listing standards and the rules and regulations of the SEC and (2) is able to read and understand fundamental financial statements, as required by the NYSE listing standards. The Board has also determined that Laurie Brlas, Jacqualyn A. Fouse, Ellen Hoffing and Donal O’Connor have the requisite attributes of an “audit committee financial expert” under the SEC’s rules and that such attributes were acquired through relevant education and work experience.

Remuneration Committee

During fiscal 2015, the Remuneration Committee met seven times. The Remuneration Committee currently consists of the following independent directors: Ellen R. Hoffing (Chair), Gerald K. Kunkle, Jr., Laurie Brlas and Ran Gottfried.

The Remuneration Committee reviews and recommends to the Board compensation arrangements for the Chief Executive Officer and non-employee directors. It also reviews and approves the annual compensation for executive officers, including salaries, bonuses and incentive and equity compensation, and administers Perrigo’s incentive and other long-term employee compensation plans. The Remuneration Committee has engaged Meridian Compensation Partners, LLC (“Meridian”) as its independent consultant to assist it in considering and analyzing market practices and trends as well as management’s compensation recommendations. Perrigo has not retained Meridian Compensation Partners, LLC to perform any other compensation-related or consulting services for Perrigo. Additional information regarding the processes and procedures of the Remuneration Committee is presented in the Compensation Discussion and Analysis – Compensation Program Administration section, on page 15. In addition, interactions between Meridian and management are generally limited to discussions on behalf of the Committee or as required to compile information at the Committee’s direction. Based on these factors, its own evaluation of Meridian’s independence pursuant to the requirements approved and adopted by the SEC and the NYSE, and information provided by Meridian, the Committee has determined that the work performed by Meridian does not raise any conflicts of interest.

Nominating & Governance Committee

During fiscal 2015, the Nominating & Governance Committee met six times. The Nominating & Governance Committee currently consists of the following independent directors: Gary M. Cohen (Chair), Herman Morris Jr. and Gerald K. Kunkle, Jr.

The Nominating & Governance Committee identifies and recommends to the Board qualified director nominees. This committee also develops and recommends to the Board the Corporate Governance Guidelines applicable to Perrigo, leads the Board in its annual review of Board performance and makes recommendations to the Board with respect to the assignment of individual directors to various committees.

Executive Sessions of Independent Directors

The independent members of the Board of Directors hold regularly scheduled meetings in executive session without management and also meet in executive session with the Chief Executive Officer on a regular basis.

Shareholder Communications with Directors

Shareholders and other interested parties may communicate with any of our directors or with the independent directors as a group by writing to them in care of our Company Secretary, Todd W. Kingma, at Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland. Relevant communications will be distributed to the appropriate directors depending on the facts and circumstances outlined in the communication. In accordance with the policy adopted by our independent directors, any communications that allege or report significant or material fiscal improprieties or complaints about internal accounting controls or other accounting or auditing matters will be immediately sent to the Chair of the Audit Committee and, after consultation with the Chair, may be sent to the other members of the Audit Committee. In addition, the Lead Independent Director will be advised promptly of any communications that allege misconduct on the part of Perrigo management or that raise legal or ethical concerns about Perrigo’s practices or compliance concerns about Perrigo’s policies. The General Counsel maintains a log of all such communications, which is available for review by any Board member upon his or her request.

Director Nominations

The Nominating & Governance Committee is responsible for screening and recommending candidates for service as a director and considering recommendations offered by shareholders in accordance with our Articles of Association. The Board as a whole is responsible for approving nominees. The Nominating & Governance Committee recommends individuals as director nominees based on various criteria, including their business and professional background, integrity, diversity, understanding of our business, demonstrated ability to make independent analytical inquiries and the willingness and ability to devote the necessary time to Board and committee duties. A director’s qualifications in meeting these criteria are considered at least each time the director is recommended for Board membership. Should a new director be needed to satisfy specific criteria or to fill a vacancy, the Nominating & Governance Committee will initiate a search for potential director nominees, and may seek input from other Board members, the Chief Executive Officer, senior management and any outside advisers retained to assist in identifying and evaluating candidates.

Shareholders may nominate candidates for consideration at an annual general meeting by following the process described in the Articles of Association and summarized in this proxy statement under “Voting Information – How do I submit a shareholder proposal or director nomination for the next AGM?”

Upon a change in a director’s job responsibility, including retirement, our Corporate Governance Guidelines require the director to tender his or her resignation from the Board. The Nominating & Governance Committee will consider the change in circumstance and make a recommendation to the Board to accept or reject the offer of resignation.

Stock Ownership

Under our Corporate Governance Guidelines, each director who is not a Perrigo employee is required to attain stock ownership at a level equal to five times his or her annual cash retainer. Non-employee directors are subject to the same definition of stock ownership and retention requirements as executive officers, the details of which are described in the Compensation Discussion and Analysis – Elements of Compensation – Executive Stock Ownership Guidelines section, on page 24. All of our non-employee directors are in compliance with these guidelines.

Certain Relationships and Related-Party Transactions

Our Code of Conduct precludes our directors, officers and employees from engaging in any type of activity, such as related-party transactions, that might create an actual or perceived conflict of interest. In addition, our Board of Directors adopted a Related-Party Transaction Policy that requires that all covered related-party transactions be approved or ratified by the Nominating & Governance Committee. Under that policy, each executive officer, director or director nominee must promptly notify the Chair of the Nominating & Governance Committee and our General Counsel in writing of any actual or prospective related-party transaction covered by the policy. The Nominating & Governance Committee, with input from our Legal Department, reviews the relevant facts and approves or disapproves the transaction. In reaching its decision, the Nominating & Governance Committee considers the factors outlined in the policy, a copy of which is available on our website (http://www.perrigo.com) under the heading Investors – Corporate Governance – Related-Party Transaction Policy.

In addition, on an annual basis, each director and executive officer completes a Directors’ and Officers’ Questionnaire that requires disclosure of any transactions with Perrigo in which he or she, or any member of his or her immediate family, has a direct or indirect material interest in Perrigo. The Nominating & Governance Committee reviews the information provided in response to these questionnaires.

Omega Acquisition

On March 30, 2015, we acquired Omega Pharma Invest NV (“Omega”) from Alychlo NV (“Alychlo”) and Holdco I BE NV for nearly $3.0 billion in equity and cash, with $1.4 billion of existing Omega debt assumed by us in the transaction. Marc Coucke, the founder and Chief Executive Officer of Omega, and his spouse are the principal shareholders of Alychlo, which received all of the equity consideration in the acquisition that represented a value of approximately $2.26 billion at that time. Following the acquisition, Mr. Coucke was appointed as acting as permanent representative of Mylecke Management, Art & Invest NV (“Mylecke”), serving as EVP, General Manager, Omega Pharma.

Under the terms of the acquisition agreement, Mr. Coucke is subject to a non-compete until the later of March 30, 2020, or three years after the date he ceases to be a service provider, consultant, manager, or director of the Company or any of its subsidiaries, subject to certain exceptions. In addition, the equity consideration shares are subject to a lock-up agreement, and the Company has granted Alychlo registration rights in connection with the issuance of those shares.

Consultancy Agreement

On November 5, 2014, Omega entered into a Consultancy Agreement (the “Consultancy Agreement”) with Mylecke, represented by Mr. Coucke, which we assumed in connection with the Omega acquisition. The Consultancy Agreement requires Mr. Coucke to, upon request, assist the Omega business in Belgium. The Consultancy Agreement provides for annual fixed reimbursement of EUR 1,200,000; eligibility for an annual bonus, the amount and criteria to be determined by the Board of Directors; and reimbursement for reasonable out-of-pocket expenses. No bonus was awarded to Mr. Coucke in fiscal 2015. The Consultancy Agreement has an indefinite term. We may terminate the Consultancy Agreement at any time (i) if Mr. Coucke seriously breaches the terms of it or (ii) if we pay Mr. Coucke EUR 1,200,000. Mr. Coucke may terminate the Consultancy Agreement at any time if (i) we seriously breach the terms of it or (ii) Mr. Coucke provides six months’ notice. Mr. Coucke is subject to non-solicitation provisions during the term of the Consultancy Agreement and for twelve months thereafter.

Director Compensation

All of our non-employee directors are paid an annual cash retainer of $75,000. A supplemental annual cash retainer is also paid to committee chairs, the Lead Independent Director, and non-chair committee members as described below:

Committee Member Retainer:
Audit	$12,500
Remuneration	$12,500
Nominating & Governance	$8,000
Committee Chair Retainer:
Audit	$25,000
Remuneration	$25,000
Nominating & Governance	$16,000
Lead Independent Director Retainer:	$30,000

Our non-employee directors also receive annual equity awards in the form of restricted stock units vesting one year after the grant date. These grants are made pursuant to our shareholder-approved 2013 Long-Term Incentive Plan and are intended to directly link an element of director compensation to shareholders’ interests. In fiscal 2015, our non-employee directors received equity awards in the form of restricted stock units having a value of approximately $300,000. The grant date for the equity portion of the directors’ compensation was the fifth trading day after the day on which the Company publicly releases its first quarter earnings.

Our non-employee directors also receive a travel stipend of $10,000 per international trip to compensate them for the time spent traveling to attend board meetings in other countries. In addition, non-employee directors receive $1,000 per day for activities requiring travel in furtherance of board or Perrigo business (other than to and from regularly scheduled Board and committee meetings).

Directors who are Perrigo employees receive no fees for their services as directors.

The following table summarizes the compensation of our non-employee directors who served during fiscal year 2015.

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($) (2)	All Other Compensation	Total ($)
Laurie Brlas	152,500	300,017	0	0	452,517
Gary M. Cohen	141,000	300,017	0	0	441,017
Jacqualyn A. Fouse	127,500	300,017	0	0	427,517
David T. Gibbons	117,761	300,017	0	0	417,778
Ran Gottfried	157,500	300,017	0	0	457,517
Ellen R. Hoffing	168,186	300,017	0	0	468,203
Michael J. Jandernoa	139,314	300,017	0	0	439,331
Gerald K. Kunkle, Jr.	165,500	300,017	0	0	465,517
Herman Morris, Jr.	143,000	300,017	0	0	443,017
Donal O’Connor (3)	67,303	300,017	0	0	367,320
Ben-Zion Zilberfarb (4)	50,197	0	0	0	50,197

1)	Represents the grant date fair value of 1,929 shares of service-based restricted stock granted to each non-employee director on November 13, 2014, calculated in accordance with U.S. GAAP. The shares vest one year after the grant date. The grant date fair value is based on $155.53 per share, the closing price of Perrigo Company plc ordinary shares on the NYSE on the grant date.

As of June 27, 2015, each active non-employee director held 1,929 unvested shares of restricted stock.

2)	As of June 27, 2015, there were no unvested stock options held by non-employee directors. The total number of shares subject to vested stock options held by each non-employee director as of June 27, 2015 was: Ms. Brlas, 7,225; Mr. Cohen, 10,278; Ms. Fouse, 2,726; Mr. Gibbons, 5,001; Mr. Gottfried, 2,726; Ms. Hoffing, 14,435; Mr. Jandernoa, 24,093; Mr. Kunkle, Jr., 24,093; Mr. Morris, Jr., 24,093; Mr. O’Connor, 0; and Mr. Zilberfarb, 13,629.

3)	Mr. O’Connor was elected to the Board effective November 4, 2014.

4)	Mr. Zilberfarb served as a director through November 4, 2014.

Ownership of Perrigo Ordinary Shares

Directors, Nominees and Executive Officers

The following table shows how many Perrigo ordinary shares the directors, nominees, and named executive officers, individually and collectively, beneficially owned as of September 8, 2015, the record date. The percent of class owned is based on 146,375,987 Perrigo ordinary shares outstanding as of that date. The named executive officers are the individuals listed in the Summary Compensation table on page 29.

Beneficial ownership is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. In general, beneficial ownership includes any shares a shareholder can vote or transfer and stock options that are exercisable currently or become exercisable within 60 days. Except as otherwise noted, the shareholders named in this table have sole voting and investment power for all shares shown as beneficially owned by them.

	Ordinary Shares Beneficially Owned	Options Exercisable Within 60 Days of Record Date	Total	Percent of Class
Directors and Nominees

Laurie Brlas	8,974	7,225	16,199	*
Gary M. Cohen	11,868	10,278	22,146	*
Jacqualyn A. Fouse	2,433	2,726	5,159	*
David T. Gibbons	13,188.49	5,001	18,189	*
Ran Gottfried	11,725	2,726	14,451	*
Ellen R. Hoffing	7,601	14,435	22,036	*
Michael J. Jandernoa (1)	431,191	24,093	455,284	*
Gerald K. Kunkle, Jr.	24,204	24,093	48,297	*
Herman Morris, Jr. (2)	4,528	24,093	28,621	*
Donal O’Connor	1,442	—	1,442	*
Joseph C. Papa	119,415	147,854	267,269	*
Named Executive Officers Other Than Directors
Judy L. Brown	12,429	51,943	64,372	*
John T. Hendrickson (3)	9,879	2,378	12,257	*
Todd W. Kingma (4)	12,320	34,758	47,078	*
Sharon Kochan	7,373	12,060	19,433	*
Directors and Executive Officers as a Group (23 Persons) (5)	6,112,878	450,516	6,563,394	4%

*	Less than 1%.

1)	Shares owned consist of 868 shares owned directly by Mr. Jandernoa; 169,728 shares owned by the Michael J. Jandernoa Trust, of which Mr. Jandernoa is trustee; 93,441 shares owned by the Susan M. Jandernoa Trust, of which Mrs. Jandernoa is trustee; 59,788 shares owned by The Jandernoa 2018 Charitable Remainder Uni-Trust; and 107,366 shares owned by The Jandernoa 2028 Charitable Remainder Uni-Trust.

2)	Shares owned include 1,400 shares owned as custodian for Mr. Morris’ children.

3)	Shares owned include 9,879 shares owned by the John T. Hendrickson Trust, of which Mr. Hendrickson is the trustee.

4)	Shares owned include 2,000 shares in the Todd Kingma Charitable Remainder Uni-Trust.

5)	See footnotes 1 through 4. Includes directors and executive officers as of September 8, 2015. Of these shares, 5,397,711 are owned indirectly by Marc Coucke.

Other Principal Shareholders

The following table shows all shareholders other than directors, nominees and named executive officers that we know to be beneficial owners of more than 5% of Perrigo’s ordinary shares. The percent of class owned is based on 146,375,987 Perrigo ordinary shares outstanding as of September 8, 2015.

Name and Address of Beneficial Owner	Ordinary Shares Beneficially Owned	Percent of Class
BlackRock Inc. (1) 55 East 52nd Street New York, NY 10022	11,364,755	7.76%
The Vanguard Group (2) 100 Vanguard Blvd. Malvern, PA 19355	9,010,513	6.16%

1)	BlackRock Inc., has sole voting power with respect to 9,774,571 of the shares shared voting power with respect to none of the shares and sole dispositive power with respect to all of the shares. This information is based on a Schedule 13G filed with the SEC on February 6, 2015.

2)	The Vanguard Group, Inc. has sole voting power with respect to 239,910 of the shares, shared voting power with respect to none of the shares shared dispositive power with respect to 229,343 of the shares and sole dispositive power with respect to 8,781,170 shares. This information is based on a Schedule 13G filed with the SEC on February 11, 2015.

Section 16(a) Beneficial Ownership

Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires that Perrigo’s executive officers, directors and 10% shareholders file reports of ownership and changes of ownership of Perrigo ordinary shares with the SEC. Based on a review of copies of these reports provided to us and written representations from executive officers and directors, we believe that all filing requirements were met during fiscal year 2015, except that, due to an administrative error, a Form 4 filing reflecting a grant of RSUs to Jeff Needham was filed on May 21, 2015 instead of May 18, 2015.

Executive Compensation

Compensation Discussion and Analysis

This section summarizes the objectives and each element of the compensation program for the Chief Executive Officer, Chief Financial Officer and the next three most highly compensated executive officers who were serving at the end of fiscal year 2015 (collectively referred to as the “named executive officers”). You should review this section with the tabular disclosures that begin with the Summary Compensation Table on page 29.

Executive Summary

Executive Compensation Philosophy

•	Emphasize performance-based pay:

•	Performance-based compensation represented between 53% and 61% of our named executive officers’ targeted annual compensation for fiscal 2015;

•

Annual cash incentive awards are strongly tied to one-year operating results and also reflect individual performance; no cash incentive awards are paid if threshold financial targets are not attained, and cash incentive awards are capped at 200% of target even if financial performance would justify higher payments; and

•

For fiscal 2015, 30% of an executive’s long-term incentive (“LTI”) compensation opportunity (stock options) provides no actual value to the executive unless the stock price appreciates from the grant date, and 50% of the LTI compensation opportunity provides no actual value unless threshold levels of return on tangible capital (“ROTC”) targets are attained.

•	Conservative perquisites, with limited use of employment agreements.

•	Stock ownership and retention requirements align our executives’ interests with the long-term interests of Perrigo and our shareholders.

•

An independent compensation consultant with no other ties to the Company regularly assesses executive compensation policies and practices and reports directly to the Remuneration Committee of the Board of Directors (referred to in this Compensation Discussion and Analysis as the “Committee”).

Fiscal 2015 Company Performance

•	Record net sales of $4.6 billion, which reflected a 12% increase over fiscal 2014.

•	Record gross profit of $1.7 billion, which reflected a 21% increase over fiscal 2014.

•	Cash flow from operations of $1,051.0 million, which reflected a 31% increase over fiscal 2014.

•	Significant expansion of our geographic footprint and product portfolio with the acquisition of Omega, one of Europe’s largest healthcare companies, which closed on March 30, 2015.

Long-Term Shareholder Performance

The cumulative total shareholder return, which includes reinvestment of dividends, of our ordinary shares and of the common stock of Perrigo Company, our predecessor, over the five-year period ending June 27, 2015, was 227%, compared to the cumulative five-year total return of both the S&P 500 Index and the S&P 500 Pharmaceuticals Index of 137% and 150%, respectively.

Prior Say-on-Pay Vote

Over 87% of the votes cast at the 2014 AGM supported our say-on-pay proposal on an advisory basis. The Remuneration Committee carefully considered the results of that vote and, given the strong shareholder support of our executive compensation program, determined to maintain our overall compensation philosophy of tying a significant portion of total compensation to performance and made no material changes to the compensation structure.

Named Executive Officers

Our named executive officers for fiscal year 2015 are:

Name	Title
Joseph C. Papa	Chairman, President and Chief Executive Officer
Judy L. Brown	Executive Vice President, Chief Financial Officer
John T. Hendrickson	Executive Vice President, Global Operations and Supply Chain
Todd W. Kingma	Executive Vice President, General Counsel and Company Secretary
Sharon Kochan	Executive Vice President, General Manager, International

Compensation Program Administration

The Committee, which is composed entirely of independent directors, oversees our executive compensation program. Each year, the Committee reviews and approves the elements of compensation for all executive officers, including the named executive officers. The Committee submits its recommendations regarding the CEO’s compensation to the independent directors of the Board for approval. The CEO makes recommendations to the Committee regarding the compensation of the other executive officers for the Committee’s approval. Management is responsible for implementing the executive compensation program as approved by the Committee and the Board.

The Committee has engaged Meridian as its independent consultant to assist it in considering and analyzing market practices and trends, outside director compensation and management’s compensation recommendations. Perrigo has not retained Meridian to perform any non-executive compensation-related consulting services for Perrigo. In addition, management and the Committee periodically review compensation survey data published by Mercer Human Resource Consulting, Towers Watson, Aon Hewitt, SIRS and the Hay Group.

Compensation Objectives

The principal objectives of our executive compensation program are to:

•	attract and retain highly qualified executives;

•	ensure a strong linkage between an executive’s compensation and Company and individual performance (pay-for-performance);

•	provide total remuneration that is market competitive; and

•	require officers and non-executive directors to achieve and maintain a minimum level of Company stock ownership.

We believe that these objectives help us not only to compete for executive talent in a highly competitive industry, but also to maximize long-term returns to our shareholders.

Target Pay Philosophy

Our philosophy is to compensate our executives fairly within the prevailing competitive range of market practice and to tie a significant portion of their total compensation to the Company’s financial performance.

Salary adjustments and incentive awards are based on Company and division financial performance as well as individual performance. We provide limited executive benefits and perquisites, based on our desire to minimize the number of unique benefits for executives, consideration of market practices, recruiting needs and statutory requirements. Actual earned compensation may vary from targeted levels based on Company, division and individual performance.

The Use of Market Comparison Data in our Executive Compensation Decisions

The Committee uses information provided by Meridian regarding the compensation practices of select companies (the “Comparison Group”) as one of the factors in evaluating both the structure of our executive compensation program and target levels of compensation. Management also reviews data periodically from Mercer, Towers Watson and Equilar regarding the market positioning for base salary and annual and long-term incentive target levels for all executive roles. The Committee considers this information, together with the factors described in the “Target Pay Philosophy” section above, in determining executive compensation.

Over time, the Comparison Group selected by the Committee (following consultation with Meridian and management) has focused on comparably sized pharmaceutical peer group companies. The pharmaceutical industry has been steadily moving toward consolidation to remain competitive. As a result of market consolidation and Perrigo’s continued growth, the number of companies remaining in the existing Comparison Group dwindled to eight companies as of the end of fiscal 2014. For fiscal 2015, the Committee undertook a detailed review of the existing Comparison Group and, with the assistance of Meridian and management, analyzed potential peer company additions and deletions, resulting in the approval of a new peer group in April 2014 applicable for fiscal 2015 pay decisions. This new peer group, consisting of the 17 companies listed below, had median revenues and market capitalization of $5.5 billion and $35.4 billion, respectively. The new peer group includes:

Abbvie, Inc.	Mallinckrodt plc
Actavis plc	Mead Johnson Nutrition Co.
Allergan, Inc.	Mylan, Inc.
Bristol-Myers Squibb Co.	Regeneron Pharmaceuticals
Celgene Corporation	Shire plc (ADR)
Cubist Pharmaceuticals, Inc.	United Therapeutics Corporation
Endo International plc	Valeant Pharmaceuticals International
Hospira, Inc.	Zoetis, Inc.
Jazz Pharmaceuticals plc

This group is referred to as the “Comparison Group.” Meridian provides information on the pay practices of the Comparison Group to the extent that information is available. In addition to pay data for the Comparison Group, Meridian provided compensation data from the Towers Watson Pharmaceutical and Health Sciences Compensation Survey as an additional reference point for the Committee’s consideration.

In establishing compensation levels for the named executive officers, the Committee does not focus exclusively on market comparison data for positions with comparable responsibilities. Instead, that data is one factor that the Committee uses when setting compensation levels for each element of our program (salary, target annual cash incentive and equity-based compensation) and for the combined total of these elements. Although Perrigo does not specifically target a stated pay percentile objective, the Committee considers the 50th percentile of market data to be a valuable indication of what is competitive in the market.

In addition to market comparison data, the Committee also considers an individual’s competencies, experience and performance; Company and division financial performance; and the aggregate cost to Perrigo. Ultimately, consideration of market comparison data in setting compensation levels is intended to ensure that our compensation practices are competitive in terms of attracting, rewarding and retaining executives.

Tally Sheets

To assist it in making compensation decisions, the Committee annually reviews compensation tally sheets that contain comprehensive historical, current and projected data on the total compensation and benefits package for each of our named executive officers. These tally sheets also include analyses for various termination events (including terminations with and without cause and for death, disability, retirement or following a change of control) so that the Committee can consider and understand the nature and magnitude of potential payouts and obligations under the various circumstances. These tally sheets, which are prepared by management and reviewed by Meridian, generally contain data that are substantially similar to the data contained in the tables presented below.

Elements of Compensation

We believe the objectives of our executive compensation program are collectively best achieved through a compensation package comprised of the following elements:

•	base salary;

•	annual cash incentive awards;

•	long-term stock-based compensation that includes:

-	performance-based restricted stock units;

-	stock options;

-	service-based restricted stock units; and

•	benefits.

In fiscal 2015, performance-based compensation, which includes annual cash incentive awards, stock options and performance-based restricted stock units, represented approximate 66% of targeted annual compensation for the CEO and between 53% and 61% for the remaining named executive officers.

Meridian compares our executive compensation structure and practices to those of the Comparison Group annually. Based on Meridian’s fiscal year 2015 review, the market data provided by Meridian indicated that the structure of our executive compensation program is generally competitive with industry practices and consistent with the program objectives described above. In August 2013, the Committee modified the long-term incentive vehicle weighting to have more emphasis on performance share units (increased to 50% weighting), placing stock option weighting at 30% and restricted stock unit weighting at 20%. No changes were made to the long-term incentive vehicle weighting for the normal annual fiscal 2015 grant cycle.

The primary role of each compensation element is described below, followed by a discussion of the individual elements of compensation for the named executive officers, including the CEO.

Base Salaries

Base salaries are a fixed pay element provided to recognize and reward an individual’s position, competencies, experience and performance. Base salary is the only element of our executives’ total cash and equity compensation that is not at risk based on either the performance of our business or stock price appreciation. The Committee approves base salaries for the named executive officers other than the CEO. For the CEO, the Committee submits its recommendation for the CEO’s base salary to the independent directors of the Board for their approval. In approving an executive’s base salary, the Committee may consider comparisons among positions internally and externally, proxy and survey data, performance, job experience and unique role responsibilities. To assist the Committee in this process, each year the CEO provides the Committee with base salary recommendations for each of the other named executive officers as well as summaries of such named executive officers’ individual performance.

Executives are eligible for annual salary increases based on an evaluation of individual performance and the market level of pay for comparable positions at other companies in the Comparison Group. Executives are also eligible for salary adjustments for promotions or changes in job responsibilities. For fiscal 2015, base salaries for the named executive officers increased between 3% and 8% based on the Committee’s review of the compensation market data and assessment of individual performance.

Annual Incentive Award Opportunities

The Management Incentive Bonus Plan (the “MIB Plan”), which is part of the Perrigo Company Annual Incentive Plan that our shareholders approved in 2008 and for which the performance goals were reapproved by our shareholders in 2013, is intended to motivate and reward participants for achieving and exceeding specific, annual financial goals that support our objective of increasing long-term shareholder value. Participants in the MIB Plan include our executive officers (including the named executive officers), other management level personnel and other selected individuals. Substantially all other employees participate in other annual incentive plans. MIB awards are paid in cash upon attainment of the performance goals.

Near the beginning of each fiscal year, the Board approves the financial plan for that fiscal year, from which the Committee determines and approves the performance target goals and payout schedules for the MIB Plan. These goals and individual bonus targets, which are stated as a percentage of salary, are then communicated to the participants. The payout schedules reflect a range of potential award opportunities that are set around the targets.

Following the end of the fiscal year, the Committee reviews Perrigo’s actual results against the performance target goals to determine at what level the Management Incentive Bonus (“MIB”) will be paid. The MIB Plan payout schedules provide for payouts at or above the bonus target only if performance results meet or exceed our performance goals, excluding any items and events that are non-operational in nature, including acquisitions.

Individual performance goals are not a formulaic input for determining the bonus opportunity. However, to ensure that awards reflect an executive’s performance and contribution to our results, the Committee has, or, in the case of the CEO, the independent directors have, the discretion to adjust any named executive officer’s actual award up by as much as 50% or down by as much as 100% based on individual performance, provided that, in the case of any upward adjustment, the maximum incentive award opportunity for any individual executive is capped at 200% of the target award opportunity.

Reflecting our philosophy of pay-for-performance, actual incentive payouts may vary from target levels based on Company, division and individual performance. For all participants in the MIB Plan, including the named executive officers, the MIB and any discretionary bonus payouts have together averaged about 128% of target (ranging from 65% to 214% of target) over the prior ten fiscal years. The expectation is that, over long periods of time, annual incentive payouts should average around the target level.

The fiscal 2015 target annual incentive award opportunities, as a percentage of fiscal 2015 year-end base salary, were 120% for the CEO and 60-70% for the other named executive officers, as provided in the table below. The range of award opportunities is listed in the Grants of Plan-Based Awards for Fiscal Year 2015 table on page 30.

Executive	Fiscal 2015 Target Bonus (as % of Salary)
Mr. Papa	120%
Ms. Brown	70%
Mr. Hendrickson	60%
Mr. Kingma	60%
Mr. Kochan	60%

We have used consolidated operating income since fiscal 2013 as the metric for calculating the pool of available funds that can be paid out under the MIB Plan. Consolidated operating income for purposes of the MIB Plan equals operating income calculated in accordance with U.S. generally accepted accounting principles (“GAAP”), less certain adjustments considered unusual or non-recurring such as, but not limited to, restructuring expenses, unusual litigation charges, unusual gains or losses, and certain acquisition-related expenses and amortization expenses related to those acquisitions (“MIB Operating Income”). Operating income calculated in accordance with GAAP does not include the effect of income tax, interest expense and certain other income and expense items that are included in calculating net income in accordance with GAAP. Prior to fiscal 2013, we used consolidated net income as the metric under the MIB Plan. The Committee believes that using operating income as the performance metric better aligns management’s compensation with our operating units’ performance and is consistent with market practices.

Near the beginning of fiscal 2015, the Committee approved a matrix of target award opportunities for the MIB Plan that corresponded to various levels of operating income performance as a percentage of the MIB Operating Income goals. The maximum pool of funds available for all fiscal 2015 awards under the MIB Plan was capped at 200% of the aggregate target award for all participants and the maximum incentive award opportunity for any individual participant in the MIB Plan is limited to 200% of that individual’s target award.

The following chart shows the formula for overall MIB funding for fiscal year 2015:

Performance Level	Funding Level
Below 80% of performance target	No funding
At 80% of performance target	50% funding of target awards (threshold)
Between 80% and 100% of performance target	50% funding of target awards plus an additional 2.5% of funding for every 1% (or fraction thereof) above the performance target
At 100% of performance target	100% funding of target awards (target)
Between 100% and 120% of performance target	100% funding of target awards plus an additional 5% of funding for every 1% (or fraction thereof) above the performance target (to a maximum of 200%)
At or above 120% of performance target	200% funding of target awards (maximum)

Near the beginning of each fiscal year, the Board approves the financial plan for that fiscal year, from which the Committee determines and approves the performance target goals and payout schedules for the MIB Plan. As a result, the Committee originally set the MIB Operating Income target for all participants in the MIB Plan for fiscal 2015 at $1,285.3 million, a 19.85% increase in target from fiscal 2014. In addition, the MIB Plan for fiscal 2015 originally required MIB Operating Income of at least $1,028.2 million in order for participants to receive any payment under the plan in fiscal 2015. Following the acquisition of Omega in March 2015, the Committee revised the fiscal 2015 MIB Operating Income target to be $1,342.3 million, reflecting the target results of the combined companies from the date of the acquisition to the end of fiscal 2015. This revised operating income target resulted in a 25% increase in the target from fiscal 2014. As a further result, the minimum (or threshold) MIB Operating Income required in order for participants to receive any payment under the MIB Plan in fiscal 2015 was revised to $1,068.0 million.

The potential funding scenarios for the MIB Plan, as revised to reflect the Omega acquisition, are set forth in the table below.

FY2015 MIB Pool Funding

	MIB Operating Income	Pool Funding
Maximum	$1,626,300,000	200%
Target	$1,342,300,000	100%
Threshold	$1,068,000,000	50%
Actual	$1,315,600,000	95.0%

Perrigo’s actual MIB Operating Income performance for fiscal 2015 was $1,315.6 million. This amount consisted of $763.3 million of income from continuing operations as reported in our financial statements, plus $552.2 million of net, non-operational adjustments reviewed and approved by the Committee. These adjustments included charges related to acquisitions not included in Perrigo’s original plan for fiscal year 2015, restructuring charges, and other expenses. Based on the payout matrix for the 2015 MIB Plan, the pool of funds available for all fiscal 2015 awards under the MIB Plan was 95.0% of the target award.

The pool of available funds was then allocated among eleven sub-pools covering various geographic groups or business units, including Corporate, using a mathematical formula based on the relative performance of each geographic group or business unit. This allocation determined the actual pay-out for members of each respective geographic group or business unit, which ranged from a low of 36.7% to a high of 104.4%. The Company’s management team, including the named executive officers, are included in the Corporate MIB Plan.

Prior to fiscal 2015, the Committee used the following performance measurements to determine how the pool of available MIB funds would be allocated among the various business units, including Corporate:

•	MIB Operating Income and operating working capital turnover at the Corporate level, which applies to each named executive officer; and

•	operating income and operating working capital turnover at the business unit/division level.

Working capital turnover measured Perrigo’s ability to convert the operating income required to support customers into cash over a period of time, with a higher operating working capital turnover rate corresponding to higher cash flow from operations.

For fiscal 2015, the Committee approved a change to the MIB Plan such that “Days Working Capital” was used in place of “Operating Working Capital Turns” as part of the calculation to determine how to allocate the pool of MIB funds among the various business units. This change was approved by the Committee to enhance focus on the balance sheet and statement of cash flows in addition to the income statement. Although both metrics are fairly similar, the Committee believed that Days Working Capital is a superior benchmark that facilitates the annual goal setting process. The weighting for Days Working Capital remained at 14%, while the weighting for Operating Income remained at 86%.

The MIB Operating Income and Days Working Capital targets for participants in the Corporate MIB Plan for fiscal year 2015 were $1,342.3 million and 108 days, respectively. In addition, the Corporate MIB Plan for fiscal 2015 required MIB Operating Income and Days Working Capital of at least $1,073.9 million and at least 130 days in order for participants to receive any payouts relative to those components under the Plan.

Perrigo’s actual MIB Operating Income and Days Working Capital performance for fiscal 2015, as calculated under the Corporate MIB Plan, was $1,315.6 million and 110 days, respectively. The fiscal 2015 MIB Operating Income and Days Working Capital performance each represented approximately 95% of the MIB Operating Income target payout and the Days Working Capital target payout. Based on the payout matrix for the 2015 Corporate MIB Plan and the weighting between the MIB Operating Income and Days Working Capital components, the bonus payouts under the 2015 Corporate MIB Plan, which included each named executive officer, were 95% of the bonus target.

While the 95% payouts were based on the payout matrix for the 2015 Corporate MIB Plan, we believe this payout level is also supported by and consistent with other aspects of Perrigo’s fiscal 2015 financial performance, including record sales, gross profit and cash flow from operations. All of these factors contributed to Perrigo’s strong performance in fiscal 2015.

In assessing individual performance in fiscal 2015 for purposes of determining whether adjustments should be made to the MIB payouts, the Committee focused on the personal efforts of participants to help Perrigo meet its financial, strategic and other goals. The CEO provided substantial input to the Committee regarding the personal performance of the other named executive officers in this respect and, in the case of the CEO, the Committee submitted its recommendation to the independent directors for their approval. The independent directors in the case of the CEO, and the Committee in the case of the other named executive officers, have the ability to adjust individual MIB payouts based on personal performance. After individual adjustments based on this assessment of individual performance, competencies, and experience, actual MIB payouts to the named executive officers for fiscal 2015 ranged from 98% to 102% of target. The actual bonuses awarded to the named executive officers are listed under Non-Equity Incentive Plan Compensation in the Summary Compensation Table on page 29.

Stock-Based Compensation

Long-term stock-based compensation, which is awarded under our 2013 Long-Term Incentive Plan (the “LTIP”), is intended to motivate and reward executives for creating shareholder value as reflected in the total shareholder return of Perrigo’s ordinary shares. Awards under the LTIP may be in the form of stock options, non-statutory stock options, stock appreciation rights or stock awards, including restricted shares or restricted share units, or performance shares or performance units. We provide long-term incentive opportunities solely through stock-based awards to the executive officers, management and other key employees. In fiscal 2015, approximately 500 employees received stock-based compensation.

As a variable component of compensation, the amount realized from stock-based compensation will vary based on the market price of Perrigo’s ordinary shares. In addition, performance-based restricted stock units are only earned if specified financial goals are achieved.

The Committee sets stock-based grant levels based on consideration of an executive’s position, performance review of market competitive practices (using the market median as a competitive guideline) and the aggregate cost impact to the Company. Grants to named executive officers are subject to the approval of the Committee and, in the case of the CEO, the independent directors of the Board.

The long-term stock-based compensation for our executives consists of a mix of three types of stock-based awards: performance-based restricted stock units, stock options, and service-based restricted stock units. In developing this grant mix, the Committee considered the Company’s compensation philosophy and ongoing business strategy, reviewed market practices and alternative award types, and considered the overall cost impact to Perrigo of various award types. The Committee reviews this grant mix annually and has concluded that the current mix of long-term incentive vehicles continues to support the key objectives of the Company’s long-term incentive program and the pay-for-performance philosophy. Consistent with our long-standing emphasis on performance-based compensation, the majority of the award opportunity is provided through performance-based awards in the form performance-based restricted stock units and stock options. This provides a tiered mix among the three award types while maintaining the emphasis on performance-based awards. The portion of the long-term incentive opportunity granted in service-based restricted stock units is provided, primarily, to facilitate retention. The mix in types of equity compensation was last changed in August 2013, when the Committee approved changes to the allocation of long-term equity compensation for all executive and non-executive officers entitled to receive such equity compensation. Since fiscal 2014, equity compensation for all recipients, including our named executive officers, has been 30% stock options, 20% restricted stock units and 50% performance-based restricted stock units. The Committee and Board believe that this mix is consistent with market practices and reflects our philosophy of pay-for-performance.

A description of each award type and the weighting of the total award opportunity (percent of the total targeted value) for fiscal 2015 are presented below:

•	Performance-based restricted stock units (50% weighting):

-

Vesting is dependent on the Company’s performance over a three-year period, except with respect to the 2013 and 2014 awards as described below under “Changes for Fiscal Year 2016 – Change in Performance Measurement Period for the 2013 and 2014 Annual Long-Term Incentive Grant,” on page 27.

-

Shares can be earned based on the three-year average return on tangible capital (“ROTC”) (average of three discrete one-year ROTC goals, which are set based on the annual financial plan). The target goals are set by the Board at challenging levels requiring execution of each year’s financial plan.

-	Earned awards, if any, can range from 0% to 200% of the target number of shares granted.

•	Stock options (30% weighting):

-	Vest 33% per year beginning one year from the date of grant (fully vest after three years).

-	Have a 10-year term, after which the options expire.

-	Exercise price equals the last reported sale price of Perrigo’s ordinary shares on the grant date.

-

The ultimate value of the stock options that will be realized, if any, is not determinable until they are exercised. Stock options will have value only to the extent that the stock price increases above the option’s exercise price.

•	Service-based restricted stock units (20% weighting):

-	Vest 100% three years from the date of grant.

-	Accrued dividends paid in cash at the end of the restriction period.

Performance-based restricted stock units are earned and vest, if at all, three years from the grant date depending on the Company’s performance over the applicable three-year performance period, except as described on page 27. The Committee has approved using ROTC as the performance measure for performance-based restricted stock units. ROTC measures our ability to generate profits from the effective use of all tangible capital invested in the business. Tangible capital is defined as Perrigo’s operating assets and liabilities excluding all acquisition-related intangible assets and goodwill. ROTC is calculated by dividing Perrigo’s after tax MIB Operating Income, by its tangible capital. Both management and the Board of Directors regularly review both ROTC and return on invested capital (“ROIC”) to measure the Company’s ability to provide a return on all assets greater than the Company’s cost of capital. The ROIC calculation includes goodwill as well as intangible assets from acquisitions.

The ROTC target used for performance-based restricted stock units granted in fiscal 2015 was 59.2%. Our fiscal 2015 ROTC performance of 61.2% resulted in an actual vesting credit of 135%, which will be relevant for any three-year performance period that includes fiscal 2015. Information regarding the fiscal 2013 grant, which vested subsequent to the end of fiscal 2015, is included in footnote 5 to the Outstanding Equity Awards at Fiscal Year-End 2015 table on page 32.

With respect to the performance-based restricted stock units granted in fiscal year 2012 that vested in fiscal 2015, the vesting credits for the fiscal 2014, 2013 and 2012 portions of the 2012 grant were 114%, 86% and 179%, respectively, based on Perrigo’s financial performance. Given these percentages, the full three-year vesting credit for the performance-based restricted stock units granted in fiscal 2012 was 126%. These results are summarized in the chart below:

2012 Performance Share Awards

(Based on Company ROTC performance in fiscal years 2012, 2013 and 2014 and vested in fiscal year 2015)

	FY 2012	FY 2013	FY 2014
ROTC Maximum Performance (200% Payout)	43.1%	46.0%	55.1%
ROTC Target Performance (100% Payout)	39.2%	41.8%	50.0%
ROTC Threshold Performance (50% Payout)	35.3%	37.6%	45.0%

ROTC Actual Performance	42.3%	40.6%	50.8%

Percent Payout	179%	86%	114%
Full 3-year vesting = 126%

The actual number of restricted stock units that vested in fiscal 2015 for each of our named executive officers is listed under Number of Shares Acquired on Vesting in the Option Exercises and Stock Vested in Fiscal Year 2015 table on page 33.

The accounting cost of the stock-based awards is determined at the grant date and accrued over the vesting service period. The ultimate expense for the performance-based restricted stock units is based on the number of shares earned.

The grant date fair value, as calculated under the applicable accounting standard (FASB ASC Topic 718), for the fiscal 2015 stock-based grants is presented in the Grants of Plan-Based Awards for Fiscal Year 2015 table on page 30.

Stock options and performance-based restricted stock units are designed to be deductible by Perrigo for federal income tax purposes under Section 162(m) of the Internal Revenue Code (the “Code”). Accordingly, when executives exercise stock options or receive shares in payment for earned performance-based restricted stock units, they are taxed at ordinary income rates (subject to withholding), and Perrigo receives a corresponding tax deduction. For certain named executive officers with total compensation exceeding $1 million, the compensation expense associated with service-based restricted stock awards may not be tax deductible by Perrigo for federal income tax purposes under Section 162(m).

Our grant documents include a claw-back provision that allows Perrigo to recover incentive compensation paid to an executive if Perrigo’s financial results are later restated due to the individual’s misconduct, including, without limitation, fraud or knowing illegal conduct.

Annual Grant Timing

During our regularly scheduled meetings in August, the independent directors approve all regular, annual stock-based awards for the CEO, and the Committee approves all stock-based awards for the other named executive officers, as well as the maximum potential total grants for other employee levels. All regular annual stock-based awards are granted on, and priced at the last reported sale price of Perrigo’s stock on the fifth trading day after the day on which Perrigo publicly releases its year-end earnings for the fiscal year.

In addition, on August 13, 2014, the Committee approved a one-time grant of restricted stock units to the Company’s executive officers, including the named executive officers, to recognize their contributions related to our acquisition of Elan Corporation, plc. These grants were made on August 21, 2014 and will vest two years from the grant date. The named executive officers received restricted stock units equal to the following amounts: Mr. Papa: $1,000,000; Ms. Brown: $250,000; Mr. Kingma: $250,000; Mr. Hendrickson: $250,000 and Mr. Kochan: $150,000.

Stock-based awards may be granted during the year to new hires or to existing non-executive employees under special circumstances (promotions, retention or performance) with the approval of the CEO. Stock-based awards may also be granted during the year to the executive officers other than the CEO with the approval of the Committee and to the CEO with the approval of the independent directors as permitted under the LTIP. Such awards are priced at the closing price of Perrigo’s stock on the day the awards are granted.

In connection with the Company’s change in fiscal year, we are transitioning our compensation processes. As a result, on June 29, 2015, after the end of the 2015 fiscal year, the Committee approved grants for the six-month transition period ending December 31, 2015. Beginning in 2016, we expect that the Committee will make annual grants in the February/March timeframe consistent with having a calendar year end.

Executive Stock Ownership Guidelines

Consistent with our compensation philosophy of tying a significant portion of the total compensation to performance, our executive compensation program facilitates and encourages long-term ownership of Perrigo stock. Our stock ownership guidelines reinforce that philosophy by requiring executive officers to maintain specific levels of stock ownership.

Each executive officer is required to attain certain target levels of stock ownership. These ownership guidelines are expressed in terms of a multiple of base salary as follows:

•	Chief Executive Officer: 5 times base salary

•	Executive Vice President: 3 times base salary

•	Senior Vice President: 2 times base salary

For purposes of determining an executive officer’s stock ownership, at least fifty percent (50%) must consist of (i) shares purchased on the open market, (ii) shares owned jointly with a spouse and/or children, (iii) shares acquired through the exercise of stock options or vesting of restricted shares or restricted stock units, or (iv) shares held through the Perrigo Company Profit-Sharing and Investment Plan. The balance of an executive officer’s stock ownership may be satisfied through (a) unvested but earned performance-based restricted stock shares or restricted share units that have not been forfeited, and (b) unvested service-based restricted shares or restricted share units that have not been forfeited.

Until each executive officer attains the applicable target stock ownership level, he or she is required to retain a stated percentage of shares received through our incentive plans, including shares obtained through the exercise of stock options, vesting of restricted shares, payout of performance shares and any other vehicle through which the individual acquires shares. At any time that an executive’s direct stock ownership is below the required levels set forth above, (i) with respect to restricted shares and units, he/she is restricted from selling more than 50% of the net shares received following the vesting of any service-based or performance-based restricted shares or restricted share units under any of the Company’s compensation plans, and (ii) with respect to stock options, he or she is restricted from selling more than 50% of the net value received upon the exercise of any stock option (i.e. after the cost of the option and taxes are remitted), such that at least 50% of the net value received upon the exercise of any stock option must be converted to directly owned shares. In these cases, however, the participants must still adhere to the retention requirements with respect to the remaining shares.

As of the end of fiscal 2015, all of our executive officers, including our named executive officers, were in compliance with these guidelines.

Compensation Risk Assessment

At the Committee’s request, Meridian, the Committee’s independent consultant, conducted an assessment of the Company’s compensation policies and practices in fiscal 2015 to determine whether any practices might encourage excessive risk taking on the part of executives. This assessment included a review of the Company’s pay philosophy, competitive position, annual incentive arrangements (including broad-based incentive plans) and long-term incentive arrangements (including stock option, restricted stock unit and performance share unit design) as well as potential mitigating factors such as stock ownership requirements and recoupment policies.

After considering Meridian’s assessment, the Committee concluded that our compensation programs are designed and administered with the appropriate balance of risk and reward in relation to our overall business strategy and are not designed in such a way to encourage executives and employees to take unnecessary risks that would be reasonably likely to have a material adverse effect on the Company. Factors that led to this conclusion include:

•	Our overall compensation levels are generally within a competitive range of market.

•

Our compensation mix, which is described in detail above, is balanced among (i) fixed components such as salary and benefits, (ii) annual incentives that are based on total Company financial performance, business unit financial performance, operational measures and individual performance, and (iii) for management level personnel, equity awards comprised of stock options, performance share units and time-based restricted stock units. The Committee believes our compensation mix provides a balanced focus on achieving both short-term financial results and long-term value creation.

•

Through equity-based awards, a significant percentage of our management’s incentive compensation is based on the long-term performance of the total Company, which mitigates any incentive to pursue strategies that might maximize the performance of a single operating division to the detriment of our Company as a whole.

•	The MIB Plan and the performance share units each use different performance metrics to determine actual earned award payouts.

•

We have the right to recover incentive compensation previously paid to an executive based on our financial results if the results are later restated because of the individual’s misconduct, including without limitation fraud or knowing illegal conduct.

•	Our incentive award program avoids steep payout cliffs at certain performance levels that may encourage short-term business decisions to meet payout thresholds.

•

Maximum payouts under both the MIB Plan and the LTIP are capped at 200% of the target amount for executive officers, including named executive officers, which mitigates excessive risk-taking since the amount that can be earned in any given performance period is capped.

•

Our senior executives are subject to stock ownership guidelines that incentivize them to consider the long-term interest of Perrigo and our shareholders and discourage excessive risk-taking that could negatively impact our stock price.

•

Our Board of Directors and the Committee annually review and approve incentive plan targets that they believe are attainable without the need to take inappropriate risk, and they retain a large amount of discretion to adjust compensation for Company, division and individual performance as well as other factors.

Based on the foregoing, the Committee determined that any risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

Benefits and Perquisites

Retirement Benefits

We offer retirement benefit plans to provide financial security and to facilitate employees’ saving for their retirement. We make annual contributions under our Profit Sharing Plan for employees, including the executive officers. We also make matching contributions up to the limits as defined in the applicable regulations under our 401(k) Plan to certain of our employees, including the named executive officers.

Executive Perquisites

We provide a limited number of perquisites to our named executive officers. Benefits and perquisites may include supplemental long-term disability insurance premiums, executive physical exams, limited spousal travel and financial counseling/tax advice.

Non-Qualified Deferred Compensation Plan

We maintain a Non-Qualified Deferred Compensation Plan (the “Deferred Compensation Plan”) that allows certain executives, including the named executive officers, to voluntarily elect to defer base salary and earned annual incentive awards. Under that plan, we provide annual profit-sharing contributions and matching contributions that cannot be provided under Perrigo’s Profit-Sharing and Investment Plan (the “Tax-Qualified Plan”) because of the limitations of Sections 415 and 401(a)(17) of the Code. Code Section 415 limits the total annual additions to a participant’s account under the Tax-Qualified Plan to a specified dollar amount, currently $53,000. Code Section 401(a)(17) limits total compensation that can be considered under the Tax-Qualified Plan. This limit is currently $265,000. Due to these limits, certain Perrigo employees would not receive profit-sharing contributions and matching contributions under the Tax-Qualified Plan on their full compensation. Therefore, we provide affected employees, including the named executive officers, with the profit-sharing contributions and matching contributions under the Deferred Compensation Plan that they would have been eligible for under the Tax-Qualified Plan but for the limitations under the Code.

Employment Agreements (Severance Benefits)

We typically do not enter into employment agreements with our executives. However, in order to recruit our CEO during fiscal 2007, we entered into an employment agreement with him. The key compensation terms of this agreement are summarized below. Post-employment payments under the CEO’s employment agreement are presented in the section entitled “Potential Payments Upon Termination or Change in Control” beginning on page 34.

All other executives are subject to the Company’s general severance policy in the event of termination other than for cause. Under this policy, executives terminated without cause would receive 52 weeks of base salary, a 52-week waiver of COBRA premiums, a pro-rata bonus payment and career transition assistance up to a maximum of $25,000.

CEO Compensation

Mr. Papa’s employment agreement became effective on October 9, 2006. His initial compensation was determined based on consideration of market practices and experience. Consistent with our emphasis on performance-based pay, the majority of Mr. Papa’s annual compensation is stock-based with the ultimate value realized based on Perrigo’s stock price performance. In accordance with his employment agreement, Mr. Papa’s compensation currently includes: a base salary; participation in the MIB Plan; annual grants of stock options, service-based restricted units and performance-based restricted stock units; and participation in Perrigo’s other employee benefit plans.

Mr. Papa also serves on the Board of Directors pursuant to the terms of his agreement. Although the agreement had an initial term of two years, it automatically was extended for additional 12-month periods and will continue to do so until either Perrigo or Mr. Papa provides written notice of non-renewal to the other party at least 120 days before the last day of the then-current renewal term. The agreement contains customary confidentiality obligations, non-competition restrictions for two years from the date of termination of his employment and non-solicitation restrictions for one year from the date of termination of his employment.

If Mr. Papa were involuntarily terminated by us without cause or voluntarily terminated for good reason (as defined in the agreement), he would receive cash severance benefits and continued vesting of certain stock-based awards. The circumstances under which severance benefits are triggered and the resulting payouts were set to recruit Mr. Papa and were generally consistent with market practices. In addition, under the terms of his equity grant agreements, Mr. Papa would receive full vesting of his outstanding stock-based awards upon termination following a change in control. There are no additional enhancements for a termination of employment following a change of control.

Further details regarding potential payments under this agreement upon a termination of employment are presented in the section entitled “Potential Payments Upon Termination or Change in Control” beginning on page 34.

Changes for Fiscal Year 2016

Change in Fiscal Year

As previously disclosed, on December 18, 2014, the Board of Directors approved a change in the Company’s fiscal year-end from the Saturday closest to each June 30 to December 31. The Company’s fiscal year-end will begin on January 1 and end on December 31 of each year, starting on January 1, 2016. The Company’s fiscal year 2015 ended on June 27, 2015 and will be followed by a transition period from June 28, 2015 to December 31, 2015 (the “Stub Year”).

Change in Performance Measurement Period for the 2013 and 2014 Annual Long-Term Incentive Grant

As a result of the change in fiscal year, on June 22, 2015, the Board and the Committee approved amendments to the performance measurement period applicable to the Company’s 2013 and 2014 performance-based restricted stock unit awards under the Company’s 2013 Long-Term Incentive Plan. The amendments change the remaining performance measurement period on each of the 2013 and 2014 grants to align with the next two financial reporting periods of the Company given the change in fiscal year. As amended, the performance measurement periods are as follows:

2013 Grants	Original Measurement Periods	As Amended
Year One	June 30, 2013 – June 28, 2014	June 30, 2013 – June 28, 2014
Year Two	June 29, 2014 – June 27, 2015	June 29, 2014 – June 27, 2015
Year Three	June 28, 2015 – June 25, 2016	June 28, 2015 – December 31, 2015

2014 Grants
Year One	June 29, 2014 – June 27, 2015	June 29, 2014 – June 27, 2015
Year Two	June 28, 2015 – June 25, 2016	June 28, 2015 – December 31, 2015
Year Three	June 26, 2016 – July 1, 2017	January 1, 2016 – December 31, 2016

The amendments retain the original service requirements, such that the recipients must remain employed with the Company through the original vesting date of the applicable grant in order to actually receive these grants.

Stub-Year LTI Grant

On June 29, 2015, the Committee (and, with respect to the CEO’s compensation, the Board) awarded performance-based restricted stock units to the Company’s executive officers, including the named executive officers. These performance-based restricted stock units were awarded in connection with the Company’s change in fiscal year and were awarded at an approximately one-half year value to reflect the six-month Stub-Year. Although the long-term stock-based compensation for the Company’s executives has historically consisted of a mix of three types of stock-based awards: performance-based restricted stock units, stock options, and service-based restricted stock units; for the Stub-Year only, the stock-based compensation grant consisted of only performance-based restricted stock units for executive officers, including the named executive officers, and restricted stock units for all other participants. The Stub-Year LTI grants to the NEOs were as follows:

Named Executive Officer Performance-based Restricted Stock Stub-Year Grants

Named Executive Officer	Stub-Year PRSU’s Granted
Mr. Papa	21,994
Ms. Brown	5,431
Mr. Hendrickson	2,987
Mr. Kingma	2,987
Mr. Kochan	2,285

As in the past, all of these grants have a three-year cliff vesting schedule, and the performance metric for the performance-based restricted stock units will continue to be based on return on tangible capital. Beginning in 2016, any stock-based compensation grants will likely be made in the February or March timeframe in a manner consistent with having a calendar year end.

Retention Grants

The Committee and Board of Directors also recently addressed the adverse impact of Mylan’s hostile takeover proposal on the Company’s applicant flow and offer acceptance rate, third-party recruitment of Perrigo’s key talent, and the increased uncertainty in the workforce. In light of these realities, on June 22, 2015, the Remuneration Committee approved a one-time retention grant to certain employees, including the named executive officers. The retention grant for each individual was equal in value to his or her Stub-Year grant and consisted of restricted stock units with five-year cliff vesting. These retention awards were granted on June 29, 2015, and approximately 130 employees, including the named-executive officers, received the one-time retention grant.

Tax Matters

Deductibility of Compensation

Code Section 162(m) limits the deductibility by Perrigo of compensation in excess of $1 million paid to each of the CEO and the next three most highly paid officers (excluding the Chief Financial Officer). Certain “performance-based compensation” is not included in compensation counted for purposes of the limit. The Committee attempts to establish and maintain a compensation program that will optimize the deductibility of compensation. The Committee, however, reserves the right to use its judgment to authorize compensation that may not be fully deductible where merited by the need to respond to changing business conditions or an executive officer’s individual performance.

Summary Compensation Table

The following table summarizes the compensation of our named executive officers for fiscal years 2015, 2014 and 2013.

Name and Principal Position	Fiscal Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Joseph C. Papa Chairman, President, Chief Executive Officer	2015	1,183,750	4,829,963	2,022,335	1,410,130	261,441	9,707,618
	2014	1,117,500	3,990,351	1,711,405	1,037,390	11,088,894	18,945,540
	2013	1,055,000	2,399,959	1,551,631	953,175	186,271	6,146,036

Judy L. Brown Executive Vice President, Chief Financial Officer	2015	605,950	1,367,131	572,404	419,968	180,380	3,145,833
	2014	563,200	1,206,065	517,314	340,249	3,785,451	6,412,279
	2013	526,250	840,067	543,069	288,248	91,112	2,288,746

John T. Hendrickson Executive Vice President, Global Operations and Supply Chain	2015	490,750	680,684	285,023	295,912	235,247	1,987,616
	2014	470,250	643,937	276,234	265,328	1,299,871	2,955,620
	2013	452,468	333,029	215,290	250,264	69,726	1,320,777

Todd W. Kingma Executive Vice President, General Counsel and Secretary	2015	490,750	736,238	285,023	294,812	120,084	1,926,907
	2014	470,250	643,937	276,234	267,855	2,400,921	4,059,198
	2013	452,468	459,028	296,742	250,264	60,903	1,519,405

Sharon Kochan Executive Vice President, General Manager International	2015	474,125	575,339	240,909	279,509	104,188	1,674,070
	2014	458,025	559,972	240,195	243,663	1,296,902	2,798,756
	2013	441,000	314,998	203,664	243,922	55,525	1,259,109

1)	Represents the full grant date fair value of stock awards granted in the years shown, calculated in accordance with U.S. GAAP. Stock awards include service-based restricted stock units and performance-based restricted stock units. For the performance-based stock awards, the amounts reported were valued using the closing market price of our common stock on the date of grant assuming payout at target performance of 100%. These values were as follows: Mr. Papa, $3,449,963; Ms. Brown, $976,480; Mr. Hendrickson, $486,245; Mr. Kingma, $486,245; and Mr. Kochan, $410,893. The 100% target performance is based on the probable outcome of the relevant performance conditions as of the grant date. See the Grants of Plan-Based Awards for Fiscal Year 2015 Table for additional information regarding the full grant date fair value for all stock awards. Assuming payout at maximum performance of 200%, the full grant date fair value of performance-based stock awarded in fiscal 2015 would have been: Mr. Papa, $6,899,925; Ms. Brown, $1,952,960; Mr. Hendrickson, $972,491; Mr. Kingma, $972,491; and Mr. Kochan, $821,786. For fiscal 2015, this also includes a one-time grant of restricted stock units in recognition of the executive officers’ contributions related to the Elan acquisition.

2)	Represents the full grant date fair value of stock options granted in the fiscal years shown, calculated in accordance with U.S. GAAP. Stock options were valued using the Black-Scholes model. Additional weighted average valuation assumptions related to option awards are included in the stockholders’ equity note of the audited financial statements included in our Annual Reports on Form 10-K for the fiscal years ended June 27, 2015, June 28, 2014 and June 29, 2013. See the Grants of Plan-Based Awards for Fiscal Year 2015 table for additional information regarding these awards.

3)	The compensation amounts set forth in the “Non-Equity Incentive Plan Compensation” column represent the Management Incentive Bonus earned for the relevant fiscal year as described in the Compensation Discussion and Analysis section entitled Elements of Compensation – Annual Incentive Award Opportunities.

4)	The following table describes the compensation amounts set forth in the “All Other Compensation” column of the Summary Compensation Table:

Name	Perquisites and Other Personal Benefits ($)(1)	Registrant Contributions to Defined Contribution Plans ($)(3)	Registrant Contributions to Non-Qualified Plans	Executive Long-Term Disability ($)(4)	Total ($)
Joseph C. Papa	18,451	24,000	205,903	13,087	261,441
Judy L. Brown	93,258	18,000	65,980	3,142	180,380
John T. Hendrickson	12,500	23,045	195,731	3,970	235,247
Todd W. Kingma	41,820	23,738	50,138	4,388	120,084
Sharon Kochan	(2)	17,273	83,719	3,197	104,188

1)	Represents an allowance for tax/financial planning services; Employees also receive a reimbursement to cover applicable taxes when they work out of their home state and encounter double taxation in states and localities where they would not be eligible to receive a credit for such taxes when filing their tax returns in their home state.

2)	Perquisites and Other Personal Benefits totaled less than $10,000.

3)	Represents the Company’s contributions to 401(k) and Profit-Sharing Plans.

4)	Represents long-term disability plan premiums paid by the Company.

Grants of Plan-Based Awards for Fiscal Year 2015

The following table provides information regarding equity and non-equity awards granted to the named executive officers during fiscal year 2015.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (3)			Estimated Possible Payouts Under Equity Incentive Plans (4)			All Other Stock Awards (#) (5)		All Other Option Awards: Number of Securities Underlying Options (#)(6)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(7)
Name	Grant Date(1)	Award Date(2)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Joseph C. Papa	8/21/2014		710,250	1,420,500	2,841,000	—	—	—	—		—	—	—
	8/21/2014	8/14/2014	—	—	—	—	23,350	46,700	—		—	—	3,449,963
	8/21/2014	8/14/2014	—	—	—	—	—	—	9,340		—	—	1,380,000
	8/21/2014	8/14/2014							6,768	(8)			999,972
	8/21/2014	8/14/2014	—	—	—	—	—	—	—		50,611	147.75	2,022,335

Judy L. Brown	8/21/2014		212,083	424,165	848,330	—	—	—	—		—	—	—
	8/21/2014	8/13/2014		—	—	—	6,609	13,218	—		—	—	976,480
	8/21/2014	8/13/2014	—	—	—	—	—	—	2,644		—	—	390,651
	8/21/2014	8/13/2014							1,692	(8)			249,993
	8/21/2014	8/13/2014	—	—	—	—	—	—	—		14,325	147.75	572,404

John T. Hendrickson	8/21/2014		147,225	294,450	588,900	—	—	—	—		—	—	—
	8/21/2014	8/13/2014	—	—	—	—	3,291	6,582	—		—	—	486,245
	8/21/2014	8/13/2014	—	—	—	—	—	—	1,316		—	—	194,439
	8/21/2014	8/13/2014							1,692	(8)			249,993
	8/21/2014	8/13/2014	—	—	—	—	—	—	—		7,133	147.75	285,023

Todd W. Kingma	8/21/2014		147,225	294,450	588,900	—	—	—	—		—	—	—
	8/21/2014	8/13/2014	—	—	—	—	3,291	6,582	—		—	—	486,245
	8/21/2014	8/13/2014							1,316				194,439
	8/21/2014	8/13/2014	—	—	—	—	—	—	1,692	(8)	—	—	249,993
	8/21/2014	8/13/2014	—	—	—	—	—	—	—		7,133	147.75	285,023

Sharon Kochan	8/21/2014		142,237	284,475	568,950	—	—	—	—		—	—	—
	8/21/2014	8/13/2014	—	—	—	—	2,781	5,562	—		—	—	410,893
	8/21/2014	8/13/2014	—	—	—	—	—	—	1,113		—	—	164,446
	8/21/2014	8/13/2014							1,015	(8)			149,966
	8/21/2014	8/13/2014	—	—	—	—	—	—			6,029	147.75	240,909

1)	Actual date of grant.

2)	Date on which the Remuneration Committee, or in the case of Mr. Papa, the independent directors, approved the award.

3)	These columns show the dollar range of payout targets for fiscal 2015 performance under the Management Incentive Bonus Plan as described in the section titled Elements of Compensation – Annual Incentive Award Opportunities in the Compensation Discussion and Analysis. The target values are based on a percentage of each executive’s salary. Beginning in fiscal year 2010, the maximum incentive award opportunity for any individual participant was 200% of the target award. In addition, the Compensation Committee, or the Board in the case of the CEO, had the discretion to adjust any named executive officer’s award up by as much as 50% or down by as much as 100% based on individual performance. The actual payments for fiscal 2015 non-equity incentive awards were made in August 2015 and are shown in the Summary Compensation Table in the column titled “Non-Equity Incentive Plan Compensation.”

4)	These columns show the range of performance-based restricted stock units that were granted in fiscal 2015 and that could be earned in fiscal 2017 under the LTIP, depending on whether specific financial goals are achieved in each of the three applicable performance years, as described in the section titled Elements of Compensation – Stock-Based Compensation in the Compensation Discussion and Analysis. Earned awards, if any, can range from 0% to 200% of the target grant. The U.S. GAAP value of the fiscal 2015 performance-based restricted stock units granted on August 21, 2014 was $147.75 per share. These awards, to the extent earned, vest three years from the grant date.

5)	This column shows the service-based restricted stock units granted during fiscal 2015 under the LTIP as described in the section titled Elements of Compensation – Stock-Based Compensation in the Compensation Discussion and Analysis. The U.S. GAAP value of the fiscal 2015 service-based restricted stock units granted on August 21, 2014 was $147.75 per share. Annual awards vest three years from the grant date.

6)	This column shows the stock options granted during fiscal 2015 under the LTIP as described in the section titled Elements of Compensation – Stock-Based Compensation in the Compensation Discussion and Analysis. The U.S. GAAP value of the fiscal 2015 stock options granted on August 22, 2013 is $39.96 per share. These options vest over three years.

7)	Amounts are computed in accordance with U.S. GAAP and are included in the Summary Compensation Table in the applicable columns titled “Stock Awards” and “Option Awards.” For performance-based restricted stock units, the amounts disclosed are computed based on a target performance of 100%, which is the probable outcome of the relevant performance conditions as of the grant date.

8)	Restricted stock units provided as a special grant in connection with the Elan acquisition in fiscal 2014, which will vest two years from the grant date.

Outstanding Equity Awards at Fiscal Year End 2015

The following table sets forth information detailing the outstanding equity awards held by each of our named executive officers at June 27, 2015.

		Option Awards				Stock Awards
Name	Option / Stock Award Grant Date(1)	Number of Securities Underlying Unexercised Options (#) Exercisable(2)	Number of Securities Underlying Unexercised Options (#) Unexercisable (2)	Option Exercise Price ($)	Option Expiration Date	Number of Units of Stock That Have Not Vested (#)(3)	Market Value of Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Units That Have Not Vested (#)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Units That Have Not Vested ($) (4)
Joseph C. Papa	8/19/2010	10,183	—	58.82	8/18/2020	—	—	—	—
	8/23/2011	46,293	—	90.65	8/23/2021	—	—	—	—
	8/23/2012	29,896	14,947	108.62	8/23/2022	7,365	1,403,401	16,450	3,134,474
	8/22/2013	14,832	29,664	119.78	8/22/2023	9,518	1,813,655	27,683	5,274,935
	8/21/2014	—	50,611	147.75	8/21/2024	16,108	3,069,379	26,074	4,968,432

Judy L. Brown	8/25/2008	1,516	—	35.85	8/24/2018	—	—	—	—
	8/19/2010	6,901	—	58.82	8/18/2020	—	—	—	—
	8/23/2011	14,089	—	90.65	8/23/2021	—	—	—	—
	8/23/2012	10,464	5,231	108.62	8/23/2022	2,578	491,238	5,758	1,097,098
	8/22/2013	4,484	8,966	119.78	8/22/2023	2,877	548,212	8,367	1,594,273
	8/21/2014	—	14,325	147.75	8/21/2024	4,336	826,225	7,380	1,406,269

John T. Hendrickson	8/23/2012	—	2,074	108.62	8/23/2022	1,022	194,742	2,282	434,924
	8/22/2013	—	4,788	119.78	8/22/2023	1,536	292,685	4,467	851,225
	8/21/2014	—	7,133	147.75	8/21/2024	3,008	573,174	3,675	700,262

Todd W. Kingma	8/19/2010	8,952	—	58.82	8/18/2020	—	—	—	—
	8/23/2011	10,064	—	90.65	8/23/2021	—	—	—	—
	8/23/2012	5,718	2,858	108.62	8/23/2022	1,409	268,485	3,146	599,404
	8/22/2013	2,394	4,788	119.78	8/22/2023	1,536	292,685	4,467	851,225
	8/21/2014	—	7,133	147.75	8/21/2024	3,008	573,174	3,675	700,262

Sharon Kochan	8/23/2012	3,924	1,962	108.62	8/23/2022	967	184,262	2,159	411,305
	8/22/2013	2,082	4,163	119.78	8/22/2023	1,336	254,575	3,884	740,167
	8/21/2014	—	6,029	147.75	8/21/2024	2,128	405,490	3,105	591,743

1)	For better understanding of this table, this column has been added to show the grant date of all stock options and equity awards outstanding at fiscal year end.

2)	All stock option awards vest one-third per year over three years beginning on the anniversary of the grant.

3)	Service-based restricted stock units cliff vest respective to the vesting anniversary provided in the grant agreement.

4)	The market value of these unvested awards was calculated using the closing price of our common stock as of June 26, 2015, which was $190.55 a share.

5)	Performance-based restricted stock units are earned and vest, if at all, three years from the grant date, depending on our performance over a three-year period as more fully described in the section entitled “Stock-Based Compensation” in the Compensation Discussion and Analysis. As of June 27, 2015, the number of unearned units for the fiscal 2013 award, granted on August 23, 2012, was calculated using vesting credits of 86%, 114% and 135% for fiscal years 2013, 2014, and 2015, respectively, based on our actual performance. The number of unearned units for the fiscal 2014 award, granted on August 22, 2013, was calculated using a vesting credit of 114% for fiscal 2014 and 135% for fiscal 2015 based on our actual performance and a targeted vesting credit of 100% for fiscal 2016. The number of unearned units for the fiscal 2015 award, granted on August 21, 2014, was calculated using a vesting credit of 135% for fiscal 2015 and a targeted vesting credit of 100% for fiscal years 2016 and 2017.

Subsequent to year-end, the fiscal 2013 award vested on August 21, 2015, and the actual number of performance-based restricted stock units earned were: Mr. Papa: 16,499; Ms. Brown: 5,775; Mr. Hendrickson: 2,289; Mr. Kingma: 3,155; and Mr. Kochan: 2,165. The actual vesting credit for the fiscal 2015 portion of the 2013 award was 135% based on our fiscal 2015 ROTC performance, which, given the 86% and 114% vesting credits for fiscal years 2013 and 2014, respectively, resulted in a full three-year vesting credit of 112% for the performance-based restricted stock units granted in fiscal 2013.

Option Exercises and Stock Vested in Fiscal Year 2015

The following table provides information for each named executive officer concerning the exercise of stock options and the vesting of restricted stock during fiscal year 2015.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#) (2)	Value Realized on Vesting ($) (3)
Joseph C. Papa	0	0	25,807	3,850,921
Judy L. Brown	10,545	1,103,289	7,854	1,171,974
John T. Hendrickson	8,800	820,379	3,776	563,455
Todd W. Kingma	4,250	576,644	5,609	836,975
Sharon Kochan	5,367	352,666	2,992	446,466

1)	The value realized on exercise was calculated using the difference between the exercise price of the option and the closing price of our ordinary shares on the day the awards were exercised.

2)	Represents service-based restricted stock and units and performance-based restricted stock units issued under the LTIP.

3)	The value realized on vesting was calculated using the closing price of our ordinary shares on the day the awards vested.

Non-Qualified Deferred Compensation in Fiscal Year 2015

The Deferred Compensation Plan allows certain senior executives to defer as much as 100% of base salary and 80% of incentive compensation. Participation in the plan is limited to the executive officers (including the named executive officers) and other management level personnel and selected individuals. Amounts deferred under the Deferred Compensation Plan earn a return based on measurement funds made available to the participant and determined by the Retirement Plan Committee. These measurement funds mirror the investment choices available in our qualified deferred compensation plan (with the exception of our stock, which is not an investment option in the Deferred Compensation Plan). In-service distributions are allowed. Participants elect the form and timing of payment of their Deferred Compensation Plan deferral account prior to the year in which it is deferred. Participants may elect to receive their accounts in a lump sum or in annual installments (up to fifteen years) upon separation from service. All participants are treated as key employees by the Deferred Compensation Plan rules (as defined in the applicable tax regulations) and therefore may not begin receiving distributions earlier than six months following termination of employment.

The following table sets forth information relating to the Deferred Compensation Plan.

Name	Executive Contributions in Last FY ($) (1)	Perrigo Contributions in Last FY ($) (2)	Aggregate Earnings (Losses) in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($) (3)
Joseph C. Papa	205,903	119,594	79,369	—	4,718,570
Judy L. Brown	65,980	41,081	41,145	—	1,176,501
John T. Hendrickson	195,731	30,111	34,582	67,843	930,520
Todd W. Kingma	50,138	30,267	8,928	—	1,354,814
Sharon Kochan	83,719	27,956	16,908	—	701,856

1)	Of the total amounts shown in this column, the following amounts are included in the Summary Compensation Table as fiscal 2015 salary: Mr. Papa, $112,538; Ms. Brown, $25,980; Mr. Hendrickson, $89,600; Mr. Kingma, $9,960; and Mr. Kochan, $59,352, and the following additional amounts are included for fiscal 2015 in the Summary Compensation Table in the column entitled Non-Equity Incentive Plan Compensation: Mr. Papa, $93,365; Ms. Brown, $40,000; Mr. Hendrickson, $106,131; Mr. Kingma, $40,178; and Mr. Kochan, $24,366.

2)	These amounts are included in the Summary Compensation Table as fiscal year 2015 All Other Compensation.

3)	In addition to the amounts in footnote 1, this column includes the following amounts included in the Summary Compensation Table in the columns entitled (i) Salary (for fiscal year 2014): Mr. Papa, $89,575; Ms. Brown, $15,000; Mr. Hendrickson, $80,000; Mr. Kingma, $10,000; and Mr. Kochan, $45,802 (ii) Non-Equity Incentive Plan Compensation (for fiscal year 2013): Mr. Papa, $66,722; Ms. Brown, $40,000; Mr. Hendrickson, $25,026; Mr. Kingma, $37,540; and Mr. Kochan, $24,392, and (iii) Salary (for fiscal year 2013): Mr. Papa, $73,850; Ms. Brown, $17,500; Mr. Hendrickson, $59,500; Mr. Kingma, $10,000; and Mr. Kochan, $44,100.

Potential Payments Upon Termination or Change in Control

All of our named executive officers participate in our MIB Plan, LTIP, and our Deferred Compensation Plan. These plans may require us to provide compensation to these officers in the event of a termination of employment or a change-in-control of Perrigo. Our Chief Executive Officer also would receive compensation under his employment agreement in the event of a termination of employment or a change-in-control of Perrigo; however, any severance benefits payable under that agreement will only occur in the event of a termination of employment that, when following a change-in-control of Perrigo, results in a “double trigger” for severance benefits. The Remuneration Committee retains discretion to provide, and in the past has provided, additional benefits to executive officers upon termination or resignation if it determines the circumstances so warrant.

The following table sets forth the expected benefits to be received by each named executive officer, in addition to the amounts shown in the Non-Qualified Deferred Compensation in Fiscal Year 2015 table on page 33 in the event of his or her termination resulting from various scenarios and assuming a termination date of June 27, 2015, the last business day of our 2015 fiscal year, and a stock price of $190.55, our closing stock price on June 26, 2015, which was the last trading day before our fiscal year end. Assumptions and explanations of the numbers included in the table below are set forth in the footnotes to, and in additional text following, the table.

Name and Benefits	Change in Control ($)	Death, Disability, Retirement ($)	Termination for Cause or Without Good Reason ($)	Termination Without Cause or for Good Reason ($)	Involuntary Termination for Economic Reasons ($)
Joseph C. Papa
Cash Severance(1)	6,690,130	1,440,000	—	5,280,000	5,280,000
Equity Awards
Service-Based Restricted Stock	6,286,435	6,286,435	—	3,217,056	3,217,056
Performance-Based Restricted Stock (3)	13,377,842	13,377,842	—	8,409,409	8,409,409
Stock Options	5,490,080	5,490,080	—	3,323,929	3,323,929
Other Benefits	—	—	—	—	—

Total Estimated Incremental Value	31,844,486	26,594,356	—	20,230,394	20,230,394

Judy L. Brown
Cash Severance(2)	1,035,968	431,200	—	1,035,968	1,035,968
Equity Awards
Service-Based Restricted Stock	1,865,675	1,865,675	—	—	1,039,450
Performance-Based Restricted Stock (3)	4,097,640	4,097,640	—	—	2,691,371
Stock Options	1,676,210	1,676,210	—	—	1,063,100
Other Benefits(4)	25,000	—	—	—	—

Total Estimated Incremental Value	8,700,493	8,070,725	—	1,035,968	5,829,890

John T. Hendrickson
Cash Severance(2)	791,912	297,600	—	791,912	791,912
Equity Awards
Service-Based Restricted Stock	1,060,601	1,060,601	—	—	487,427
Performance-Based Restricted Stock (3)	1,986,411	1,986,411	—	—	1,286,149
Stock Options	814,062	814,062	—	—	508,770
Other Benefits(4)	42,451	—	—	—	—

Total Estimated Incremental Value	4,695,437	4,158,674	—	791,912	3,074,258

Todd W. Kingma
Cash Severance(2)	790,812	297,600	—	790,812	790,812
Equity Awards
Service-Based Restricted Stock	1,134,344	1,134,344	—	—	561,170
Performance-Based Restricted Stock (3)	2,150,890	2,150,890	—	—	1,450,629
Stock Options	878,295	878,295	—	—	573,003
Other Benefits(4)	42,415	—	—	—	—

Total Estimated Incremental Value	4,996,793	4,461,130	—	790,812	3,375,613

Sharon Kochan
Cash Severance(2)	757,109	286,560	—	757,109	757,109
Equity Awards
Service-Based Restricted Stock	844,327	844,327	—	—	438,837
Performance-Based Restricted Stock (3)	1,743,216	1,743,216	—	—	1,151,472
Stock Options	713,403	713,403	—	—	455,363
Other Benefits(4)	42,292	—	—	—	—

Total Estimated Incremental Value	4,100,347	3,587,506	—	757,109	2,802,781

1)	Mr. Papa will receive cash severance representing 24 months of salary ($2,400,000), 24 months of bonus ($2,880,000) and any earned prorated bonus ($1,410,130) if he leaves Perrigo because of a change in control, without cause or for good reason, or involuntary termination for economic reasons. Cash severance represents any earned prorated bonus if his employment is terminated because of death, disability or retirement.

(2)	Ms. Brown, Mr. Hendrickson, Mr. Kingma and Mr. Kochan will receive cash severance of 52 weeks annual salary and a bonus prorated for the actual bonus payout they would have received if employment is terminated due to a change in control, without cause, or involuntary termination for economic reasons. They will receive any earned prorated bonus if their employment is terminated because of death, disability or retirement.

3)	Performance-based restricted stock units were valued based on a full three-year vesting credit of 86%, 114% and 135% for the fiscal 2013, 2014 and 2015 grants, respectively. The full three-year vesting credit was calculated based on the actual average vesting performance for the 2013-2015 fiscal year grants of 112% based on our fiscal ROTC performance. The fiscal 2015 and 2014 full three-year vesting credit used a target performance of 100% for performance in any future fiscal year.

4)	Other benefits for Mrs. Brown include outplacement/career transition services up to $25,000, and for Messrs. Hendrickson, Kingma and Kochan include outplacement/career transition services up to $25,000 and 12 months of Company paid COBRA payments.

Employment Agreement with Chief Executive Officer

Under Mr. Papa’s employment agreement, his employment may be terminated during the term of this agreement under the following circumstances:

•	upon Mr. Papa’s death or disability;

•	by Perrigo for cause (as defined in the agreement);

•	by Mr. Papa upon 30 days’ written notice;

•	by mutual agreement;

•	by Perrigo without cause upon 30 days’ written notice; or

•	by Mr. Papa with good reason (as defined in the agreement).

If Mr. Papa’s employment is terminated during the term of the agreement for any reason, he will receive compensation and benefits earned to date, including payment for unused vacation days. If Mr. Papa’s employment is terminated as a result of death or disability, Mr. Papa also will receive a pro rata management incentive bonus for the portion of the year he was employed. If we terminate Mr. Papa’s employment for cause, he will receive compensation and benefits earned to date, but he will forfeit any options (whether vested or unvested), restricted stock and unvested benefits. Any salary and unused vacation days will be paid to Mr. Papa in a lump sum as soon as practicable following the date of termination. Other benefits will be paid to Mr. Papa in accordance with applicable law and the terms of any applicable plan or arrangement.

If during the term of this agreement Mr. Papa’s employment is terminated by us without cause or by him for good reason and he agrees to a release of claims against Perrigo, he will also be entitled to compensation and benefits earned to that date, as well as:

•	payment of an amount equal to 24 months of his then-current salary and target bonus, payable in regular payroll installments;

•

continued vesting, as if he had remained employed with Perrigo, of the stock option and restricted stock awards granted to him upon his hire and the ability to exercise those options, to the extent they were vested at termination or vest subsequently, until the later of (i) 25 months after the date of termination, (ii) 30 days after the last vesting date of an option that vests after termination, or (iii) any later applicable date specified in the Long Term Incentive Award Agreement (“Award Agreement”) pursuant to which the options were granted; provided that no option may be exercised later than the expiration of the option term as specified in the Award Agreement;

•

continued vesting for a period of 24 months of all other stock option and restricted stock awards granted to him, and in the case of performance-based restricted stock, based on Company performance and the ability to exercise those options, to the extent they were vested at termination or vest subsequently, until the later of (i) 25 months after the date of termination, or (ii) any later applicable date specified in the award agreement pursuant to which the options were granted; provided that no option may be exercised later than the expiration of the option term as specified in the award agreement; and

•	a pro rata management incentive bonus for the portion of the year he was employed.

In addition, under the terms of his equity grant agreements, Mr. Papa would receive full vesting of his outstanding stock-based awards upon termination following a change in control.

Payments Under the Management Incentive Bonus Plan

Generally, no portion of the payments under the MIB Plan is considered earned or payable for a particular year unless the named executive officer is employed by us and in good standing on the first day of the following fiscal year. The MIB Plan, however, may require us to make payments to named executive officers who are no longer employed by us on the first day of the following fiscal year under the following circumstances:

•	retirement at age 65 or older;

•	retirement at age 60 or older with at least 10 years of service;

•	early retirement of a named executive officer under an early retirement plan;

•	permanent disability as determined by the Remuneration Committee; or

•	death.

Under all circumstances listed above, the named executive officer, or his or her estate in the case of death, will be entitled to a pro rata portion of any payment under the MIB Plan for that fiscal year, computed to the date of the termination. In addition, the CEO, in his sole discretion, may make exceptions to the circumstances listed above and allow payments in the event of other types of termination.

A named executive officer eligible to receive a post-termination payment under the MIB Plan will be paid in a lump sum within a reasonable time after the close of the fiscal year in which termination occurred.

Payments Under the Long-Term Incentive Plan

If a named executive officer terminates employment with us due to death, disability or retirement, his or her (i) outstanding options will immediately vest in full and (ii) restricted stock units and performance-based restricted stock units will be free of any restriction period. The outstanding options may be exercised in whole or in part by the participant or his or her fiduciary, beneficiary or conservator, as applicable, at any time prior to their respective expiration dates.

If a named executive officer is involuntarily terminated for economic reasons, he or she may exercise his or her options, to the extent vested, at any time prior to the earlier of (i) the date that is 30 days after the date that is 24 months after the termination date, or (ii) their respective expiration dates. Any options, restricted stock units and performance-based restricted stock units that are not vested on the termination date, but are scheduled to vest during the 24-month period following the termination date according to the vesting schedule in effect before termination, will vest as if the participant had continued to provide services to us during the 24-month period. Any unvested options, restricted stock units and performance-based restricted stock units that are not scheduled to vest during that 24-month period will be forfeited on the termination date. If a named executive officer dies after the termination date while his or her options remain exercisable, the fiduciary of the named executive officer’s estate or his or her beneficiary may exercise the options (to the extent that those options were vested and exercisable prior to the named executive officer’s death) at any time prior to the later of the date that is (i) 30 days after the date that is 24 months after the named executive officer’s termination date, or (ii) 12 months after the date of death, but in no event later than the respective expiration dates of the options.

Upon an event of termination for any reason during the restriction period, restricted shares and stock units still subject to restriction generally will be forfeited by the named executive officer and reacquired by Perrigo. We may in our sole discretion waive in whole or in part any or all remaining restrictions with regard to a named executive officer’s shares, except for restricted share awards that are intended to comply with certain performance-based compensation requirements.

If a named executive officer is terminated for cause, any restricted shares or units subject to a restriction period will be forfeited and his or her right to exercise his or her options will terminate. If within 60 days after a named executive officer is terminated for any reason, we discover circumstances that would have permitted us to terminate a named executive officer for cause, any shares, cash or other property paid or delivered to the named executive officer will be forfeited and the named executive officer must repay those amounts to Perrigo.

If the named executive officer is terminated for any reason other than those described above, the named executive officer will have the right to exercise his or her options at any time prior to the earlier of (i) the date that is three months after the termination date, or (ii) their respective expiration dates, but only to the extent that those options were vested prior to the termination date. Any options or restricted stock units and performance-based restricted stock units that are not vested at the termination date will be forfeited on the termination date. If a named executive officer dies after the termination date while his or her options remain exercisable, the fiduciary of the named executive officer’s estate or his or her beneficiary may exercise the options (to the extent that those options were vested and exercisable prior to the executive officer’s death) at any time prior to the earlier of (i) 12 months after the date of death, or (ii) their respective expiration dates.

In the event of a change in control (as defined in the LTIP), options, restricted stock units and performance-based restricted stock units outstanding under the LTIP as of the date of the change in control that have not vested will become vested and the options will become fully exercisable. The restrictions and deferral limitations applicable to any restricted shares and units will lapse and the restricted shares and units will become free of all restrictions and limitations and will become fully vested and transferable. In addition, upon a change in control, all performance awards will be considered to be earned and payable in full, and any deferral or other restriction will lapse and the performance awards will be immediately settled and distributed. The restrictions and deferral limitations and other conditions applicable to any other stock unit awards or any other awards will lapse and those other stock unit awards and other awards will become free of all restrictions, limitations or conditions and will become fully vested and transferable to the full extent of the original grant.

Payments Under the Non-Qualified Deferred Compensation Plan

If a named executive officer is terminated for any reason other than death, he or she will receive a termination benefit under the Deferred Compensation Plan equal to his or her vested account balance. The Non-Qualified Deferred Compensation in Fiscal Year 2015 table on page 33 reflects account balances as of the end of our 2015 fiscal year.

This termination benefit will be paid to the named executive officer in a lump sum or under an annual installment method of up to 15 years, based on the named executive officer’s choice when he or she began participation in the plan or as he or she subsequently changed the election. If the named executive officer did not make an election with respect to method of payment for a termination benefit, he or she will be deemed to have elected to be paid in a lump sum. Payments generally will be made no later than 60 days after the named executive officer terminates his or her employment with us.

A named executive officer’s beneficiary will receive a survivor benefit equal to the named executive officer’s vested account balance if the named executive officer dies before he or she commences payment under the Deferred Compensation Plan. The survivor benefit will be paid to the named executive officer’s beneficiary in a lump sum payment as soon as administratively practicable, but in no event later than 60 days after the last day of the plan year in which the named executive officer dies.

Remuneration Committee Report

The Remuneration Committee of our Board of Directors consists of four directors, each of whom is independent, as defined under SEC rules and the NYSE standards.

The Remuneration Committee has reviewed and discussed the “Compensation Discussion and Analysis” with management. Based on the review and discussions, the Remuneration Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in this proxy statement and incorporated by reference into Perrigo’s Annual Report on Form 10-K for the fiscal year ended June 27, 2015.

THE REMUNERATION COMMITTEE

Ellen R. Hoffing, Chair

Laurie Brlas

Ran Gottfried

Gerald K. Kunkle, Jr.

Equity Compensation Plan Information

The table below provides information about Perrigo’s ordinary shares that may be issued upon the exercise of options and rights under all of our equity compensation plans as of June 27, 2015. Shareholder-approved plans include our LTIP, as well as our Employee Stock Option Plan and Non-Qualified Stock Option Plan for Directors, which were replaced by our LTIP.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted- average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by shareholders	856,991	$97.49	3,771,952	(1)
Equity compensation plans not approved by shareholders	—	—	—
Total	856,991	$97.49	3,771,952

(1)

All of these shares were available for issuance under our LTIP. Excludes 511,696 shares of unvested restricted stock awards and unvested restricted stock units. If these shares do not vest, they will no longer constitute shares outstanding and will be available for future issuance under the terms of the plan.

Audit Committee Report

The Audit Committee of the Board is responsible for monitoring: (1) Perrigo’s accounting and financial reporting principles and policies; (2) Perrigo’s financial statements and the independent audit thereof; (3) the qualifications, independence and performance of Perrigo’s independent registered public accounting firm; (4) the qualifications and performance of Perrigo’s internal audit function including where the service is outsourced and (5) Perrigo’s internal control over financial reporting. In particular, these responsibilities include, among other things, the appointment and compensation of Perrigo’s independent registered public accounting firm, reviewing with the independent registered public accounting firm the plan and scope of the audit of the financial statements and internal control over financial reporting and audit fees, monitoring the adequacy of reporting and internal controls and meeting periodically with internal auditors and the independent registered public accounting firm. All of the members of the Audit Committee are independent directors, as such term is defined in Section 303A.02 of the NYSE Listed Company Manual. The Board has adopted an Audit Committee Charter, which it reviews annually based upon input from the Audit Committee.

In connection with the June 27, 2015 financial statements, the Audit Committee: (1) reviewed and discussed the audited financial statements with management; (2) discussed with the independent registered public accounting firm the matters required to be discussed under current auditing standards, and (3) received and discussed with the independent registered public accounting firm the written disclosures and letter from the independent registered public accounting firm required under PCAOB Ethics and Independence Rule 3526 and has discussed with the independent registered public accounting firm their independence. Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that Perrigo’s audited financial statements be included in Perrigo’s Annual Report on Form 10-K filed with the SEC for the fiscal year ended June 27, 2015.

THE AUDIT COMMITTEE

Laurie Brlas, Chair

Jacqualyn A. Fouse

Ellen R. Hoffing

Donal O’Connor

PROPOSALS TO BE VOTED ON

Proposal 1 – Election of Directors

Under the Company’s Articles of Association, the Board of Directors must consist of between two and eleven directors, with the exact number determined by the Board of Directors. Eleven directors currently serve on our Board of Directors, and eleven directors have been nominated for election.

All directors who are elected will serve until the 2016 Annual General Meeting.

Based upon the recommendation of the Nominating & Governance Committee, the Board of Directors has nominated Laurie Brlas, Gary M. Cohen, Marc Coucke, Jacqualyn A. Fouse, Ellen R. Hoffing, Michael J. Jandernoa, Gerald K. Kunkle, Jr., Herman Morris, Jr., Donal O’Connor, Joseph C. Papa and Shlomo Yanai for election as directors to serve until the 2016 Annual General Meeting.

David T. Gibbons, a current director, will not stand for re-election when his term expires at the AGM as directors cannot stand for re-election after age 72, pursuant to our Corporate Governance Guidelines. Mr. Gibbons served as Perrigo’s CEO from 2000 to 2006 and as a director since 2000. The Board of Directors thanks him for his outstanding service to the Company over the years.

Ran Gottfried, a current director, also will not be standing for re-election when his term expires at the AGM. Mr. Gottfried has served as a director since February 2006. The Board of Directors thanks him for his outstanding service to the Company.

Shareholders are entitled to one vote per share for each of the eleven nominees. In order to be elected as a director, each nominee must receive the affirmative vote of a majority of the votes cast in person or by proxy. If a director nominee does not receive this majority vote, he or she is not elected.

Information about each nominee is set forth in the following paragraphs and is based on information provided to us as of September 8, 2015.

Election of Directors

The following table provides summary information about our nominees for election to the Board of Directors. Additional information for all of our directors, including the nominees, may be found on pages 44-48.

Name	Director Since	Primary Occupation	Independent	Number of Other Public Company Boards
Laurie Brlas	2003	EVP, CFO	Yes	None
Gary M. Cohen	2003	EVP	Yes	None
Marc Coucke	Nominee	Executive	No	None
Jacqualyn A. Fouse	2012	President	Yes	One
Ellen R. Hoffing	2008	Former executive	Yes	None
Michael J. Jandernoa	1981	Entrepreneur (former CEO)	Yes	None
Gerald K. Kunkle, Jr.	2002	Retired CEO	Yes	None
Herman Morris, Jr.	1999	Attorney	Yes	None
Donal O’Connor	2014	Retired Executive	Yes	None
Joseph C. Papa	2006	President, CEO	No	One
Shlomo Yanai	Nominee	Former Executive	Yes	Four

Each director will serve for a term expiring at the 2016 Annual General Meeting, until a qualified successor has been elected, or until his or her death, resignation, retirement or removal by the shareholders for cause.

About the Nominated Directors

Our goal is to assemble a Board that operates cohesively and challenges and questions management in a constructive way. When assessing directors for the Board, we consider:

•	the directors’ overall mix of skills and experience;

•	how active they are in understanding our business and participating in board, committee and annual general meetings; and

•	their character, integrity, judgment, record of achievement, diversity and independence.

We also look at a director’s ability to contribute to the Board, his or her available time and his or her participation on other boards. We believe these are important factors that impact the quality of the Board’s decision-making and its overall oversight of management and our business. While diversity is considered when assessing directors for the Board, Perrigo has no formal policy on Board diversity.

Our Expectations for Directors

We expect each member of our Board of Directors to act honestly and in good faith and to exercise business judgment with a view to the best interests of Perrigo overall. Each director is expected to:

•	comply with our Code of Conduct, including conflict of interest disclosure requirements;

•	develop an understanding of our strategy, our business environment and operations, the markets in which we operate and our financial position and performance;

•	diligently prepare for each board, committee and annual general meetings by reviewing all of the materials he or she receives in advance;

•	actively and constructively participate in each AGM and seek clarification from management and outside advisors when necessary to fully understand the issues being considered;

•	participate in continuing education programs, as appropriate; and

•	participate in the Board and committee self-assessment process.

Director Experience

Our Board represents a cross-section of business, industry and academic experience. All of our directors bring to the Board of Directors significant leadership experience derived from their professional experience in either the corporate or academic sectors, as well as their service as executives or board members of other corporations or businesses. The process undertaken by the Nominating & Governance Committee in recommending qualified director candidates is described in “Director Nominations” beginning on page 8. Certain individual qualifications and skills of our directors that contribute to the effectiveness of our Board of Directors as a whole are described below.

Nine of the nominees for this year are current Perrigo directors, and two are new director nominees. We will vote your shares as you specify on the enclosed proxy card or through telephone or Internet voting. If you return a proxy card and do not specify how you want your shares voted, we will vote them FOR the election of each of the nominees. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares FOR that other person. The Board of Directors does not anticipate that any nominee will be unable to serve.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS AT THE AGM

Laurie Brlas, 57, has been a director of Perrigo since August 2003. Ms. Brlas has served as Executive Vice President and Chief Financial Officer of Newmont Mining Corporation since September 2013. She previously served as Executive Vice President and President of Global Operations of Cliffs Natural Resources, Inc., the largest producer of iron ore pellets in North America, from October 2012 through July 2013, as Executive Vice President and Chief Financial Officer from 2008 through September 2012, as Senior Vice President, Chief Financial Officer from 2006 to 2008, and as Senior Vice President, Chief Financial Officer and Treasurer from 2006 to 2007. Prior to that Ms. Brlas served as Senior Vice President and Chief Financial Officer of STERIS Corporation, a provider of healthcare products, from 2000 through 2006. From 1995 through 2000, Ms. Brlas held various positions with Office Max, Inc., most recently as Senior Vice President and Corporate Controller. Ms. Brlas also served as a director for Nova Chemicals from September 2008 to July 2009.

Director Qualifications:

•	Leadership and operating experience – previous executive leadership roles at Cliffs Natural Resources, Inc., STERIS Corporation, and Office Max.

•	Board and corporate governance experience – board and corporate governance experience from current and prior service as a director and committee member on public and non-profit boards.

•

Accounting and financial expertise – a certified public accountant and currently designated as an “audit committee financial expert” given her skills and attributes acquired through relevant education and work experience.

Gary M. Cohen, 56, has been a director of Perrigo since January 2003. Since 2006, he has served as Executive Vice President of Becton, Dickinson and Company (“BD”), a provider of medical supplies, devices, laboratory equipment and diagnostic systems. He also served as President of BD Medical, one of three business segments of BD, from 1999 until 2006. Mr. Cohen has been an executive officer of BD in various capacities since 1996. Mr. Cohen presently serves as a director of the Centers for Disease Control and Prevention (CDC) Foundation; vice chair of the board of the United States Fund for UNICEF; a director of the Accordia Global Health Foundation; a director and acting CEO of GBCHealth; a director and founder of Together for Girls, Inc.; a director of the Federal Drug Agents Foundation; a vice chair of the UN Secretary General’s Special Envoy’s Office for Financing the Health-Related Millennium Development Goals; and chairperson of the CDC Corporate Roundtable.

Director Qualifications:

•	Leadership and operating experience – currently an Executive Vice President at a global medical technology company as well as years of service in previous executive officer roles of varying degrees.

•	Board and corporate governance experience – board and corporate governance experience from current and prior service as a director and committee member on public and non-profit company boards.

•	Industry knowledge – extensive experience in the medical supply and diagnostic equipment industries and extensive experience in international business.

Marc Coucke, 50, has served as Executive Vice President and General Manager, Perrigo – Omega Pharma since March 2015. Prior to that, he was the co-founder of Omega Pharma and served as its Chairman and Chief Executive Officer from 1987 until the company was acquired by Perrigo in March 2015. Omega Pharma was founded in 1987 and was focused on the production and sales of various shampoos. Under Mr. Coucke’s leadership, the company grew and expanded geographically into a world player of consumer health care products, with affiliates in 36 countries. He is a qualified pharmacist (RUG). He graduated as a Qualified Pharmacist from the State University of Ghent and holds an MBA from the Vlerick School for Management, Ghent.

Director Qualifications:

•	Leadership and operating experience – founder of a very successful European pharmaceuticals company, which was acquired by Perrigo in March 2015.

•	Board and corporate governance experience – board and corporate governance experience from current and prior service as a director, committee member and executive.

•	Industry knowledge – extensive experience in the pharmaceutical industry and international business.

Jacqualyn A. Fouse, PhD, 54, has been a director since November 2012. Ms. Fouse has served as President, Global Hematology & Oncology of Celgene, a leading global biopharmaceutical company, since August 2014, and previously served as Executive Vice President (previously Senior Vice President) and Chief Financial Officer from September 2010 to August 2014. From 2007 until September 2010, she served as Chief Financial Officer for Bunge Ltd., a leading global agribusiness and food company. From 2002 to 2007, Ms. Fouse served as Senior Vice President, Chief Financial Officer and Corporate Strategy, at Alcon Laboratories, a NYSE-listed eye care company. Prior to that, Ms. Fouse was Chief Financial Officer of Swissair Group in Switzerland from 2001 to 2002, and she was Group Treasurer of Nestle S.A. in Switzerland from 1999 to 2001. Ms. Fouse previously held various senior level financial positions in both the U.S. and Switzerland with both Alcon and Nestle from 1986 to 1999. She also held positions with LTV Aerospace and Defense and Celanese Chemical Company from 1983 to 1986. Ms. Fouse has served on the Board of Dick’s Sporting Goods, a leading U.S. retailer of sporting goods and athletic apparel, since September 2010 and in May 2013 was appointed Chair of the Audit Committee. Ms. Fouse also serves on the Development Board and the College of Business Administration Advisory Board of the University of Texas at Arlington and on the Advisory Board of Texas Christian University.

Director Qualifications:

•

Leadership and operating experience – current President and previous Executive Vice President and Chief Financial Officer of Celgene Company, and previous executive leadership roles at Bunge Ltd., Alcon Laboratories, Nestle S.A., LTV Aerospace and Defense, and Celanese Chemical Company.

•

Board and corporate governance experience – board and corporate governance experience from current and prior service as a director and committee member on public and non-profit boards, including service as a director and Audit Committee Chair of Dick’s Sporting Goods since September 2010 and May 2013, respectively.

•

Accounting and financial expertise – holds B.A. and M.A. degrees in Economics and a Ph.D. in Finance and currently designated as an “audit committee financial expert” given her skills and attributes acquired through relevant education and work experience.

Ellen R. Hoffing, 58, has been a director of Perrigo since July 2008. Ms. Hoffing served as Chief Operating Officer and Co-President of Neos Therapeutics, a privately held specialty pharmaceutical company that focuses on extended release liquid and orally disintegrating tablet drug development, from September 2009 until April 2014. From 2006 until September 2009, she served as President and Chief Executive Officer of Applied NeuroSolutions, Inc., a development stage biopharmaceutical company focused on diagnostics and therapeutics for the treatment of Alzheimer’s disease. She has also served as Chairman of Applied NeuroSolutions’ Board of Directors from 2007 to January 2011 and served as a director since 2006. Ms. Hoffing’s extensive experience in the pharmaceutical industry includes senior positions at American Pharmaceutical Partners, in 2005, Baxter Healthcare, from 2002 to 2005, and G.D. Searle, from 1983 to 2000.

Director Qualifications:

•	Leadership, operating and global business experience – previous Chief Operating Officer and Co-President of a pharmaceutical company, previous Chief Executive Officer of a biopharmaceutical company.

•

Board and corporate governance experience – board and corporate governance experience from service as a previous Chief Operating Officer and Co-President of a privately held specialty pharmaceutical company, and previous Chairman, Director, President and CEO of a diagnostic and drug development company.

•	Industry knowledge – extensive experience in varying roles within the pharmaceutical industry, including product development, marketing and distribution of pharmaceutical products globally.

•	Accounting and financial expertise – currently designated as an “audit committee financial expert” given her skills and attributes acquired through relevant work experience.

Michael J. Jandernoa, 65, has been a director of Perrigo since January 1981. He served as Perrigo’s Chief Executive Officer from 1988 to 2000 and as Chairman of the Board from 1991 to 2003. Mr. Jandernoa also previously served in various other executive capacities with Perrigo since 1979. He is a general partner of 42North Partners (f/k/a Bridge Street Capital Fund 1, LLP); was a director of Fifth Third Bank – West Michigan, a Michigan banking corporation, from 2004 to December 2009; and a director of Steelcase, Inc., a manufacturer of casegood products and furniture systems for the office furniture industry, from 2002 to March 2010. He currently serves as First Vice Chair of the Business Leaders of Michigan, Inc. Mr. Jandernoa also serves on several private company and non-profit boards.

Director Qualifications:

•

Leadership, operating and marketing experience – former Chief Executive Officer and Chairman of the Board of Perrigo Company as well as current leadership roles in numerous other businesses related to the pharmaceutical industry.

•

Board and corporate governance experience – extensive board and corporate governance experience from current and previous service as a Chairman of the Board and a director of public, private and non-profit companies and organizations.

•	Industry knowledge – former CEO and Chairman of Perrigo Company with extensive experience and knowledge in the development and marketing of store brand consumer healthcare products.

Gerald K. Kunkle, Jr., 68, has been a director of Perrigo since October 2002 and has served as Lead Independent Director from August 2007 to August 2008 and since August 2009. Mr. Kunkle served as Chairman and Chief Executive Officer of DENTSPLY International Inc., a manufacturer and marketer of products for the professional dental market, from 2004 until his retirement in 2006. He previously served as President and Chief Operating Officer of DENTSPLY from 1997 to 2003. He also was a director of that company from 2002 to 2006. From 1994 to 1996, he served as President of Vistakon, a division of Johnson & Johnson.

Director Qualifications:

•

Leadership and operating experience – former Chief Executive Officer and Chairman of a global dental product corporation as well as previous executive management roles within the health science and pharmaceutical industries.

•	Board and corporate governance experience – prior public company board and corporate governance experience.

•

Industry knowledge – extensive experience within the dental supply and pharmaceutical industries, including product development, marketing and distribution of pharmaceuticals and other products on a global basis.

Herman Morris, Jr., 64, has been a director of Perrigo since December 1999. Since October 2009, he has been City Attorney of the City of Memphis. From 2006 to October 2009, he was in the private practice of law in Memphis, Tennessee. In 2006, Mr. Morris served as Vice President and General Counsel of Pinnacle Airlines. Mr. Morris was a partner in the Baker, Donaldson, Bearman, Caldwell and Berkowitz law firm in Memphis, Tennessee from 2004 to 2006. He served as President and Chief Executive Officer of Memphis Light, Gas and Water Division from 1997 until 2004. Prior to that, Mr. Morris was General Counsel of Memphis Light, Gas and Water Division. Mr. Morris also serves on several private company and non-profit boards.

Director Qualifications:

•	Leadership experience – current and previous executive leadership roles within the private and public sectors.

•

Board and corporate governance experience – board and corporate governance experience from service as a director of public, private and non-profit companies, including service as a director of a public company.

•	Legal experience – extensive legal experience in both the public and private sectors.

Donal O’Connor, 64, has been a director of Perrigo since November 2014 and was previously a director of Elan Corporation, plc from May 2008 until Perrigo’s acquisition of Elan in December 2013. During Mr. O’Connor’s tenure on Elan’s board of directors, he served on Elan’s Audit and Leadership, Development and Compensation Committees. He was previously a senior partner of Pricewaterhouse Coopers in Ireland from 1995 until 2007. He was also a member of Pricewaterhouse Coopers’ Global Board from 2003 to 2008 and was a former chairman of the Eurofirms Board. From December 2008 to May 2012, Mr. O’Connor served as a director for Readymix plc, an Irish concrete manufacturer and supplier, also serving on its audit and remuneration committees. From December 2008 to June 2010, Mr. O’Connor served as Chairman of Anglo Irish Bank plc. Mr. O’Connor holds directorships in a number of private Irish companies.

Director Qualifications:

•	Leadership experience – former Senior Partner of Pricewaterhouse Coopers.

•	Board and corporate governance experience – current and prior board and committee experience in the financial, pharmaceutical and other industries.

•

Accounting and financial expertise – qualified chartered accountant currently designated as an “audit committee financial expert” given his years of leadership experience at public sector institutions on global financial issues.

Joseph C. Papa, 59, joined Perrigo in October 2006 as President and Chief Executive Officer, was elected to the Board of Directors in November 2006 and was appointed Chairman of the Board in October 2007. He previously served as Chairman and Chief Executive Officer of the Pharmaceutical and Technologies Services segment of Cardinal Health, Inc. from 2004 to October 2006. Prior to that, he served as President and Chief Operating Officer of Watson Pharmaceuticals, Inc., from 2001 to 2004. Additionally, he has held management positions at DuPont Pharmaceuticals, Pharmacia Corporation, G.D. Searle & Company and Novartis AG. Mr. Papa has been a director of Smith & Nephew, a developer of advanced orthopedic medical devices, since August 2008.

Director Qualifications:

•

Leadership, operating and marketing experience – current Chief Executive Officer, President and Chairman of the Board of Perrigo Company as well as previous executive leadership roles at other pharmaceutical companies.

•	Board and corporate governance experience – board and corporate governance experience from current service as a director of global public companies.

•

Industry knowledge, marketing and global business experience – over 30 years of experience in the pharmaceutical industry, including the development and commercialization of products for the U.S. and European markets.

Shlomo Yanai, 63, served as Chief Executive Officer and as President of Teva Pharmaceutical Industries Ltd., a global pharmaceutical company, from March 2007 to May 2012. He has been an independent director of Sagent Pharmaceuticals, Inc., since April 2015; a director of Quinpario Acquisition Corp. 2 since

November 2014; a director and Non-Executive Chaiman of Cambrex since November 2012; and a director of Lumenis Ltd. since December 2012. He also serves as a member of an advisory board at Paragon Pharmaceuticals, LLC; a member of the International Advisory Board of the MBA program of Ben-Gurion University as well as an honorary member of the board of the University’s Institute for Policy and Strategy of the Interdisciplinary Center. Mr. Yanai also served 32 years with the Israeli Defense forces, retiring in 2001 with the rank of Major General.

Director Qualifications:

•	Leadership and operating experience – former Chief Executive Officer and President of a global pharmaceutical corporation as well as previous extensive, high-ranking military leadershipive roles.

•	Board and corporate governance experience – prior public company board and corporate governance experience.

•	Industry knowledge – extensive experience within the pharmaceutical industry, including product development, marketing and distribution of pharmaceuticals and other products on a global basis.

Accordingly, we are asking shareholders to approve the following resolutions as Ordinary Resolutions of the Company at the AGM:

RESOLVED that the shareholders elect, by separate resolutions, the following individuals as directors, to serve until the 2016 Annual General Meeting:

•	Laurie Brlas

•	Gary M. Cohen

•	Marc Coucke

•	Jacqualyn A. Fouse

•	Ellen R. Hoffing

•	Michael J. Jandernoa

•	Gerald K. Kunkle, Jr.

•	Herman Morris, Jr.

•	Donal O’Connor

•	Joseph C. Papa

•	Shlomo Yanai

The Board of Directors unanimously recommends a vote FOR

each of the director nominees

Proposal 2 – Ratification, in a Non-Binding Advisory Vote, of the Appointment of Ernst & Young

LLP as the Independent Registered Public Accounting Firm of the Company and Authorization, in

a Binding Vote, of the Board of Directors, Acting Through the Audit Committee, to Fix the

Remuneration of the Auditor

The firm of Ernst & Young LLP (“EY”) began auditing the consolidated financial statements of Perrigo Company, our predecessor, in fiscal 2009. The Audit Committee has appointed EY to serve as our independent registered public accounting firm for the transition period ending December 31, 2015, which exists due to the change in our fiscal year-end from June to December, and the Board of Directors recommends that the shareholders ratify the appointment of EY to audit our consolidated financial statements for the period ending December 31, 2015. While under Irish law, EY is deemed to be reappointed without the necessity of a shareholder vote, we are submitting the appointment to our shareholders as a matter of good corporate practice to obtain their views. In addition, the shareholders are being asked to authorize the Board of Directors, acting through the Audit Committee, to determine EY’s remuneration. This authorization is required by Irish law. The affirmative vote of a majority of the votes cast at the AGM is required for this proposal.

We expect representatives of EY to be present at the AGM with the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

EY has advised us that neither the firm nor any of its members or associates has any direct financial interest or any material indirect financial interest in Perrigo or any of its affiliates other than as accountants.

During fiscal years 2014 and 2015, we retained EY to perform auditing and other services for us and paid them the following amounts for these services:

Fiscal Year 2014		Fiscal Year 2015
Audit Fees	$5,557,175	Audit Fees	$7,016,700
Audit-Related Fees	$710,000	Audit-Related Fees	$535,000
Tax Compliance	$318,139	Tax Compliance	$811,552
Tax Consulting & Advisory	3,178,634	Tax Consulting & Advisory	$521,659

Total Tax Fees	$3,496,773	Total Tax Fees	$1,333,211
Total Fees	$9,763,948	Total Fees	$8,884,911

1)	Represents attest services provided to the Company in connection with the requirements of the Irish Takeover Panel.

The Audit Committee maintains a policy pursuant to which it reviews and pre-approves audit and permitted non-audit services (including the fees and terms thereof) to be provided by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 that are approved by the Audit Committee prior to the completion of our audit. The Chair of the Audit Committee, or any other member or members designated by the Audit Committee, is authorized to pre-approve non-audit services, provided that any pre-approval shall be reported to the full Audit Committee at its next scheduled meeting. All audit and other services performed by our independent registered public accounting firm in fiscal 2015 were approved in accordance with the Audit Committee’s policy.

Accordingly, we are asking shareholders to approve the following resolution as an Ordinary Resolution of the Company at the AGM:

RESOLVED that the shareholders of Perrigo Company plc (the “Company”) ratify the appointment of Ernst & Young LLP as the Company’s independent registered accounting firm for the period ending December 31, 2015, and authorize the Board of Directors acting through the Audit Committee to fix the remuneration of the auditor.

The Board of Directors unanimously recommends that shareholders vote

FOR the ratification, in a non-binding advisory vote, of the appointment of Ernst & Young LLP as our Company’s independent registered accounting firm for the period ending December 31, 2015 and authorize, in a binding vote, the Board of Directors, acting through the Audit Committee, to fix the remuneration of the auditor

Proposal 3 – Advisory Vote on Executive Compensation

Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) requires us to provide our shareholders with an opportunity to cast an advisory vote regarding the compensation of our named executive officers. This is commonly known as a “Say-on-Pay” proposal, as it gives our shareholders the opportunity to communicate to the Remuneration Committee and the Board of Directors their view on our compensation of the named executive officers.

At our 2014 AGM, our shareholders strongly approved the Say-on-Pay proposal, with more than 87% of the votes cast voting in favor of the proposal.

At the 2011 annual meeting of stockholders of Perrigo Company, our predecessor, our shareholders indicated their preference to hold a Say-on-Pay vote annually. In light of the Board of Directors’ recommendation to hold an annual vote and the shareholders’ preference, the Board of Directors has determined to hold a Say-on-Pay vote annually until the next advisory vote on frequency occurs (which we expect will be in 2017).

For that reason, we are asking our shareholders to approve, on a non-binding basis, the compensation of the Company’s named executive officers disclosed in this proxy statement. As described in detail in the “Compensation Discussion and Analysis”, beginning on page 14, our philosophy in setting executive compensation is to provide a total compensation package that provides the compensation and incentives needed to attract, retain and motivate talented executives who are crucial to our long-term success while aligning our executives’ compensation with our short-term and long-term performance. Consistent with that philosophy, a significant percentage of the total compensation opportunities for each of our named executive officers is directly related to our stock price performance and to other performance factors that measure progress against operating plans and the creation of shareholder value. Through stock ownership requirements and equity incentives, we also align the interests of our executives with the long-term interests of the Company and our shareholders. For these reasons, we believe that our executive compensation program is reasonable, competitive and strongly focused on pay-for-performance principles.

With respect to executive compensation in fiscal 2015, we believe that the Company’s strong financial performance provides ample support for the compensation of our named executive officers. Indeed, in fiscal 2015, we had:

•	Record net sales of $4.6 billion, which reflected a 12% increase over fiscal 2014.

•	Record gross profit of $1.7 billion, which reflected a 21% increase over fiscal 2014.

•	Cash flow from operations of $1,051.0 million, which reflected a 31% increase over fiscal 2014.

•	Significant expansion of our geographic footprint and product portfolio with the acquisition of Omega, one of Europe’s largest healthcare companies, which closed on March 30, 2015.

In addition, the cumulative total shareholder return, which includes reinvestment of dividends, of our ordinary shares and of the common stock of Perrigo Company, our predecessor, over a five-year period ending on June 27, 2015, was 227% compared to the cumulative five-year total return of both the S&P 500 Index and the S&P 500 Pharmaceuticals Index of 137% and 150%, respectively.

The Remuneration Committee and Board of Directors believe that the information provided in the “Compensation Discussion and Analysis” demonstrates that our executive compensation program aligns our executives’ compensation with Perrigo’s short-term and long-term performance and provides compensation and incentives needed to attract, motivate and retain key executives that are crucial to Perrigo’s long-term success.

Although this Say-on-Pay advisory vote is non-binding, the Remuneration Committee and the Board will review the results of this vote and take them into account for future determinations concerning our executive compensation program.

Accordingly, we are asking shareholders to approve the following resolution as an Ordinary Resolution of the Company at the AGM:

RESOLVED that the shareholders of Perrigo Company plc (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the 2015 Annual General Meeting of Shareholders, including the Compensation Discussion and Analysis and the compensation tables and narrative disclosures under the “Executive Compensation” section of this proxy statement.

The Board of Directors unanimously recommends that shareholders vote

FOR the approval, on an advisory basis, of the compensation of the

Company’s named executive officers

Proposal 4 - Authorize the Company and/or any subsidiary of the Company to make market purchases and overseas market purchases of Company shares

Under Irish law, neither the Company nor any subsidiary of the Company may make market purchases of the Company’s shares without shareholder approval. Accordingly, shareholders are being asked to authorize the Company, or any of its subsidiaries, to make market purchases of up to 10% of the Company’s issued shares. In accordance with the proposed resolution, this authorization expires after eighteen months unless renewed; accordingly, we expect to propose renewal of this authorization at subsequent annual general meetings.

Such purchases would be made only at price levels that the Board of Directors considered to be in the best interests of the shareholders generally, after taking into account the Company’s overall financial position.

In order for the Company or any of its subsidiaries to make market purchases of the Company’s ordinary shares, the shares must be purchased on a “recognized stock exchange”. The NYSE, on which the Company’s ordinary shares are listed, is specified as a recognized stock exchange for this purpose by Irish law. The general authority, if approved by our shareholders, will become effective from the date of passing of the authorizing resolution.

Accordingly, we are asking shareholders to approve the following resolution as an Ordinary Resolution of the Company at the AGM:

RESOLVED, that Perrigo Company plc (the “Company”) and any subsidiary of the Company is hereby generally authorized to make market purchases and overseas market purchases (as defined in Section 1072 of the Companies Act 2014) of ordinary shares in the Company (“shares”) on such terms and conditions and in such manner as the board of directors of the Company (or any duly constituted subcommittee thereof) may determine from time to time but subject to the provisions of the Companies Act 2014 and to the following provisions:

(a)	The maximum number of shares authorized to be acquired by the Company and/or any subsidiary of the Company pursuant to this resolution shall not exceed, in the aggregate, 13,380,427 ordinary shares of €0.001 each (which represents 10% of the Company’s issued ordinary shares as of our 2015 fiscal year end).

(b)	The maximum price to be paid for any ordinary share shall be an amount equal to 105% of the closing price on the New York Stock Exchange for the ordinary shares on the trading day preceding the day on which the relevant share is purchased by the Company or the relevant subsidiary of the Company.

(c)	The minimum price to be paid for any ordinary share shall be an amount equal to the nominal value of such share.

(d)	This general authority will be effective from the date of passing of this resolution and will expire on the earlier of (i) eighteen months from the date of the passing of this resolution, or (ii) the date of the Company’s 2016 Annual General Meeting, unless previously varied, revoked or renewed in accordance with the provisions of Section 1074 of the Companies Act 2014. The Company or any such subsidiary may, before such expiry, enter into a contract for the purchase of shares which would or might be executed wholly or partly after such expiry and may complete any such contract as if the authority conferred hereby had not expired.

The Board of Directors unanimously recommends that shareholders vote

FOR the approval to authorize the Company and/or any subsidiary of the Company to make market purchases and overseas market purchases of Company shares

Proposal 5 - Determine the price range at which

the Company can reissue shares that it holds as treasury shares

Open-market share repurchases and other share buyback activities result in ordinary shares being acquired and held by the Company as treasury shares. We may reissue treasury shares that we acquire through our various share buyback activities.

Under Irish law, our shareholders must authorize the price range at which we may reissue any shares held in treasury. In this proposal, that price range is expressed as a minimum and maximum percentage of the prevailing market price (as defined below). Under Irish law, this authorization expires after eighteen months unless renewed; accordingly, we expect to propose renewal of this authorization at subsequent annual general meetings.

The authority being sought from shareholders provides that the minimum and maximum prices at which an ordinary share held in treasury may be reissued are 90% (or in the case of an Employee Share Plan an amount equal to the nominal value of the share) and 120%, respectively, of the closing price per ordinary share of the Company, as reported by the NYSE, on the trading day immediately preceding the proposed date of re-issuance. Any reissuance of treasury shares will be at price levels that the Board considers in the best interests of our shareholders.

Accordingly, we are asking shareholders to approve the following resolution as a Special Resolution of the Company at the AGM:

RESOLVED, that the reissue price range at which any treasury shares held by Perrigo Company plc (the “Company”) may be reissued off-market shall be as follows:

(a)	the maximum price at which such treasury share may be reissued off-market shall be an amount equal to 120% of the “market price”;

(b)	the minimum price at which a treasury share may be reissued off-market shall be the nominal value of the share where such a share is required to satisfy an obligation under an Employee Share Plan operated by the Company or, in all other cases, an amount equal to 90% of the “market price”;

(c)	for the purposes of this resolution, the “market price” shall mean the closing price per ordinary share of the Company, as reported by the New York Stock Exchange, on the trading day immediately preceding the proposed date of re-issuance and “Employee Share Plan” shall mean any scheme or plan which involves the appropriation or issue of Company shares or the issue of options or other awards in respect of Company shares; and

(d)	that this authority to reissue treasury shares shall expire at eighteen months from the date of the passing of this resolution unless previously varied or renewed in accordance with the provisions of Section 1078 of the Companies Act 2014.

The Board of Directors unanimously recommends that shareholders vote

FOR the approval of determining the price range at which the Company can reissue shares that it holds as treasury shares

Proposal 6 – Approve Amendments to the Memorandum of Association

The Companies Act 2014 (the “2014 Act”), which consolidates Irish company law, took effect on June 1, 2015. In addition to consolidating pre-existing company law in Ireland, comprised of over 30 enactments, a number of provisions of Irish company law have been altered and new provisions introduced.

Proposals 6 and 7 are being proposed in response to the enactment of the 2014 Act to take into account the consolidation and amendments of Irish company law made by the 2014 Act to ensure, in so far as practicable, the continued application of the current Perrigo Memorandum and Articles of Association as intended and to make some consequential and “housekeeping” changes.

The special resolution contained in Proposal 6 is being proposed in order to make minor amendments to Paragraphs 2, 3.17 and 3.33 of the Memorandum of Association so as to update the statutory references in these paragraphs in order to be consistent with the 2014 Act.

Accordingly, we are asking shareholders to approve the following resolution as a Special Resolution of the Company at the AGM:

RESOLVED that the wording in the Memorandum of Association of the Company be updated as follows:

(a)	By the deletion in paragraph 2 of the words “The Company is to be a public limited company” and the substitution therefor of the words “The Company is a public limited company for the purposes of Part 17 of the Companies Act 2014”;

(b)	In paragraph 3.17, by the deletion of the words “as defined by section 155 of the Companies Act 1963” and the substitution therefor of the words “(as defined by section 8 of the Companies Act 2014)” and by the deletion of the words “as defined by the said section” and the substitution therefor of the words “(as defined by section 7 of the Companies Act 2014)”; and

(c)	By the deletion in paragraph 3.33 of the words “as defined by section 155 of the Companies Act 1963” and the substitution therefor of the words “as defined by section 8 of the Companies Act 2014”.

The Board of Directors unanimously recommends that shareholders vote

FOR the amendment of the Memorandum of Association of the Company

Proposal 7 – Adopt Revised Articles of Association

The purpose of Proposal 7 is to make certain amendments to the Company’s Articles of Association in order to ensure that the changes to Irish company law effected by the 2014 Act will not have unintended effects on the application of the Company’s Articles. The 2014 Act adopts a new approach in regard to the articles of association of all Irish companies, including Perrigo, and introduces new terminology in this regard. Instead of providing, as the previous Irish Companies Acts had, for a model set of regulations that apply unless otherwise excluded by the company’s articles. The 2014 Act includes optional statutory provisions in the Act that apply to regulate a company unless its constitutional documents provide otherwise.

Perrigo’s current constitutional documents (its Memorandum and Articles of Association) disapply the model set of articles and instead the Company adopted a tailored Memorandum and Articles of Association, the provisions of which regulate Perrigo today. Now that the 2014 Act is in force, Perrigo proposes to continue its existing approach of setting out the regulations governing the Company as opposed to relying on the statutory defaults. This is in line with Perrigo’s current approach, and as such, we believe this does not represent any material change. As the 2014 Act also includes new or amended provisions, it is proposed to update certain Articles in light of these. Again, we do not consider any of the changes to be material. In essence, Perrigo proposes to make administrative adjustments to its Articles of Association that continue Perrigo’s existing approach in opting to be regulated by the tailored provisions set forth in its governance documents.

As described above, the proposed amendments to the Articles are designed to preserve, as far as possible, the application of the current Company’s constitutional documents as adopted by the Company’s shareholders, and therefore we are not asking shareholders to vote separately on each amendment. An explanation of the changes and a redline text of the amended Articles included in the Appendix to this proxy statement.

The proposed changes to the Articles will:

•	ensure that the Company’s Articles of Association comply with the requirements of the new 2014 Act;

•	clarify any inconsistancies between the existing Articles of Association and any new or amended provisions of the new 2014 Act;

•	update relevant legislative references to ensure that the Articles of Association are up-to-date and free of inconsistent or outdated references; and

•	ensure, insofar as possible, that the provisions of Perrigo’s Articles of Association continue to apply as intended.

While the summary contained in this proxy statement and in the Appendix outlines the changes being proposed, it is not complete, and you should not rely solely on it for a detailed description of every proposed change. A copy of the Memorandum and Articles of Association in the form proposed to be amended by these resolutions is included in the Appendix to this proxy statement, is available on our website and will also be available for inspection at our registered office during business hours on any business day from the date of this proxy statement up to and including the date of the AGM. The full text of the changes proposed will also be available at the 2015 AGM.

We are asking shareholders to approve the following resolution as a Special Resolution of the Company at the AGM:

RESOLVED that the Articles of Association produced to the meeting (a copy of which regulations are marked “X” for identification) be adopted as the new Articles of Association of the Company in substitution for and to the exclusion of the existing Articles of Association of the Company.

The Board of Directors unanimously recommends that shareholders vote

FOR the adoption of revised Articles of Association

Other Matters

Presentation of Irish Statutory Financial Statements

The Company’s Irish Statutory Financial Statements for the fiscal year ended June 27, 2015, including the reports of the directors and auditor thereon, will be presented at the AGM. Since we are an Irish company, we are required to prepare Irish statutory financial statements under applicable Irish company law and to deliver those accounts to shareholders of record in connection with our AGM. There is no requirement under Irish law that such statements be approved by shareholders, and no such approval will be sought at the AGM. We will mail without charge, upon written request, a copy of the Irish Statutory Financial Statements to beneficial owners of our shares. Requests should be sent to: Perrigo Company plc, Attention: Todd W. Kingma, Company Secretary, Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland, or GeneralMeeting@perrigo.com. The Company’s Irish Statutory Financial Statements are also available on our website at www.perrigo.com.

Annual Report on Form 10-K

A copy of our Annual Report on Form 10-K for the fiscal year ended June 27, 2015, including financial statement schedules, which is on file with the Securities and Exchange Commission, is included in the Annual Report delivered with this proxy statement. If you would like a copy of the exhibits to the Form 10-K, please contact Todd W. Kingma, Company Secretary, Perrigo Company plc, Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland, or at GeneralMeeting@perrigo.com.

APPENDIX A

Adoption of revised Articles of Association following enactment of the Companies Act 2014

The Companies Act 2014 (the “2014 Act”) adopts a new approach in regard to the articles of association of all Irish companies, including Perrigo, and introduces new terminology in this regard. Instead of providing, as the previous Irish Companies Acts had, for a model set of regulations that apply unless otherwise excluded by the company’s Articles, the 2014 Act includes optional statutory provisions that apply to regulate a company unless its constitutional documents provide otherwise.

Perrigo’s current constitutional documents (its Memorandum and Articles of Association) disapply the model set of articles and instead the Company adopted a tailored Memorandum and Articles of Association, the provisions of which regulate Perrigo today. Now that the 2014 Act is effective, Perrigo proposes to continue its existing approach of setting out the regulations governing the Company in its constitutional documents and, in order to ensure that these provisions continue to apply as intended, it is proposed to include a new provision, set out in Article 1 of the amended Articles of Association, to disapply the relevant optional provisions introduced by the 2014 Act. This is in line with Perrigo’s current approach under its existing Articles of Association and as such we believe this does not represent any material change.

In other words, Perrigo proposes to make administrative adjustments to its Articles of Association that continue Perrigo’s existing approach in opting to be regulated by the tailored provisions set forth in its governance documents, rather than by default to the statutory provisions.

A list of each of the optional provisions of the 2014 Act that it is proposed to disapply is set out in Part 1 of the table below.

As the 2014 Act also includes new or amended provisions, it is also proposed to update certain Articles in light of these provisions to, so far as practicable, preserve the status quo. We are also proposing to make some minor “housekeeping” amendments to our Articles of Association. Again we do not consider any of the changes to those provisions to be material changes, rather the changes are intended to preserve the status quo of Perrigo’s tailored governance structure.

Part 2 of the table below sets out those provisions of the Articles of Association which required updating in light of new or amended provisions of the 2014 Act or which are proposed by way of “housekeeping” changes.

As set out above, the proposed amendments to the Articles of Association described below are not material and are intended, so far as practicable, to preserve the application of Company’s current constitutional documents as adopted by the Company’s shareholders. Therefore we are not asking shareholders to vote separately on each amendment to the Articles of Association.

Part 1: Optional Provisions in the 2014 Act to be Disapplied

Sections of the 2014 Act to be disapplied	Subject matter/reason for disapplication of provisions in 2014 Act	Currently covered in Articles
43(2)	Existing articles of association deal with the use of the company seal.	142
77-81	Existing articles of association deal with the making of calls in respect of unpaid amounts due on issued shares.	19-25

Sections of the 2014 Act to be disapplied	Subject matter/reason for disapplication of provisions in 2014 Act	Currently covered in Articles
95(1)(a) and 95(2)(a)	The provisions of sections 95(1)(a) and 95(2)(a), unless disapplied, extend Directors’ discretion to refuse to register a share transfer to an absolute discretion (beyond the existing discretion in respect of shares which are not fully paid as provided for in the articles of association) as well as allowing the Directors to charge a fee when registering the transfer.	28
96	Existing articles of association deal with the transmission of shares.	33-35
124 - 125	Existing articles of association deal with the declaration and payment of dividends.	143-152
144(3) and 144(4)	Existing articles of association deal with the appointment of Directors.	70-73, 116-124, 134
148(2)	Existing articles of association deal with the early vacation of office of Directors.	115
158(3)	Existing articles of association deal with the borrowing powers of Directors.	101
159 - 165	Existing articles of association deal with the appointment of a President and Chairman, the holding of other offices by Directors, the creation and operation of Board committees, the appointment of alternate Directors and various board procedures for the operation of the Board.	125-129, 132-139
181(1)	Existing articles of association deal with the notice period for calling general meetings and respect the minimum periods set out in the 2014 Act.	54
182(2) and (5)	Existing articles of association deal with the quorum required for meetings of the Company, setting the requirement at one or more shareholders holding 50% or more of the issued share capital as opposed to two shareholders, irrespective of the level of shareholding, under section 182(2).	56 and 57
183(3)	This section would prohibit the appointment of multiple proxies, which is currently allowed under Article 86.	86
187	Existing articles of association deal with the conduct of general meetings of the Company.	59-69
188	Existing articles of association deal with the voting at general meetings of the Company.	77-85
218(3), 218(4), 218(5)	Existing articles of association deal with service of notices to members.	161
229, 230 and 1113	Existing articles of association deal with the interests of Directors.	106, 107, and 111
338(5) and (6)	Existing article of association deal with the delivery of financial statements via the website of the Company.	161
618(1)(b)	Existing articles of association deal with the distribution of property on winding-up of the Company.	165-166
1090	Existing articles of association deal with the rotation of Directors.	116-124
1092	Existing articles of association deal with the remuneration and expenses of Directors.	96-98, 107, 114, 126

Part 2 - Summary of Articles to be updated

Update	Reason for amendment	Articles to be updated
All references to sections in the existing Companies Acts, which have been repealed by the 2014 Act, are to be replaced by their equivalent provision in the 2014 Act.	To ensure that the Articles are consistent with the statutory references in the 2014 Act. In addition, as Table A is no longer relevant, it is not necessary to continue with its disapplication in Article 1.	1, 2.1, 3.3.5, 3.4, 4, 8, 13, 16, 26, 31, 47, 49, 51, 54, 55, 61, 101, 104, 105, 115, 118, 122, 141, 145, 156, 166 and 168
Reduction of time directors have to provide notice of refusal to register a transfer.	Section 95(3) provides for a period of two months, accordingly, article 29 is being amended to reduce the period from three months for consistency with the provisions of the 2014 Act.	29
Insert references to “undenominated capital”.	This is new terminology used in the 2014 Act, as set out in section 64, and denotes capital other than the nominal share capital including share premium.	48 and 154
Updating the list of ordinary business of the Annual General Meeting.	Section 186 of the 2014 Act uses different terminology to the previous Acts and adds to the list of items constituting the ordinary business of the Annual General Meeting. The review by the members of the Company’s affairs is added together with the re-appointment of the auditors. Other amendments reflect the new terminology in relation to the Company’s financial statements.	58
Removal of reference to timing of first Annual General Meeting.	This is no longer relevant as the first Annual General Meeting has passed and is proposed to be removed as a “housekeeping” change.	71
To allow for the delivery of proxies by electronic means without provision for discretion of the Board in this regard.	Section 183(7) provides that proxies may be delivered by electronic means and Article 88 has now been amended to reflect that.	88
Deletion of time limits within which a proxy can be revoked before a meeting.	Section 183(10) of the 2014 Act now governs this and allows notices of the revocation to be delivered right up to the commencement of the meeting.	92
Permitting use of company property	Section 228(d) provides for a new restriction in relation to the use by directors of company property. The additional language included in article 96 is being adopted in order to ensure that directors can continue to use company property in accordance with the Company’s [fair usage] policies[1] and their terms and conditions of employment.	96

[1]	Perrigo to confirm appropriate reference to company policy re use of company assets.

Update	Reason for amendment	Articles to be updated
The purpose of the new article 106.3 is to make it clear that agreements which have been approved by the Board, or have been approved pursuant to an authority delegated by the Board, can be entered pursuant to the exception provided for in section 228. Article 106.3 places a duty on each Director to obtain the prior approval of the Board before entering into any commitment permitted by section 228 of the 2014 Act.	Section 228 of the 2014 Act introduces new provisions into Irish company law by prohibiting directors from entering into certain types of agreements which restrict their powers. However, section 228 provides an exception if this is expressly authorised by the company’s constitution.	106.3
Distribution of assets – specifically provide for the issue of fractional certificates.	Language of article 149 amended to more closely reflect the language of section 125 of the 2014 Act which deals with distributions in specie.	149
Updating Article 153 to allow Directors to send shareholders summary financial statements in lieu of the full statutory financial statements of the Company. Shareholders can however request full copies of the financial statements.	Chapter 2 of Part 6 of the 2014 Act uses new terminology and introduces some new provisions with regard to accounting records, the amendments reflect the new terminology and the ability to send summary financial statements pursuant to the 2014 Act.	153
Updating Article 161 to make it clear that the financial statements of the Company can be delivered via the website of the Company.	Section 338(5) of the 2014 introduced new language in relation to the delivery of financial statements via a website. As the articles of association already envisage this, it is proposed to disapply this optional provision in Article 1 (as referenced above) and to update Article 161 to clarify that financial statements may be delivered to shareholders via a website (provided a notice is given to the shareholder specifying the website or hotlink).	161

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

PERRIGO COMPANY PUBLIC LIMITED COMPANY

33 Sir John Rogerson’s Quay, Dublin 2, Ireland.

Companies ~~Acts 1963 to 2012~~Act 2014

A PUBLIC COMPANY LIMITED BY SHARES

MEMORANDUM OF ASSOCIATION

-of-

PERRIGO COMPANY PUBLIC LIMITED COMPANY

(~~Amended and restated~~ as amended by special ~~resolution dated 17 December 2013~~resolutions passed up to [4] November 2015)

1.	The name of the Company is Perrigo Company public limited company.

2.	The Company is ~~to be~~ a public limited company for the purposes of Part 17 of the Companies Act 2014.

3.	The objects for which the Company is established are

3.1	To carry on the business of a holding company in the fields of pharmacy, medicine, chemistry, dentistry, cosmetics and other related or unrelated fields and for that purpose to acquire and hold either in the name of the company or in that of any nominee shares, stocks, debentures, debenture stock, bonds, notes obligations, warrants, options and securities issued or guaranteed by any company wherever incorporated, or issue or guaranteed by any government, public body or authority in any part of the world; and to raise money on such terms and conditions as may be thought desirable for any of the above purposes.

3.2	To carry on the business of a pharmaceuticals company, and to research, develop, design, manufacture, produce, supply, buy, sell, distribute, import, export, provide, promote and otherwise deal in pharmaceuticals, active pharmaceutical ingredients and dosage pharmaceuticals and other devices or products of a pharmaceutical or healthcare character and to hold intellectual property rights and to do all things usually dealt in by persons carrying on the above mentioned businesses or any of them or likely to be required in connection with any of the said businesses.

3.3	To carry on business and to act as merchants, financiers, investors (in properties or securities), traders, shipowners, carriers, agents, brokers, commission agents, concessionaires, distributors, importers, manufacturers, wholesalers, marketers, retailers or exporters, or as partners, collaborators or associates of any of the foregoing, and to carry on any other business incidental thereto in Ireland or in any other part of the world and whether alone or jointly with others.

3.4	To establish and contribute to any scheme for the purchase of shares in the Company to be held for the benefit of the Company’s employees and to lend or otherwise provide money to such schemes or the Company’s employees or the employees of any of its subsidiary or associated companies to enable them to purchase shares of the Company.

3.5	To import, export, buy, sell, barter, exchange, pledge, make advances on, take on lease or hire or otherwise acquire, alter, treat, work, manufacture, process, market, commercialise, develop, design, licence, dispose of, let on lease, hire or hire purchase, or otherwise trade or deal in and turn to account as may seem desirable goods, articles, equipment, machinery, plant, merchandise and wares of any description and things capable of being used or likely to be required by persons having dealings with the Company for the time being.

3.6	To carry on any other business except the issuing of policies of insurance, which may seem to the Company capable of being conveniently carried on in connection with the above, or calculated directly or indirectly to enhance the value of or render profitable any of the Company’s property or rights.

3.7	To purchase take on lease or in exchange, hire or by any other means acquire any freehold, leasehold or other property for any estate or interest whatever, and any rights, privileges or easements over or in respect of any property, and any buildings, offices, factories, mills, works, wharves, roads, railways, tramways, machinery, engines, rolling stock, vehicles, plant, live and dead stock, barges, vessels or things, and any real or personal property or rights whatsoever which may be necessary for, or may be conveniently used with, or may enhance the value of any property of the Company.

3.8	To build, construct, maintain, alter, enlarge, pull down and remove or replace any buildings, offices, factories, mills, works, wharves, roads, railways, dams, tramways, machinery, engines, walls, fences, banks, sluices, or watercourses, and to clear sites for the same, or to join with any person, firm or company in doing any of the things aforesaid, and to work, manage and control the same or join with others in so doing.

3.9	To apply for, register, purchase, or by other means acquire and protect, prolong and renew, whether in Ireland or elsewhere, any patents, patent rights, brevets d’invention, licenses, trademarks, designs protections and concessions or other rights which may appear likely to be advantageous or useful to the Company, and to use and turn to account and to manufacture under or grant licenses or privileges in respect of the same, and to expend money in experimenting upon and testing and in improving or seeking to improve any patents, inventions or rights which the Company may acquire or propose to acquire.

3.10	To acquire and undertake, directly or indirectly, the whole or any part of the business, goodwill and assets and liabilities of any person, firm or company carrying on or proposing to carry on any of the business which this Company is authorised to carry on, and as part of the consideration for such acquisition to undertake all or any of the liabilities of such person, firm or company, or to acquire an interest in, amalgamate with or enter into partnership or into any arrangement for sharing profits, or for co-operation, or for limiting competition, or for mutual assistance with any such person, firm or company and to give or accept by way of consideration for any of the acts or things aforesaid or property acquired, any shares, debentures, debenture stock or securities that may be agreed upon, and to hold and retain or sell, mortgage and deal with any shares, debentures, debenture stock or securities so received.

3.11	To improve, manage, cultivate, develop, exchange, let on lease or otherwise, mortgage, sell, charge, dispose of, turn to account, grant rights and privileges in respect of, or otherwise deal with all or any part of the property and rights of the Company.

3.12	To acquire shares, stocks, debentures, debenture stock, bonds, obligations and securities by original subscription, tender, purchase, exchange or otherwise and to subscribe for the same either conditionally or otherwise, and to guarantee the subscription thereof and to exercise and enforce all rights and powers conferred by or incidental to the ownership thereof.

3.13	To invest and deal with the moneys of the Company not immediately required in such shares or upon such securities and in such manner as may from time to time be determined.

3.14	To facilitate and encourage the creation, issue or conversion of and to offer for public subscription debentures, debenture stocks, bonds, obligations, shares, stocks, and securities and to act as trustees in connection with any such securities and to take part in the conversion of business concerns and undertakings into companies.

3.15	To lend and advance money or give credit to such persons, firms or companies and on such terms as may seem expedient, and in particular to customers of and others having dealings with the Company, and tenants, subcontractors and persons undertaking to build on or improve any property in which the Company is interested, and to give guarantees or become security for any such persons, firms or companies.

3.16	To borrow or raise money in such manner as the Company shall think fit, and in particular by the issue of debentures or debenture stock, bonds, obligations and securities of all kinds (perpetual or otherwise) and either redeemable or otherwise and to secure the repayment of any money borrowed, raised or owing, by mortgage, charge or lien upon the whole or any part of the Company’s property or assets (whether present or future) including its uncalled capital, and also by a similar mortgage, charge or lien to secure and guarantee the performance by the Company of any obligation or liability it may undertake and to purchase, redeem or pay off any such securities.

3.17	To give credit to or to become surety or guarantor for any person or company, and to give all descriptions of guarantees and indemnities and either with or without the Company receiving any consideration to guarantee or otherwise secure (with or without a mortgage or charge on all or any part of the undertaking, property and assets, present and future, and the uncalled capital of the Company) the performance of the obligations and the repayment or payment of the capital or principal of and dividends or interest on any stocks, shares, debentures, debenture stock, notes, bonds or other securities or indebtedness of any person, authority (whether supreme, local, municipal or otherwise) or company, including (without prejudice to the generality of the foregoing) any company which is for the time being the Company’s holding company (as defined by ~~Section 155~~ section 8 of the Companies Act ~~1963~~ 2014) or any other statutory modification or re-enactment thereof or other subsidiary (as defined by ~~the said~~ section 7 of the Companies Act 2014) of the Company’s holding company or a subsidiary of the Company or otherwise associated with the Company in business.

3.18	To draw, make, accept, endorse, discount, execute and issue promissory notes, bills of exchange, bills of lading, warrants, debentures and other negotiable or transferable instruments.

3.19	To apply for, promote and obtain any Act of the Oireachtas, Provisional Order or Licence of the Minister for Industry and Commerce or other authority for enabling the Company to carry any of its objects into effect, or for effecting any modification of the Company’s constitution, or for any other purpose which may seem expedient, and to oppose any proceedings or applications which may seem calculated directly or indirectly to prejudice the Company’s interests.

3.20	To enter into any arrangements with any government or authorities (supreme, municipal, local or otherwise) or any companies, firms or persons, that may seem conducive to the attainment of the Company’s objects or any of them, and to obtain from any such government, authority, company, firm or person any charters, contracts, decrees, rights, privileges and concessions which the Company may think desirable, and to carry out, exercise and comply with any such charters, contracts, decrees, rights, privileges and concessions.

3.21	To subscribe for, take, purchase or otherwise acquire and hold shares or other interests in or securities of any other company having objects altogether or in part similar to those of this company or carrying on any business capable of being carried on so as directly or indirectly to benefit this company.

3.22	To act as agents or brokers, and as trustees or as nominee for any person, firm or company, and to undertake and perform subcontracts, and also to act in any of the businesses of the Company through or by means of agents, brokers, subcontractors, trustees or nominees or others.

3.23	To remunerate any person, firm or company rendering services to this Company, either by cash payment or by the allotment to him or them of shares or securities of the Company credited as paid up in full or in part or otherwise as may be thought expedient.

3.24	To adopt such means of making known the Company and its products and services as may seem expedient.

3.25	To pay all or any expenses incurred in connection with the promotion, formation and incorporation of the Company, or to contract with any person, firm or company to pay the same, and to pay commissions to brokers and others for underwriting, placing, selling or guaranteeing the subscription of any shares, debentures, debenture stock or securities of the Company.

3.26	To support and subscribe to any charitable or public object, and any institution, society or club which may be for the benefit of the Company or its employees, or may be connected with any town or place where the Company carries on business; to give pensions, gratuities (to include death benefits) or charitable aid to any persons who may have been officers or employees or ex-officers or ex-employees of the Company, or, its predecessors in business, or to the spouses, children or other relatives or dependents of such persons; to make payments towards insurance; and to form and contribute to provident and benefit funds for the benefit of any such person or of their spouses, children or other relatives or dependents.

3.27	To sponsor, make provision for or to participate in any occupational pension scheme, arrangement or employee share plan or other arrangement whether in the Republic of Ireland or elsewhere for the benefit of its employees or the employees of any Group Company (as defined in the Articles of Association), whether situate in the Republic of Ireland or elsewhere and to enter into all legal acts and instruments necessary to give effect to such arrangements.

3.28	To establish, promote or otherwise assist any other company or companies or associations for the purpose of acquiring the whole or any part of the business or property, and undertaking any of the liabilities of this Company, or of undertaking any business or operation which may appear likely to assist or benefit this Company or to enhance the value of any property or business of this Company, and place or guarantee the placing of, underwrite, subscribe for, or otherwise acquire all or any part of the shares or securities of any such company as aforesaid.

3.29	To sell or otherwise dispose of the whole or any part of the business or property of the Company, either together or in portions, for such consideration as the Company may think fit, and in particular for shares, debentures or securities of any other company whether or not having objects altogether or in part similar to those of this Company.

3.30	To distribute among the members of the Company in kind any property of the Company, and in particular any shares, debentures or securities of other companies belonging to this Company or of which this Company may have the power of disposing.

3.31	To procure the Company to be registered or recognised in any foreign country or place.

3.32	To engage in currency exchange and interest rate transactions including, but not limited to, dealings in foreign currency, spot and forward rate exchange contracts, futures, options, forward rate agreements, swaps, caps, floors, collars and any other foreign exchange or interest rate hedging arrangements and such other instruments as are similar to, or derived from, any of the foregoing whether for the purpose of making a profit or avoiding a loss or managing a currency or interest rate exposure or any other exposure or for any other purpose.

3.33	To the extent that the same is permitted by law, to give, whether directly or indirectly, and whether by means of a loan, guarantee, the provision of security or otherwise, any financial assistance for the purpose of or in connection with a purchase or subscription made or to be made by any person of or for any shares in the Company or the Company’s holding company for the time being (as defined by Section ~~155~~ 8 of the Companies Act ~~1963~~2014).

3.34	To do all such other things as may be deemed incidental or conducive to the attainment of the above objects or any of them.

It is hereby expressly declared that each sub-Clause of this Clause shall be construed independently of the other sub-Clauses hereof, and that none of the objects mentioned in any sub-Clause shall be deemed to be merely subsidiary to the objects mentioned in any other sub-Clause.

4.	The liability of the members is limited.

5.	The share capital of the Company is €10,000,000 divided into 10,000,000,000 ordinary shares of €0.001 each and US$1,000 divided into 10,000,000 preferred shares of US$0.0001 each. The capital may be divided into different classes of shares with any preferential, deferred or special rights or privileges attached thereto, and from time to time the company’s regulations may be varied so far as may be necessary to give effect to any such preference, restriction or other term.

We, the several persons whose names, addresses and descriptions are subscribed, wish to be formed into a company in pursuance of this memorandum of association, and we agree to take the number of shares in the capital of the company set opposite our respective names.

Name, address and description of subscriber	Number of shares taken by each subscriber
Sandra O’Neill Greyfort House Sea Road Kilcoole Co. Wicklow Company Director	Fifty (50)

Anne O’Neill Mount Vernon New Road Greystones Co. Wicklow Company Director	Fifty (50)
No. of Shares Taken	One Hundred (100)

Dated the 2nd day of May 2013

Witness to the above signature:

Mark O’Neill

26 Hollypark Avenue

Blackrock

Co. Dublin

COMPANIES ~~ACTS 1963 TO 2012~~ACT 2014

A PUBLIC COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION

-of-

PERRIGO COMPANY PUBLIC LIMITED COMPANY

(~~Amended and restated~~ as amended by special ~~resolution dated 17 December 2013~~resolutions passed up to [4] November 2015)

Preliminary

1.	~~The regulations contained in Table A in the First Schedule to the Companies Act 1963~~ Sections 43(2), 77 to 81, 95(1)(a), 95(2)(a), 96, 124, 125, 144(3), 144(4), 148(2), 158(3), 159 to 165, 181(1), 182(2), 182(5), 183(3), 187, 188, 218(3) to 218(5), 229, 230, 338(5), 338(6), 618(1)(b), 1090, 1092 and 1113 of the Act shall not apply to the Company.

2.

2.1.	In these articles:

~~“1983 Act”~~	~~the Companies (Amendment) Act 1983.~~

~~“1990 Act”~~	~~means the Companies Act 1990.~~

“Act”	means the Companies Act ~~1963~~2014.

“Acts”	means the Companies ~~Acts 1963 to 2012~~Act 2014, and all statutory instruments which are to be read as one with, or construed, or to be read together with such Acts.

“address”	includes any number or address used for the purposes of communication, including by way of electronic mail or other electronic communication.

“Adoption Date”	has the meaning set out in article 3.3.

“Applicable Escheatment Laws”	has the meaning set out in article 169.2.

“Approved Nominee”	means a person holding shares or rights or interests in shares in the Company on a nominee basis who has been determined by the Company to be an “Approved Nominee”.

“Assistant Secretary”	means any person appointed by the Secretary or the Board from time to time to assist the Secretary.

“Auditor” or “Auditors”	means the auditor or auditors at any given time of the Company.

“Clear Days”	in relation to the period of notice to be given under these articles, that period excluding the day when the notice is given or deemed to be given and the day of the event for which it is given or on which it is to take effect.

“Company Shares”	has the meaning set out in article 157.

“Company Subscriber Shares”	means the seven ordinary shares in issue held by or on behalf of Tudor Trust Limited and the eight ordinary shares in issue held by Clepe Limited.

“Covered Person”	has the meaning set out in article 168.

“electronic communication”	has the meaning given to those words in the Electronic Commerce Act 2000.

“electronic signature”	has the meaning given to those words in the Electronic Commerce Act 2000.

“Exchange Act”	means the United States Securities Exchange Act of 1934, as amended from time to time.

“Exchange Agent”	has the meaning set out in article 157.

“Group Company” or “Group Companies”	means the Company, any holding company of the Company and any subsidiary of the Company or of any such holding company.

“Member Associated Person”	of any member means (A) any person controlling, directly or indirectly, or acting as a “group” (as such term is used in Rule 13d-5(b) under the Exchange Act) with, such member, (B) any beneficial owner of shares of the Company owned of record or beneficially by such member and (C) any person controlling, controlled by or under common control with such Member Associated Person.

“Merger”	means the merger of MergerSub with and into Perrigo Company, with Perrigo Company surviving the merger as a wholly owned indirect subsidiary of the Company.

“Merger Consideration”	has the meaning set out in article 157.

“Merger Effective Time”	has the meaning set out in article 157.

“MergerSub”	means Leopard Company, a company organized in Delaware.

“Ordinary Resolution”	means an ordinary resolution of the Company’s members within the meaning of section ~~141~~ 191 of the Act.

“Ordinary Shares” or “ordinary ~~Shares~~shares”	means ordinary shares of nominal value €0.001 per share (or such other nominal value as may result from any reorganisation of capital) in the capital of the Company, having the rights and being subject to the limitations set out in these articles.

“Perrigo” or “Perrigo Company”	Perrigo Company, a Michigan Corporation.

“Perrigo Certificates”	has the meaning set out in article 157.

“Perrigo Exchange Fund”	has the meaning set out in article 157.

“Perrigo Share(s)”	means the common stock of Perrigo Company no par value.

“Redeemable Shares”	means redeemable shares in accordance with ~~section 206~~ Chapter 6 of Part 3 of the ~~1990~~ Act.

“Register”	means the register of members to be kept as required in accordance with section ~~116~~ 169 of the Act.

“Scheme”	means the acquisition of Elan Corporation plc by the Company by means of a ‘scheme of arrangement’ pursuant to which the Company will acquire all of the outstanding shares of Elan from Elan shareholders for cash and shares.

“Scheme Shares”	means the ordinary shares issued pursuant to the Scheme.

“Section ~~81~~ 1062 Notice”	shall mean a notice given to a member in accordance with section ~~81~~ 1062 of the ~~1990~~ Act.

“Share”	“Share” and “share” mean, unless specified otherwise or the context otherwise requires, any share in the capital of the Company.

“Shareholder” or “the Holder”	means in relation to any share, the person whose name is entered in the Register as the holder of the share or, where the context permits, the persons whose names are entered in the Register as the joint holders of shares.

“Special Resolution”	means a special resolution of the Company’s members within the meaning of section ~~141~~ 191 of the Act.

“subsidiary” and “holding company”	have the meanings given to those words in ~~Section 155~~ sections 7 and 8 of the Act, except that references in ~~that Section~~ those sections to a company shall include any corporation or other legal entity, whether incorporated or established in Ireland or elsewhere;

“the Company”	means the company whose name appears in the heading to these articles.

“the Directors” or “the Board”	means the directors from time to time and for the time being of the Company or the directors present at a meeting of the board of directors and includes any person occupying the position of director by whatever name called.

“the Office”	means the registered office from time to time and for the time being of the Company.

“the seal”	means the common seal of the Company.

“the Secretary”	means any person appointed to perform the duties of the secretary of the Company.

“these articles”	means the articles of association of which this article forms part, as the same may be amended from time to time and for the time being in force.

2.2.	Expressions in these articles referring to writing shall be construed, unless the contrary intention appears, as including references to printing, lithography, photography and any other modes of representing or reproducing words in a visible form except as provided in these articles and / or where it constitutes writing in electronic form sent to the Company, and the Company has agreed to its receipt in such form. Expressions in these articles referring to execution of any document shall include any mode of execution whether under seal or under hand or any mode of electronic signature as shall be approved by the Directors. Expressions in these articles referring to receipt or issuance of any electronic communications shall, be limited to receipt or issuance in such manner as the Company has approved or as set out in these articles. Notwithstanding the foregoing, all written communication by the Company and the Directors may for the purposes of these articles, to the extent permitted by law, be in electronic form.

2.3.	Unless the contrary intention appears, words or expressions contained in these articles shall bear the same meaning as in the Acts or in any statutory modification thereof in force at the date at which these articles become binding on the Company.

2.4.	References herein to any enactment shall mean such enactment as the same may be amended and may be from time to time and for the time being in force.

2.5.	The masculine gender shall include the feminine and neuter, and vice versa, and the singular number shall include the plural, and vice versa, and words importing persons shall include firms or companies.

2.6.	Reference to US$, USD, or dollars shall mean the currency of the United States of America and to €, euro, EUR or cent shall mean the currency of Ireland.

Share capital and variation of rights

3.

3.1.	The share capital of the Company is €10,000,000 divided into 10,000,000,000 ordinary shares of €0.001 each and US$1,000 divided into 10,000,000 preferred shares of US$0.0001 each.

3.2.	The rights and restrictions attaching to the ordinary shares shall be as follows:

a)	subject to the right of the Company to set record dates for the purposes of determining the identity of members entitled to notice of and / or to vote at a general meeting, the right to attend and speak at any general meeting of the Company and to exercise one vote per ordinary share held at any general meeting of the Company;

b)	the right to participate pro rata in all dividends declared by the Company; and

c)	the right, in the event of the Company’s winding up, to participate pro rata in the total assets of the Company.

The rights attaching to the ordinary shares may be subject to the term of issue of any series or class of preferred shares allotted by the Directors from time to time in accordance with article 3.3.

3.3.

3.3.1	The Board is authorised to issue all or any of the authorised but unissued preferred shares from time to time in one or more classes or series, and to fix for each such class or series such voting power, full or limited, or no voting power, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board providing for the issuance of such class or series, including, without limitation, the authority, prior to the issuance thereof, to fix:

a)	the number of shares to constitute such series and the distinctive designations thereof;

b)	the dividend rate or rates to which such shares shall be entitled and the restrictions, limitations and conditions upon the payment of such dividends, whether dividends shall be cumulative or non-cumulative and, if cumulative, the date or dates from which dividends shall accumulate, the dates on which dividends, if declared, shall be payable, and the preferences or relations to the dividends payable on any other series of preferred shares;

c)	whether or not such series shall be redeemable, and if so, the limitations and restrictions with respect to such redemptions, the manner of selecting shares of such series for redemption if less than all shares are to be redeemed, the redemption price and the amount, if any, in addition to any accrued dividends thereon, which the holder of shares of such series shall be entitled to receive upon the redemption thereof;

d)	subject to the Acts, the terms, conditions, and amount of any sinking fund provided for the purchase or redemption of the shares in the series;

e)	the amount in addition to any accrued dividends thereon which the holders of shares of such series shall be entitled to receive upon the voluntary or involuntary liquidation, dissolution or winding up of the corporation, which amount may vary depending on whether such liquidation, dissolution, or winding up is voluntary or involuntary and, if voluntary, may vary at different dates;

f)	subject to the Acts, whether or not the shares of such series shall be subject to the operation of a purchase, retirement or sinking fund, and, if so, whether such purchase, retirement or sinking fund shall be cumulative or non-cumulative, the extent and the manner in which such fund shall be applied to the purchase or redemption of the shares of such series for retirement or to other corporate purposes and the terms and provisions relative to the operation thereof;

g)	whether or not the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes, or of any other series of the same class, and if so convertible or exchangeable, the price or prices or the rate or rates of conversion or exchange and the method, if any, for adjusting the same;

h)	the voting powers, if any, of such series in addition to the voting powers provided by law; except that such powers shall not include the right to have more than one vote per share;

i)	any other preferences and relative, participating, optional or other special rights, and qualifications, limitations, or restrictions thereof as shall not be inconsistent with law or with this article.

Notwithstanding the fixing of the number of shares constituting a particular series upon the issuance thereof, the Board of Directors may at any time thereafter, subject to the Acts, authorise the issuance of additional shares of the same series, or decrease the number of shares constituting such series (but not below the number of shares of such series then outstanding). The Board may at any time before the allotment of any preferred share by further resolution in any way amend the designations, preferences, rights, qualifications, limitations or restrictions, or vary or revoke the designations of such preferred shares.

3.3.2	All shares of any one series of preferred shares shall be identical with all other shares of the same series except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative; and all series shall rank equally and be identical in all respects, except as permitted by the foregoing provisions of article 3.3.1.

3.3.3	(a)

The holders of preferred shares shall be entitled to receive cash dividends when and as declared by the Board of Directors at such rate per share per annum, cumulatively if so provided, and with such preferences, as shall have been fixed by the Board of Directors, before any dividends shall be paid upon or declared and set apart for the ordinary shares or any other class of share ranking junior to the preferred shares, and such dividends on each series of the preferred shares shall cumulate, if at all, from and after the dates fixed by the Board of Directors with respect to such cumulation. Accrued dividends shall bear no interest.

(b)	If dividends on the preferred shares are not declared in full then dividends shall be declared ratably on all shares of each series of equal preference in proportion to the respective unpaid cumulative dividends, if any, to the end of the then current dividend period. No ratable distribution shall be declared or set apart for payment with respect to any series until accumulated dividends in arrears in full have been declared and paid on any series senior in preference.

(c)	Unless dividends on all outstanding shares of series of the preferred shares having cumulative dividend rights shall have been fully paid for all past dividend periods, and unless all required sinking fund payments, if any, shall have been made or provided for, no dividend (except a dividend payable in ordinary shares or in any other class of share ranking junior to the preferred shares) shall be paid upon or declared and set apart for the ordinary shares or any other class of share ranking junior to the preferred shares.

(d)	Subject to the foregoing provisions, the Board of Directors may declare and pay dividends on the ordinary shares and on any class of share ranking junior to the preferred shares, to the extent permitted by law, after full dividends for the current dividend period, and, in the case or preferred shares having cumulative dividend rights after all prior dividends have been paid or declared and set apart for payment, the holders of the ordinary shares shall be entitled, to the exclusion of the holders of the preferred shares, to all further dividends declared and paid in such current dividend period.

3.3.4

In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, before any payment or distribution of the assets of the Company shall be made to or set apart for the holders of shares of any class or classes of shares of the Company ranking junior to the preferred shares, the holders of the shares of each series or the preferred shares shall be entitled to receive payment of the amount per share fixed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of the shares of such series, plus an amount equal to all dividends accrued thereon to the date of final distribution to such holders; but they shall be entitled to no further payment. If, upon any liquidation, dissolution or winding up of the Company, the assets of the Company, or proceeds thereof, distributable among the holders of the shares of the preferred shares shall be insufficient to pay in full the preferential amount aforesaid, then such assets, or the proceeds thereof, shall be distributed among such holders rateably in accordance with the respective amount which would be payable on such shares if all amounts payable thereon were paid in full. For the purposes of this article 3.3.4, the sale, conveyance, exchange, or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Company or a consolidation or merger of the Company with one or more companies shall not be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary.

3.3.5	Redemption:

(a)	Subject to the express terms of each series and to the provisions of Chapter 6 of Part ~~XI~~ 3 of the ~~1990~~ Act, the Company (i) may from time to time redeem all or any part of the preferred shares of any series at the time in issue at the option of the Board at the applicable redemption price for such series fixed in accordance with the provisions of article 3.3.1, or (ii) shall from time to time make redemptions of the preferred shares as may be required to fulfil the requirements of any sinking fund provided for shares of such series at the applicable sinking fund redemption price fixed in accordance with the provisions of article 3.3.1, together in each case with accrued and unpaid dividends to the redemption date.

(b)	Shares of any series of preferred shares which have been issued and reacquired in any manner by the Company (excluding shares purchased and cancelled and shares which, if convertible or exchangeable, have been converted into or exchanged for shares of any other class or classes) shall be restored to the status of authorised and unissued preferred shares and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of preferred shares or as part of any other series of preferred shares, all subject to the conditions or restrictions on issuance fixed by the Board of Directors with respect to the shares of any other series of preferred share.

3.3.6	Except as otherwise specifically provided herein or in the authorising resolutions, none of the shares of any series of preferred shares shall be entitled to any voting rights and the ordinary shares shall have the exclusive right to vote for the election of directors and for all other purposes. So long as any shares of any series of preferred shares are outstanding, the Company shall not, without the consent of the holders of a majority of the then outstanding shares of preferred shares, irrespective of series, either expressed in writing (to the extent permitted by law) or by their affirmative vote at a meeting called for that purpose; (i) adopt any amendment to the Articles of Association or take any other action which in any material respect adversely affects any preference, power, special right, or other term of the preferred shares or the holders thereof; (ii) create or issue any class of stock entitled to any preference over the preferred shares as to the payment of dividends, or the distribution of capital assets, (iii) increase the aggregate number of shares constituting the authorised preferred shares, or (iv) create or issue any other class of stock entitled to any preference on a parity with the preferred shares as to the payment of dividends or the distribution of capital assets.

3.3.7	If in any case the amounts payable with respect to any obligations to redeem preferred shares are not available in full in the case of all series with respect to which such obligations exist, the number of shares of each of such series to be redeemed pursuant to any such obligations shall be in proportion to the respective amounts which would be available on account of such obligations if all amounts payable in respect of such series were discharged in full.

3.3.8	Subject to the Acts, the preferred shares may be issued by the Company from time to time for such consideration as may be fixed from time to time by the Board of Directors. Any and all shares for which the consideration so fixed shall have been paid or delivered shall be deemed fully paid and non-assessable.

3.3.9	For the purpose of the provisions of this article 3.3 or of any resolution of the Board of Directors providing for the issuance of any series of preferred shares (unless otherwise provided in any such resolution):

a)	the term “outstanding”, when used in reference to shares, shall mean issued shares, excluding shares held by the Company and shares called for redemption, funds for the redemption of which shall have been set aside or deposited in trust;

b)	the amount of dividends “accrued” on any preferred share as at any dividend date shall be deemed to be the amount of any unpaid dividends accumulated thereon to and including such dividend date,

whether or not earned or declared, and the amount of dividends “accrued” on any preferred share as at any date other than a dividend date shall be calculated as the amount of any unpaid dividends accumulated thereon to and including the last preceding dividend date, whether or not earned or declared, plus an amount equivalent to interest on the involuntary liquidation value of such share at the annual dividend rate fixed for the shares of such series for the period after such last preceding dividend date to and including the date as of which the calculation is made; and

c)	the term “class or classes of share of the Company ranking junior to the preferred shares” shall mean the ordinary shares of the Company and any other class or classes of share of the Company hereafter authorised, which shall rank junior to the preferred shares as to dividends or upon liquidation.

3.4.	(A)

If an ordinary share is not listed on a securities market, a regulated market or another market recognised ~~stock exchange~~ for the purposes of section 1072 of the Act, in each case within the meaning of the ~~1990~~ Act, it shall be automatically converted into a Redeemable Share on, and from the time of, the existence or creation of an agreement, transaction or trade (“arrangement”) between the Company and any person pursuant to which the Company acquires or will acquire ordinary shares, or an interest in ordinary shares, from the relevant person. In these circumstances, the ordinary share concerned shall have the same characteristics as any other ordinary share in accordance with these articles save that it shall be redeemable in accordance with the arrangement. The acquisition of such ordinary shares in accordance with this article 3.4(A) by the Company shall constitute the redemption of a Redeemable Share in accordance with Chapter 6 of Part ~~XI~~ 3 of the ~~1990~~ Act.

(B)	If an ordinary share is listed on a securities market, a regulated market or another market recognised ~~stock exchange~~ for the purposes of section 1072 of the Act, in each case within the meaning of the ~~1990~~ Act, the provisions of clause 3.4(A) above shall apply unless the Board resolves prior to the existence or creation of any relevant arrangement, that the arrangement concerned is to be treated as an acquisition of shares pursuant to article 4.2 in which case the arrangement shall be so executed.

4.	Subject to the provisions of Chapter 6 of Part ~~XI~~ 3 of the ~~1990~~ Act and the other provisions of this article, the Company may:

4.1.	~~pursuant to section 207 of the 1990 Act,~~ issue any shares of the Company which are to be redeemed or are liable to be redeemed at the option of the Company or the member on such terms and in such manner as may be determined by the Company in general meeting (by Special Resolution) on the recommendation of the Directors;

4.2.	subject to and in accordance with the provisions of the ~~Acts~~ Act and without prejudice to any relevant special rights attached to any class of shares pursuant to ~~section 211 of the 1990 Act~~Chapter 6 of Part 3 and Chapter 5 of Part 17, acquire any of its own shares (including any Redeemable Shares and without any obligation to acquire on any pro rata basis as between members or members of the same class) and may cancel any shares so acquired or hold them as treasury shares (as ~~defined in section 209 of the 1990~~ described in the Act) and may reissue any such shares as shares of any class or classes; or

4.3.	pursuant to section ~~210~~ 83 of the ~~1990~~ Act, convert any of its shares into Redeemable Shares.

5.	Without prejudice to any special rights previously conferred on the Holders of any existing shares or class of shares, any share in the Company may be issued with such preferred or deferred or other special rights or such restrictions, whether in regard to dividend, voting, return of capital or otherwise, as the Company may from time to time by Ordinary Resolution determine.

6.

6.1.

Without prejudice to the authority conferred on the Directors pursuant to article 3 to issue preferred shares in the capital of the Company, if at any time the share capital is divided into different classes of shares the rights attached to any class may, whether or not the Company is being wound up, be varied or abrogated with the consent in writing of the Holders of three-fourths of the issued shares in that class, or with the sanction of a Special Resolution passed at a separate general meeting of the Holders of the shares of that class, provided that, if the relevant class of Holders has only one Holder, that person present in person or by proxy, shall constitute the necessary quorum. To every such meeting the provisions of article 52 shall apply.

6.2.	The redemption or purchase of preferred shares or any class of preferred shares shall not constitute a variation of rights of the preferred Holders where the redemption or purchase of the preferred shares has been authorised solely by a resolution of the ordinary Holders.

6.3.	The issue, redemption or purchase of any of the 10,000,000 preferred shares of US$0.0001 each shall not constitute a variation of the rights of the Holders of ordinary shares.

6.4.	The issue of preferred shares or any class of preferred shares which rank junior to any existing preferred shares or class of preferred shares shall not constitute a variation of the existing preferred shares or class of preferred shares.

7.	The rights conferred upon the Holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

8.

8.1.	Subject to the provisions of these articles relating to new shares, the unissued shares of the Company shall be at the disposal of the Directors, and they may (subject to the provisions of the Acts) allot, grant options over or otherwise dispose of them to such persons, on such terms and conditions and at such times as they may consider to be in the best interests of the Company and its members, but so that no share shall be issued at a discount save in accordance with ~~sections 26(5) and 28 of~~ the ~~1983~~ Act, and so that, in the case of shares offered to the public for subscription, the amount payable on application on each share shall not be less than one-quarter of the nominal amount of the share and the whole of any premium thereon.

8.2.	Subject to any requirement to obtain the approval of members under any laws, regulations or the rules of any stock exchange to which the Company is subject, the Board is authorised, from time to time, in its discretion, to grant such persons, for such periods and upon such terms as the Board deems advisable, options to purchase or subscribe for such number of shares of any class or classes or of any series of any class as the Board may deem advisable, and to cause warrants or other appropriate instruments evidencing such options to be issued.

8.3.	The Directors are, for the purposes of section ~~20~~ 1021 of the ~~1983~~ Act, generally and unconditionally authorised to exercise all powers of the Company to allot and issue relevant securities (as defined by the said section ~~20~~1021) up to the amount of Company’s authorised share capital and to allot and issue any shares acquired by the Company pursuant to the provisions of ~~Part XI~~ Chapter 3 and Chapter 6 of the ~~1990~~ Act and held as treasury shares and this authority shall expire five years from ~~the date of adoption of these articles of association~~17 December 2013.

8.4.	The Directors are hereby empowered pursuant to sections ~~23 and 24(1)~~ 1021 to 1023 of the ~~1983~~ Act to allot equity securities within the meaning of ~~the said~~ section ~~23~~ 1023 for cash pursuant to the authority conferred by article 8.3 as if section ~~23(1)~~ 1022 of the ~~said 1983~~ Act did not apply to any such allotment. The Company may before the expiry of such authority make an offer or agreement which would or might require equity securities to be allotted after such expiry and the Directors may allot equity securities in pursuance of such an offer or agreement as if the power conferred by this paragraph had not expired.

8.5.	Nothing in these articles shall preclude the Directors from recognising a renunciation of the allotment of any shares by any allottee in favour of some other person.

9.

The Company may pay commission to any person in consideration of a person subscribing or agreeing to subscribe, whether absolutely or conditionally, for any shares in the Company or procuring or agreeing to procure subscriptions, whether absolute or conditional, for any shares in the Company on such terms and subject to such conditions as the Directors may determine, including, without limitation, by paying cash or allotting and issuing fully or partly paid shares or any combination of the two. The Company may also, on any issue of shares, pay such brokerage as may be lawful.

10.	Except as required by law, no person shall be recognised by the Company as holding any share upon any trust, and the Company shall not be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any share or any interest in any fractional part of a share or (except only as by these articles or by law otherwise provided) any other rights in respect of any share except an absolute right to the entirety thereof in the Holder. This shall not preclude the Company from requiring the members or a transferee of shares to furnish the Company with information as to the beneficial ownership of any share when such information is reasonably required by the Company.

11.	The shares of the Company may be either represented by certificates or, if the conditions of issue of the relevant shares so provide, by uncertificated shares. Except as required by law, the rights and obligations of the Holders of uncertificated shares and the rights and obligations of the Holders of shares represented by certificates of the same class shall be identical.

12.	Such certificates may be under seal. The Board may authorise certificates to be issued with the seal and authorised signature(s) affixed or printed by some method or system of mechanical or electronic process. Any person claiming a share certificate to have been lost, destroyed or stolen, shall make an affidavit or affirmation of that fact, and if required by the Board shall advertise the same in such manner as the Board may require, and shall give the Company, its transfer agents and its registrars a bond of indemnity, in form and with one or more sureties satisfactory to the Board or anyone designated by the Board with authority to act thereon, whereupon a new certificate may be executed and delivered of the same tenor and for the same number of shares as the one alleged to have been lost, destroyed or stolen.

Disclosure of beneficial ownership

13.	If at any time the Directors are satisfied that any member, or any other person appearing to be interested in shares held by such member:

13.1.	(x) has been duly served with a Section ~~81~~ 1062 Notice and is in default for the prescribed period (as defined in article 13.6(b)) in supplying to the Company the information thereby required; or (y) in purported compliance with such a notice, has made a statement which is false or inadequate in a material particular, then the Directors may, in their absolute discretion at any time thereafter by notice (a “direction notice”) to such member direct that:

a)	in respect of the shares in relation to which the default occurred (the “default shares”) the member shall not be entitled to attend or to vote at a general meeting either personally or by proxy or to exercise any other right conferred by membership in relation to meetings of the Company; and

b)	where the nominal value of the default shares represents at least 0.25 per cent of the nominal value of the issued shares of the class concerned, then the direction notice may additionally direct that:

(i)	except in a liquidation of the Company, no payment shall be made of any sums due from the Company on the default shares, whether in respect of capital or dividend or otherwise, and the Company shall not have any liability to pay interest on any such payment when it is finally paid to the member;

(ii)	no other distribution shall be made on the default shares; and / or

(iii)	no transfer of any of the default shares held by such member shall be registered unless:

1)

the member is not himself in default as regards supplying the information requested and the transfer when presented for registration is accompanied by a certificate by the member in such form as the Directors may in their absolute discretion require to the effect that after due and careful enquiry the member is satisfied that no person in default as regards supplying such information is interested in any of the shares the subject of the transfer; or

2)	the transfer is an approved transfer (as defined in article 13.6(c)).

The Company shall send to each other person appearing to be interested in the shares the subject of any direction notice a copy of the notice, but the failure or omission by the Company to do so shall not invalidate such notice.

13.2.	Where any person appearing to be interested in the default shares has been duly served with a direction notice or copy thereof and the default shares which are the subject of such direction notice are held by an Approved Nominee, the provisions of this article shall be treated as applying only to such default shares held by the Approved Nominee and not (insofar as such person’s apparent interest is concerned) to any other shares held by the Approved Nominee.

13.3.	Where the member upon whom a Section ~~81~~ 1062 Notice is served is an Approved Nominee acting in its capacity as such, the obligations of the Approved Nominee as a member of the Company shall be limited to disclosing to the Company such information as has been recorded by it relating to any person appearing to be interested in the shares held by it.

13.4.	Any direction notice shall cease to have effect:

a)	in relation to any shares which are transferred by such member by means of an approved transfer; or

b)	when the Directors are satisfied that such member, and any other person appealing to be interested in shares held by such member, has given to the Company the information required by the relevant Section ~~81~~ 1062 Notice.

13.5.	The Directors may at any time give notice cancelling a direction notice.

13.6.	For the purposes of this article:

a)	a person shall be treated as appearing to be interested in any shares if the member holding such shares has given to the Company a Section ~~81~~ 1062 Notice which either (a) names such person as being so interested or (b) fails to establish the identities of all those interested in the shares and (after taking into account the said notification and any other relevant Section ~~81~~ 1062 Notice) the Company knows or has reasonable cause to believe that the person in question is or may be interested in the shares;

b)	the prescribed period is 28 days from the date of service of the said Section ~~81~~ 1062 Notice unless the nominal value of the default shares represents at least 0.25 per cent of the nominal value of the issued shares of that class, in which case the prescribed period is 14 days from that date; and

c)	a transfer of shares is an approved transfer if but only if:

(i)	it is a transfer of shares to an offeror by way or in pursuance of acceptance of an offer made to all the Holders (or all the Holders other than the person making the offer and his nominees) of the shares in the Company to acquire those shares or a specified proportion of them; or

(ii)	the Directors are satisfied that the transfer is made pursuant to a sale of the whole of the beneficial ownership of the shares the subject of the transfer to a party unconnected with the member and with other persons appearing to be interested in such shares; or

(iii)	the transfer results from a sale made through a stock exchange on which the Company’s shares are normally traded.

d)	Nothing contained in this article shall limit the power of the Company under section ~~85~~ 1066 of the ~~1990~~ Act.

e)	For the purpose of establishing whether or not the terms of any notice served under this article shall have been complied with the decision of the Directors in this regard shall be final and conclusive and shall bind all persons interested.

Lien

14.	The Company shall have a first and paramount lien on every share (not being a fully paid share) for all moneys (whether immediately payable or not) called or payable at a fixed time or in accordance with the terms of issue of such share in respect of such share. The Directors may at any time declare any share to be wholly or in part exempt from the provisions of this regulation. The Company’s lien on a share shall extend to all dividends payable thereon.

15.	The Company may sell, in such manner as the Directors think fit, any shares on which the Company has a lien, but no sale shall be made unless a sum in respect of which the lien exists is immediately payable, nor until the expiration of 14 days after a notice in writing, stating and demanding payment of such part of the amount in respect of which the lien exists as is immediately payable, has been given to the Holder for the time being of the share or the person entitled thereto by reason of his death or bankruptcy.

16.	To give effect to any such sale, the Directors may authorise some person to transfer the shares sold to the purchaser thereof. The purchaser shall be registered as the Holder of the shares comprised in any such transfer, and he shall not be bound to see to the application of the purchase money nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings in reference to the sale. Where a share, which is to be sold as provided for in article 26, is held in uncertificated form, the Directors may authorise some person to do all that is necessary under the Companies Act, 1990 (Uncertificated Securities) Regulations 1996 (or such other regulations made pursuant to section 1086 of the Act) to change such share into certificated form prior to its sale.

17.	The proceeds of the sale shall be received by the Company and applied in payment of such part of the amount in respect of which the lien exists as is immediately payable, and the residue, if any, shall (subject to a like lien for sums not immediately payable as existed upon the shares before the sale) be paid to the person entitled to the shares at the date of the sale.

18.	Whenever any law for the time being of any country, state or place imposes or purports to impose any immediate or future or possible liability upon the Company to make any payment or empowers any government or taxing authority or government official to require the Company to make any payment in respect of any shares registered in the Register as held either jointly or solely by any Holder or in respect of any dividends, bonuses or other moneys due or payable or accruing due or which may become due or payable to such Holder by the Company on or in respect of any shares registered as aforesaid or for or on account or in respect of any Holder and whether in consequence of:

a)	the death of such Holder;

b)	the non-payment of any income tax or other tax by such Holder;

c)	the non-payment of any estate, probate, succession, death, stamp, or other duty by the executor or administrator of such Holder or by or out of his estate; or

d)	any other act or thing;

in every such case (except to the extent that the rights conferred upon Holders of any class of shares render the Company liable to make additional payments in respect of sums withheld on account of the foregoing):

a)	the Company shall be fully indemnified by such Holder or his executor or administrator from all liability;

b)	the Company shall have a lien upon all dividends and other moneys payable in respect of the shares registered in the Register as held either jointly or solely by such Holder for all moneys paid or payable by the Company in respect of such shares or in respect of any dividends or other moneys as aforesaid thereon or for or on account or in respect of such Holder under or in consequence of any such law together with interest at the rate of fifteen percent per annum thereon from the date of payment to date of repayment and may deduct or set off against such dividends or other moneys payable as aforesaid any moneys paid or payable by the Company as aforesaid together with interest as aforesaid;

c)	the Company may recover as a debt due from such Holder or his executor or administrator wherever constituted any moneys paid by the Company under or in consequence of any such law and interest thereon at the rate and for the period aforesaid in excess of any dividends or other moneys as aforesaid then due or payable by the Company;

d)	the Company may, if any such money is paid or payable by it under any such law as aforesaid, refuse to register a transfer of any shares by any such Holder or his executor or administrator until such money and interest as aforesaid is set off or deducted as aforesaid, or in case the same exceeds the amount of any such dividends or other moneys as aforesaid then due or payable by the Company, until such excess is paid to the Company.

e)	Subject to the rights conferred upon the Holders of any class of shares, nothing herein contained shall prejudice or affect any right or remedy which any law may confer or purport to confer on the Company and as between the Company and every such Holder as aforesaid, his estate representative, executor, administrator and estate wheresoever constituted or situate, any right or remedy which such law shall confer or purport to confer on the Company shall be enforceable by the Company.

Calls on shares

19.	The Directors may from time to time make calls upon the members in respect of any moneys unpaid on their shares (whether on account of the nominal value of the shares or by way of premium) and not by the conditions of allotment thereof made payable at fixed times or in accordance with such terms of allotment, and each member shall (subject to receiving at least 14 days’ notice specifying the time or times and place of payment) pay to the Company at the time or times and place so specified the amount called on his shares. A call may be revoked or postponed as the Directors may determine.

20.	A call shall be deemed to have been made at the time when the resolution of the Directors authorising the call was passed and may be required to be paid by instalments.

21.	The joint Holders of a share shall be jointly and severally liable to pay all calls in respect thereof.

22.	If a sum called in respect of a share is not paid before or on the day appointed for payment thereof, the person from whom the sum is due shall pay interest on the sum from the day appointed for payment thereof to the time of actual payment at such rate as the Directors may determine, but the Directors shall be at liberty to waive payment of such interest wholly or in part.

23.	Any sum which by the terms of issue of a share becomes payable on allotment or at any fixed date, whether on account of the nominal value of the share or by way of premium, shall for the purpose of these regulations be deemed to be a call duly made and payable on the date on which, by the terms of issue, the same becomes payable, and in case of non-payment all the relevant provisions of these regulations as to payment of interest and expenses, forfeiture or otherwise, shall apply as if such sum had become payable by virtue of a call duly made and notified.

24.	The Directors may, on the issue of shares, differentiate between the Holders as to the amount of calls to be paid and the time of payment.

25.	The Directors may, if they think fit, receive from any member willing to advance the same all or any part of the moneys uncalled and unpaid upon any shares held by him, and upon all or any of the moneys so advanced may (until the same would, but for such advance, become payable) pay interest at such rate not exceeding (unless the Company in general meeting otherwise directs) fifteen per cent per annum, as may be agreed upon between the Directors and the member paying such sum in advance.

Transfer of Shares

26.

26.1.	Subject to compliance with the Acts and to any applicable restrictions contained in these articles, applicable law, including U.S. securities laws, and any agreement binding on such Holder as to which the Company is aware, any Holder may transfer all or any of its shares by an instrument of transfer in the usual common form or in any other form or by any other method permissible under applicable law, as may be approved by the Directors. The instrument of transfer of any share may be executed for and on behalf of the transferor by the Secretary, Assistant Secretary or any duly authorised delegate or attorney of the Secretary or Assistant Secretary (whether an individual, a corporation or other body of persons, whether corporate or not, and whether in respect of specific transfers or pursuant to a general standing authorisation) and the Secretary or Assistant Secretary or a relevant authorised delegate shall be deemed to have been irrevocably appointed agent for the transferor of such share or shares with full power to execute, complete and deliver in the name of and on behalf of the transferor of such share or shares all such transfers of shares held by the members in the share capital of the Company. Any document which records the name of the transferor, the name of the transferee, the class and number of shares agreed to be transferred and the date of the agreement to transfer shares, shall, once executed by the transferor or the Secretary or Assistant Secretary or relevant authorised delegate as agent for the transferor, be deemed to be a proper instrument of transfer for the purposes of section ~~81~~ 94 of the Act. The transferor shall be deemed to remain the Holder of the share until the name of the transferee is entered on the Register in respect thereof, and neither the title of the transferee nor the title of the transferor shall be affected by any irregularity or invalidity in the proceedings in reference to the sale should the Directors so determine.

26.2.	The Company, at its absolute discretion, may, or may procure that a subsidiary of the Company shall, pay Irish stamp duty arising on a transfer of shares on behalf of the transferee of such shares of the Company. If stamp duty resulting from the transfer of shares in the Company which would otherwise be payable by the transferee is paid by the Company or any subsidiary of the Company on behalf of the transferee, then in those circumstances, the Company shall, on its behalf or on behalf of its subsidiary (as the case may be), be entitled to (i) seek reimbursement of the stamp duty from the transferee, (ii) set-off the stamp duty liability against any dividends payable to the transferee of those shares and (iii) claim a first and permanent lien on the shares on which stamp duty has been paid by the Company or its subsidiary for the amount of stamp duty paid. The Company’s lien shall extend to all dividends paid on those shares.

26.3.	Notwithstanding the provisions of these articles and subject to any regulations made under section ~~239~~ 1086 of the ~~1990~~ Act, title to any shares in the Company may also be evidenced and transferred without a written instrument in accordance with the 1996 Regulations and section ~~239~~ 1086 of the ~~1990~~ Act or any regulations made thereunder. The Directors shall have power to permit any class of shares to be held in uncertificated form and to implement any arrangements they think fit for such evidencing and transfer which accord with such regulations and in particular shall, where appropriate, be entitled to disapply or modify all or part of the provisions in these articles with respect to the requirement for written instruments of transfer and share certificates (if any), in order to give effect to such regulations.

27.	Subject to such of the restrictions of these articles and to such of the conditions of issue of any share warrants as may be applicable, any share warrant may be transferred by instrument in writing in any usual or common form or any other form which the Directors may approve.

28.	The Board may in its absolute discretion and without assigning any reason for its decision, decline to register any transfer of any Share which is not a fully paid Share. The Board may also, in its absolute discretion, and without assigning any reason, refuse to register a transfer of any Share unless:

28.1.	the instrument of transfer is fully and properly completed and is lodged with the Company accompanied by the certificate for the Shares (if any) to which it relates (which shall upon registration of the transfer be cancelled) and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer;

28.2.	the instrument of transfer is in respect of only one class of Shares;

28.3.	a registration statement under the Securities Act of 1933 of the United States of America is in effect with respect to such transfer or such transfer is exempt from registration and, if requested by the Board, a written opinion from counsel reasonably acceptable to the Board is obtained to the effect that such transfer is exempt from registration;

28.4.	the instrument of transfer is properly stamped (in circumstances where stamping is required);

28.5.	it is satisfied, acting reasonably, that all applicable consents, authorisations, permissions or approvals of any governmental body or agency in Ireland or any other applicable jurisdiction required to be obtained under relevant law prior to such transfer have been obtained; and

28.6.	it is satisfied, acting reasonably, that the transfer would not violate the terms of any agreement to which the Company (or any of its subsidiaries) and the transferor are party or subject.

29.	If the Directors refuse to register a transfer they shall, within ~~three~~ two months after the date on which the transfer was lodged with the Company, send to the transferee notice of the refusal.

30.	In order that the Directors may determine the members entitled to receive payment of any dividend or other distribution or allotment of any rights or the members entitled to exercise any rights in respect of any change, conversion or exchange of shares, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted. If no record date is fixed, the record date for determining members for such purpose shall be at the close of business on the day on which the Directors adopt the resolution relating thereto.

31.	Registration of transfers may be suspended at such times and for such period, not exceeding in the whole 30 days in each year, as the Directors may from time to time determine subject to the requirements of section ~~121~~ 174 of the Act.

32.	All instruments of transfer shall upon their being lodged with the Company remain the property of the Company and the Company shall be entitled to retain them.

Transmission of Shares

33.	In the case of the death of a member, the survivor or survivors, where the deceased was a joint Holder, and the personal representatives of the deceased where he was a sole Holder, shall be the only persons recognised by the Company as having any title to his interest in the shares; but nothing herein contained shall release the estate of a deceased joint Holder from any liability in respect of any share which had been jointly held by him with other persons. For greater certainty, where two or more persons are registered as joint Holders of a share or shares, then in the event of the death of any joint Holder or Holders the remaining joint Holder or Holders shall be absolutely entitled to the said share or shares and the Company shall recognise no claim in respect of the estate of any joint Holder except in the case of the last survivor of such joint Holders.

34.	Any person becoming entitled to a share in consequence of the death or bankruptcy of a member may, upon such evidence being produced as may from time to time properly be required by the Directors and subject as herein provided, elect either to be registered himself as Holder of the share or to have some person nominated by him registered as the transferee thereof, but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the shares by that member before his death or bankruptcy, as the case may be. If the person so becoming entitled elects to be registered himself, he shall deliver or send to the Company a notice in writing signed by him stating that he so elects. If he elects to have another person registered, he shall testify his election by executing to that person a transfer of the share. All the limitations, restrictions and provisions of these articles relating to the right to transfer and the registration of transfers of shares shall be applicable to any such notice or transfer as aforesaid as if the death or bankruptcy of the member had not occurred and the notice of transfer were a transfer signed by that member.

35.

A person becoming entitled to a share by reason of the death or bankruptcy of the Holder shall be entitled to the same dividends and other advantages to which he would be entitled if he were the registered Holder of the share, except that he shall not, before being registered as a member in respect of the share, be entitled in respect of it to exercise any right conferred by membership in relation to the meetings of the Company, so, however, that the Directors may at any time give notice requiring such person to elect either to be registered himself or to transfer the share, and if the notice is not complied with within 60 days, the Directors may thereupon withhold payment of all dividends, bonuses or other moneys payable in respect of the share until the requirements of the notice have been complied with.

Forfeiture of Shares

36.	If a member fails to pay any call or installment of a call on the day appointed for payment thereof, the Directors may, at any time thereafter during such time as any part of the call or installment remains unpaid, serve a notice on him requiring payment of so much of the call or installment as is unpaid together with any interest which may have accrued.

37.	The notice shall name a further day (not earlier than the expiration of 14 days from the date of service of the notice) on or before which the payment required by the notice is to be made, and shall state that, in the event of non-payment at or before the time appointed, the shares in respect of which the call was made will be liable to be forfeited.

38.	If the requirements of any such notice as aforesaid are not complied with any shares in respect of which the notice has been given may at any time thereafter, before the payment required by the notice has been made, be forfeited by a resolution of the Directors to that effect. Such forfeiture shall include all dividends declared in respect of the forfeited shares and not actually paid before the forfeiture.

39.	A forfeited share shall be deemed to be the property of the Company and may be sold, re-offered or otherwise disposed of either to the person who was, before the forfeiture, the Holder thereof or entitled thereto or to any other person on such terms and in such manner as the Directors think fit, and at any time before a sale or disposition the forfeiture may be cancelled on such terms as the Directors think fit.

40.	When any share has been forfeited, notice of the forfeiture shall be served upon the person who was before forfeiture the Holder of the share, but no forfeiture shall be in any manner invalidated by any omission or neglect to give such notice.

41.	A person whose shares have been forfeited shall cease to be a member in respect of the forfeited shares, but shall, notwithstanding, remain liable to pay to the Company all moneys which, at the date of forfeiture, were payable by him to the Company in respect of the shares, but his liability shall cease if and when the Company shall have received payment in full of all such moneys in respect of the shares.

42.	A statutory declaration that the declarant is a Director or the Secretary, and that a share in the Company has been duly forfeited on the date stated in the declaration, shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the share. The Company may receive the consideration, if any, given for the share on any sale or disposition thereof and may execute a transfer of the share in favour of the person to whom the share is sold or disposed of and he shall thereupon be registered as the Holder of the share, and shall not be bound to see to the application of the purchase money, if any, nor shall his title to the share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the share.

43.	The provisions of these articles as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a share, becomes payable at a fixed time, whether on account of the nominal value of the share or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

44.	The Directors may accept the surrender of any share which the Directors have resolved to have been forfeited upon such terms and conditions as may be agreed and, subject to any such terms and conditions, a surrendered share shall be treated as if it has been forfeited.

Financial assistance

45.	The Company may give any form of financial assistance which is permitted by the Acts for the purpose of or in connection with a purchase or subscription made or to be made by any person of or for any shares in the Company or in the Company’s holding company.

Alteration of Capital

46.	The Company may from time to time by Ordinary Resolution increase its authorised share capital by such sum, to be divided into shares of such amount, as the resolution shall prescribe.

47.	The Company may by Ordinary Resolution:

47.1.	reduce its authorised share capital;

47.2.	consolidate and divide all or any of its share capital into shares of larger amount than its existing shares;

47.3.	subdivide its existing shares, or any of them, into shares of smaller amount than is fixed by the memorandum of association subject, nevertheless, to section ~~68(1)(d~~83(1)(b) of the Act;

47.4.	make provision for the issue and allotment of shares which do not carry any voting rights;

47.5.	cancel any shares which, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person and reduce the amount of its authorised share capital by the amount of the shares so cancelled; and

47.6.	subject to applicable law, change the currency denomination of its share capital.

Where any difficulty arises in regard to any division, consolidation or sub-division under this article 47, the Directors may settle the same as they think expedient and in particular, may arrange for the sale of the shares representing fractions and the distribution of the net proceeds of sale in due proportion amongst the Holders who would have been entitled to the fractions, and for this purpose the Directors may authorise some person to transfer the shares representing fractions to the purchaser thereof, who shall not be bound to see to the application of purchase money nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings related to the sale.

48.	The Company may by Special Resolution reduce its issued share capital, any capital redemption reserve fund ~~or~~ , any share premium account or any undenominated capital in any manner and with and subject to any incident authorised, and consent required, by law.

General Meetings

49.	The Company shall in each year hold a general meeting as its annual general meeting in addition to any other meeting in that year, and shall specify the meeting as such in the notices calling it. Not more than 15 months shall elapse between the date of one annual general meeting of the Company and that of the next. Subject to section ~~140~~ 176 of the Act, all general meetings of the Company may be held outside of Ireland, and, in any event, at such place as the Board may designate.

50.	All general meetings other than annual general meetings shall be called extraordinary general meetings.

51.	The Chairman of the Board, or a majority of the Directors may, whenever they think fit, convene an extraordinary general meeting, and extraordinary general meetings shall also be convened on such requisition, or in default may be convened by such requisitionists, as provided by section ~~132~~ 178 of the Act.

52.	All provisions of these articles relating to general meetings of the Company shall, mutatis mutandis, apply to every separate general meeting of the Holders of any class of shares in the capital of the Company, except that:

52.1.	the necessary quorum shall be one or more persons holding or representing by proxy (whether or not such Holder actually exercises his voting rights in whole, in part or at all at the relevant general meeting) more than 50% of the total issued-voting rights of the relevant class of shares; and

52.2.	on a poll, each Holder of shares of the class shall have one vote in respect of every share of the class held by him.

53.	A Director shall be entitled, notwithstanding that he is not a member, to attend and speak at any general meeting and at any separate meeting of the Holders of any class of shares in the Company.

Notice of General Meetings

54.

54.1.	Subject to the provisions of the Acts allowing a general meeting to be called by shorter notice, an annual general meeting, and an extraordinary general meeting called for the passing of a Special Resolution, shall be called by not less than 21 Clear Days’ notice and all other extraordinary general meetings shall be called by not less than 14 Clear Days’ notice but no more than 60 Clear Days’ notice.

54.2.	Notice of every general meeting shall be given in any manner permitted by these articles to all Shareholders (other than those who, under the provisions of these articles or the terms of issue of the shares which they hold, are not entitled to receive such notice from the Company) and to each Director and to the Auditors.

54.3.	Any notice convening a general meeting shall specify the time and place of the meeting and, in the case of special business, the general nature of that business and, in reasonable prominence, that a member entitled to attend and vote is entitled to appoint a proxy to attend, speak and vote in his place and that a proxy need not be a member of the Company. It shall also give particulars of any Directors who are to retire at the meeting and of any persons who are recommended by the Directors for election or re-election as Directors at the meeting or in respect of whom notice has been duly given to the Company of the intention to propose them for election or re-election as Directors at the meeting. Provided that the latter requirement shall only apply where the intention to propose the person has been received by the Company in accordance with the provisions of these articles. Subject to any restrictions imposed on any shares, the notice of the meeting shall be given to all the Holders of any class of shares of the Company as of the record date set by the Directors other than shares which, under the terms of these articles or the terms of allotment of such shares, are not entitled to receive such notice from the Company, and to the Directors and the Company’s auditors.

54.4.	The Board may fix a future time not exceeding 60 days nor less than 10 days preceding any meeting of Shareholders as a record date for the determination of the Shareholders entitled to attend and vote at any such meeting or any adjournments thereof, and, in such case, only Shareholders of record at the time so fixed shall be entitled to notice of and to vote at such meetings or any adjournment thereof. Subject to section ~~121~~ 174 of the Act, the Board may close the Register against transfers of Shares during the whole or part of the period between the record date so fixed and the date of such meeting or the date to which such meeting is adjourned. If no record date is fixed, the record date for determining the Shareholders who are entitled to vote at a meeting of Shareholders shall be close of business on the date preceding the day on which notice is given.

54.5.	The accidental omission to give notice of a meeting to, or, in cases where instruments of proxy are sent out without the notice, the accidental omission to send such instrument of proxy to, or the non-receipt of notice of a meeting or instrument of proxy by, any person entitled to receive notice shall not invalidate the proceedings at the meeting.

54.6.	A Holder of shares present, either in person or by proxy, at any meeting of the Company or of the Holders of any class of shares in the Company shall be deemed to have received notice of the meeting and, where required, of the purposes for which it was called.

54.7.	Upon request in writing of Shareholders holding such number of shares as is prescribed by section ~~132~~ 178 of the Act, delivered to the Office, it shall be the duty of the Directors to convene a general meeting to be held within two months from the date of the deposit of the requisition in accordance with the section ~~132~~ 178 of the Act. If such notice is not given within two months after the delivery of such request, the requisitionists, or any one of them representing more than one half of the total voting rights of all of them, may themselves convene a meeting, but any meeting so convened shall not be held after the expiration of three months from the said date and any notice of such meeting shall be in compliance with these articles.

55.

55.1.	The Directors may postpone a general meeting of the members (other than a meeting requisitioned by a member in accordance with section ~~132~~ 178 of the Act or where the postponement of which would be contrary to the Acts or a court order pursuant to the Acts) after it has been convened, and notice of such postponement shall be served in accordance with article 54 upon all members entitled to notice of the meeting so postponed setting out, where the meeting is postponed to a specific date, notice of the new meeting in accordance with article 54.

55.2.	The Directors may cancel a general meeting of the members (other than a meeting requisitioned by a member in accordance with section ~~132~~ 178 of the Act or where the cancellation of which would be contrary to the Acts or a court order pursuant to the Acts) after it has been convened, and notice of such cancellation shall be served in accordance with article 54 upon all members entitled to notice of the meeting so cancelled.

Proceedings at General Meetings

56.	No business shall be transacted at any general meeting unless a quorum is present at the time when the meeting proceeds to business. Except as otherwise provided in these articles, a quorum shall be one or more persons holding or representing by proxy (whether or not such Holder actually exercises his voting rights in whole, in part or at all at the relevant general meeting) more than 50% of the total issued voting rights of the Company’s shares. Abstentions and broker non-votes will be counted as present for purposes of determining whether there is a quorum.

57.	If within five minutes from the time appointed for a general meeting (or such longer interval as the chairman of the meeting may think fit to allow) a quorum is not present, the meeting, if convened upon the requisition of members, shall be dissolved. In any other case it shall stand adjourned to such other day and such other time and place as the chairman of the meeting shall determine. The Company shall give not less than five days’ notice of any meeting adjourned through want of a quorum.

58.	All business shall be deemed special that is transacted at an extraordinary general meeting, and also all that is transacted at an annual general meeting, with the exception of declaring a dividend, the consideration of the ~~accounts, balance sheets~~ Company’s statutory financial statements and the ~~reports~~ report of the Directors and the report of the auditors on those statements, the review by the members of the Company’s affairs, the election of Directors, ~~the~~ subject to section 380 and sections 382 to 385 of the Act, the appointment or re-appointment of the ~~retiring~~ auditors and the fixing of the remuneration of the auditors.

59.

59.1	Unless determined by resolution of the Board in accordance with this article 59, no shareholder may participate in a meeting of shareholders by a conference telephone or by other similar communications equipment, and any shareholder attempting to so participate in any meeting of shareholders shall be deemed not to be present in person at such a meeting.

59.2	If determined by resolution of the Board, a meeting of the members or any class of Shareholder may be held by means of such telephone, electronic or other communication facilities (including, without limitation of the foregoing, by telephone or video conferencing) as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence at such meeting.

59.3	In accordance with article 59.2, the Board may make such arrangements as it considers appropriate to enable the members to participate in any general meeting by means of two-way, audio-visual electronic facilities, so as to permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

59.4	The Board may, and at any general meeting or meeting of a class of members, the chairman of such meeting may make any arrangement and impose any requirement as may be reasonable for the purpose of verifying the identity of members participating by way of electronic facilities, as described in article 59.3.

59.5	The Shareholders present by way of electronic facilities and entitled to vote shall be counted in the quorum for, and shall be entitled to vote at, the meeting in question if the chairman is satisfied that any requirement imposed pursuant to article 59.4 has been met.

60.	No business may be transacted at a meeting of members, other than business that is either proposed by or at the direction of the Directors; proposed at the direction of the High Court of Ireland; proposed at the direction of the Office of the Director of Corporate Enforcement of Ireland; proposed on the requisition in writing of such number of members as is prescribed by, and is made in accordance with, the relevant provisions of the Acts and, in respect of an annual general meeting only, these articles; or the chairman of the meeting determines in his absolute and sole discretion that the business may properly be regarded as within the scope of the meeting. For business or nominations to be properly brought by a member at any general meeting, the member proposing such business must be a Holder of record at the time of giving of the notice provided for in articles 54 and 55 and must be entitled to vote at such meeting and any proposed business must be a proper matter for member action.

61.

61.1.	Subject to the Acts, a resolution may only be put to a vote at a general meeting of the Company if:

a)	it is specified in the notice of the meeting; or

b)	it is otherwise properly brought before the meeting by the chairman of the meeting or by or at the direction of the Board; or

c)	it is proposed at the direction of a court of competent jurisdiction; or

d)	it is proposed with respect to an extraordinary general meeting in the requisition in writing for such meeting made by such number of Shareholders as is prescribed by (and such requisition in writing is made in accordance with) section ~~132~~ 178 of the Act; or

e)	in the case of an annual general meeting, it is proposed in accordance with article 70; or

f)	it is proposed in accordance with article 118; or

g)	the chairman of the meeting in his discretion decides that the resolution may properly be regarded as within the scope of the meeting.

62.	No amendment may be made to a resolution at or before the time when it is put to a vote unless the chairman of the meeting in his absolute discretion decides that the amendment or the amended resolution may properly be put to a vote at that meeting.

63.	If the chairman of the meeting rules a resolution or an amendment to a resolution admissible or out of order, as the case may be, the proceedings of the meeting or on the resolution in question shall not be invalidated by any error in his ruling. Any ruling by the chairman of the meeting in relation to a resolution or an amendment to a resolution shall be final and conclusive, subject to any subsequent order by a court of competent jurisdiction.

64.	The Chairman, if any, of the Board, shall preside as chairman at every meeting of the Company, or if there is no such Chairman, or if he is not present within fifteen minutes after the time appointed for the holding of the meeting or is unwilling to act, the Directors present shall elect one of their number to be chairman of the meeting.

65.	If at any meeting no Director is willing to act as chairman of the meeting or if no Director is present within fifteen minutes after the time appointed for holding the meeting, the members present shall choose one of their number to be chairman of the meeting.

66.

The chairman of the meeting may, with the consent of any meeting at which a quorum is present, and shall if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting is adjourned for 30 days or more, notice of the adjourned meeting shall be given as in the case of the original meeting. Save as aforesaid, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

67.	The Board may, and at any general meeting or meeting of a class of members, the chairman of such meeting may, make any arrangement and impose any requirement or restriction it or he considers appropriate to ensure the security of the meeting including, without limitation, requirements for evidence of identity to be produced by those attending the meeting, the searching of their personal property and the restriction of items that may be taken into the meeting place. The Board and, at any general meeting or meeting of a class of members, the chairman of such meeting, is entitled to refuse entry to a person who refuses to comply with any such arrangements, requirements or restrictions.

68.

68.1.	The Board, in advance of a shareholders’ meeting, may appoint one or more inspectors to act at the meeting or any adjournment thereof. If inspectors are not so appointed, the Chairman of such meeting may, and on request of a Shareholder entitled to vote thereat shall, appoint one or more inspectors. In case a person appointed fails to appear or act, the vacancy may be filled by appointment made by the Board in advance of the meeting or at the meeting by the Chairman of such meeting.

68.2.	The inspectors shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, or ballots, hear and determine challenges and questions arising in connection with the right to vote, count and tabulate votes, or ballots, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all shareholders. On request of the Chairman of the meeting or a shareholder entitled to vote thereat, the inspectors shall make and execute a written report to the Chairman of the meeting of any of the facts found by them and matters determined by them. The report is prima facie evidence of the facts stated and of the vote as certified by the inspectors.

69.	Subject to the rights of the holders of any series of preferred shares with respect to such series of preferred shares, any action required or permitted to be taken by the Shareholders in general meeting must be effected at a general meeting of Shareholders and may not be effected by any resolution in writing by such Shareholders.

Advance notice of member business and nominations for Annual General Meetings

70.	In addition to any other applicable requirements, for business or nominations to be properly brought before an annual general meeting by a member, such member must have given timely notice thereof in proper written form to the Secretary of the Company.

71.	To be timely for an annual general meeting, a member’s notice to the Secretary as to the business or nominations to be brought before the meeting must be delivered to or mailed and received at the Office not later than the 70th day nor earlier than the 90th day prior to the first anniversary of the preceding year’s annual general meeting ~~(and in the case of the Company’s first annual general meeting, references to the preceding year’s annual general meeting shall be to the annual meeting of Perrigo in that preceding year)~~; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the Shareholder to be timely must be so delivered not earlier than the 90th day prior to such annual general meeting and not later than the later of the 70th day prior to such annual general meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment or postponement of an annual general meeting commence a new time period (or extend any time period) for the giving of a member’s notice as described in articles 72 and 73.

72.	A member’s notice to the Secretary must set forth as to each matter such member proposes to bring before the meeting:

72.1.	a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and if such business includes a proposal to amend the articles of the Company, the text of the proposed amendment) and the reasons for conducting such business at the meeting;

72.2.	as to the member giving the notice:

a)	the name and address, as they appear in the Register, of such member and any Member Associated Person covered by clauses (b) and (d) below;

b)	(A) the class and number of shares of the Company which are held of record or are beneficially owned by the member and by any Member Associated Person with respect to the Company’s securities; (B) a description of any agreement, arrangement or understanding in connection with the proposal of such business between or among such member and any Member Associated Person, any of their respective affiliates or associates, and any others (including their names) acting as a “group” (as such term is used in Rule 13d-5(b) under the Exchange Act) with any of the foregoing; (C) a description of any agreement, arrangement or understanding (including, regardless of the form of settlement, any derivative, long or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned securities) that has been entered into, the effect or intent of which is to mitigate loss to, manage risk or benefit from share price changes for, or increase or decrease the voting power of, such member or such Member Associated Person, with respect to shares of the Company; (D) a representation that the member is a Holder of shares of the Company (either of record or beneficially) entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business; (E) a representation whether the member or the Member Associated Person, if any, intends or is part of a group which intends (x) to deliver a proxy statement and / or form of proxy to Holders of at least the percentage of the Company’s outstanding shares required to adopt the proposal and / or (y) otherwise to solicit proxies from members in support of such proposal. If requested by the Company, the information required under clauses (A), (B) and (C) of the preceding sentence shall be supplemented by such member and any Member Associated Person not later than ten days after the later of the record date for the meeting or the date notice of the record date is first publicly disclosed to disclose such information as of the record date;

c)	any other information relating to such shareholder and beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and

d)	any material interest of the member or any Member Associated Person in such business.

The chairman of the meeting shall have the power and duty to determine whether any business proposed to be brought before the meeting was made or proposed in accordance with the procedures set forth in this article, and if any proposed business is not in compliance with this article, to declare that such defective proposal shall be disregarded. The chairman of such meeting shall, if the facts reasonably warrant, refuse to acknowledge that a proposal that is not made in compliance with the procedure specified in this article, and any such proposal not properly brought before the meeting, be considered.

73.	A member’s notice to the Secretary must set forth as to each nomination such member proposes to bring before the meeting:

73.1.	as to each person whom the member proposes to nominate for election as a Director all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors in an election contest (including without limitation the information set out at article 73.1(c) below), or its otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as nominee and to serving as director if elected); and

a)	the name and address, as they appear in the Register, of such member and any Member Associated Person covered by clause (b) below; and

b)	(A) the class and number of shares of the Company which are held of record or are beneficially owned by the member and by any Member Associated Person with respect to the Company’s securities; (B) a description of any agreement, arrangement or understanding in connection with the nomination between or among such member and any Member Associated Person, any of their respective affiliates or associates, and any others (including their names) acting as a “group” (as such term is used in Rule 13d-5(b) under the Exchange Act) with any of the foregoing; (C) a description of any agreement, arrangement or understanding (including, regardless of the form of settlement, any derivative, long or short positions, profit interests, options, warrants, convertible securities, s tock appreciation or similar rights, hedging transactions, and borrowed or loaned securities) that has been entered into as of the date of the member’s notice by, or on behalf of, such member and any Member Associated Person, the effect or intent of which is to mitigate loss to, manage risk or benefit from share price changes for, or increase or decrease the voting power of, such member or such Member Associated Person, with respect to shares of the Company; (D) a representation that the member is a Holder of shares of the Company (either of record or beneficially) entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination; (E) a representation whether the member or the Member Associated Person, if any, intends or is part of a group which intends (x) to deliver a proxy statement and / or form of proxy to Holders of at least the percentage of the Company’s outstanding shares required to adopt the proposal and / or (y) otherwise to solicit proxies from members in support of such proposal. If requested by the Company, the information required under clauses (A), (B) and (C) of the preceding sentence shall be supplemented by such member and any Member Associated Person not later than ten days after the later of the record date for the meeting or the date notice of the record date is first publicly disclosed to disclose such information as of the record date; and

c)	in relation to the proposed nominee:

(i)	the name, age and business and residential address of such person;

(ii)	the principal occupation or employment of such person;

(iii)	the number of shares of the Company beneficially owned by such person;

(iv)	a statement that such person is willing to be named in the proxy statement as a nominee and to serve as a director if elected;

(v)	such other information regarding such person that would be required to be included under the proxy solicitation rules of the U.S. Securities and Exchange Commission had the Board of Directors of the Company nominated such nominee; and

(vi)	an undertaking to provide such other information as the Company may reasonably require to determine the eligibility of such person to serve as an independent director of the Company or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such person.

The Company may require any proposed nominee to furnish such other information as it may reasonably require, including the completion of any questionnaires to determine the eligibility of such proposed nominee to serve as a Director of the Company and the impact that such service would have on the ability of the Company to satisfy the requirements of laws, rules, regulations and listing standards applicable to the Company or its Directors.

The chairman of the meeting shall have the power and duty to determine whether a nomination to be brought before the meeting was made or proposed in accordance with the procedures set forth in this article, and if any proposed nomination is not in compliance with this article, to declare that such defective nomination shall be disregarded. The chairman of such meeting shall, if the facts reasonably warrant, refuse to acknowledge a nomination that is not made in compliance with the procedure specified in this article, and any such nomination not properly brought before the meeting shall not be considered.

Notwithstanding anything in article 71 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Company is increased and there is no public announcement by the Company naming all of the nominees for director or specifying the size of the increased Board of Directors at least 70 days prior to the first anniversary of the preceding year’s annual meeting, a shareholder’s notice required by this article 73 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the registered office of the Company not later than the close of business on the 10th day following the day on which such public announcement is first made by the Company.

74.	Notwithstanding the foregoing provisions of articles 72 and 73, unless otherwise required by law, if the member (or a qualified representative of the member) does not appear at the annual general meeting to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Company. For purposes of articles 72 and 73, to be considered a qualified representative of the member, a person must be a duly authorised officer, manager or partner of such member or must be authorised by a writing executed by such member or an electronic transmission delivered by such member to act for such member as proxy at the meeting of member and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the general meeting of members.

75.	In addition, if the member intends to solicit proxies from the members of the Company, such member shall notify the Company of this intent in accordance with Rule 14a-4 and / or Rule 14a-8 under the Exchange Act. Any references in these articles to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit any requirements applicable to member nominations or proposals as to any other business to be considered pursuant to these articles and compliance with these articles shall be the exclusive means for a member to make nominations or submit proposals for any other business to be considered at an annual general meeting (other than matters brought properly under and in compliance with Rule 14a-8 of the Exchange Act, or any successor rule). Nothing in these articles shall be deemed to affect any rights of members to request inclusion of proposals in the Company’s proxy statement pursuant to applicable rules and regulations under the Exchange Act.

Voting, proxies and corporate representatives

76.	Except where a greater majority is required by the Acts or these articles, any question, business or resolution proposed at any general meeting shall be decided by a simple majority of the votes cast.

77.	All resolutions put to the Shareholders will be decided on a poll.

78.	Votes may be cast on the poll either personally or by proxy.

79.	A Shareholder entitled to more than one vote on a poll need not use all his votes or cast all the votes he uses in the same way.

80.	The result of a poll shall, subject to any provisions of these articles or applicable law relating to approval thresholds, be deemed to be the resolution of the meeting.

81.	When there are joint Holders, the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint Holders; and for this purpose, seniority shall be determined by the order in which the names stand in the Register.

82.

A member of unsound mind, or in respect of whom an order has been made by any court having jurisdiction (whether in Ireland or elsewhere) in matters concerning mental disorder, may vote, by his committee, receiver, guardian or other person appointed by that court and any such committee, receiver, guardian or other person may vote by proxy. Evidence to the satisfaction of the Directors of the authority of the person claiming to exercise the right to vote shall be received at the Office or at such other address as is specified in accordance with these articles for the receipt of appointments of proxy, not less than 48 hours before the time appointed for holding the meeting or adjourned meeting at which the right to vote is to be exercised and in default the right to vote shall not be exercisable.

83.	No member shall be entitled to vote at any general meeting unless any calls or other sums immediately payable by him in respect of shares in the Company have been paid.

84.	No objection shall be raised to the qualification of any voter except at the meeting or adjourned meeting at which the vote objected to is given or tendered, and every vote not disallowed at such meeting shall be valid for all purposes. Any such objection made in due time shall be referred to the Chairman of the meeting, whose decision shall be final and conclusive.

85.	If:

85.1.	any objection shall be raised as to the qualification of any voter; or

85.2.	any votes have been counted which ought not to have been counted or which might have been rejected; or

85.3.	any votes are not counted which out to have been counted, the objection or error shall not vitiate the decision of the meeting or adjourned meeting on any resolution unless the same is raised or pointed out at the meeting or, as the case may be, the adjourned meeting at which the vote objected to is given or tendered or at which the error occurs. Any objection or error shall be referred to the chairman of the meeting and shall only vitiate the decision of the meeting on any resolution if the chairman decides that the same may have affected the decision of the meeting. The decision of the chairman on such matters shall be final and conclusive.

86.	Every member entitled to attend and vote at a general meeting may appoint a proxy to attend, speak and vote on his behalf and may appoint more than one proxy to attend, speak and vote at the same meeting. The appointment of a proxy shall be in any form which the Directors may approve and, if required by the Company, shall be signed by or on behalf of the appointor. In relation to written proxies, a body corporate may sign a form of proxy under its common seal or under the hand of a duly authorised officer thereof or in such other manner as the Directors may approve. A proxy need not be a member of the Company. The appointment of a proxy in electronic or other form shall only be effective in such manner as the Directors may approve.

87	Without limiting the foregoing the Directors may from time to time permit appointments of a proxy to be made by means of an electronic or internet communication or facility and may in a similar manner permit supplements to, or amendments or revocations of, any such electronic or internet communication or facility to be made. The Directors may in addition prescribe the method of determining the time at which any such electronic or internet communication or facility is to be treated as received by the Company. The Directors may treat any such electronic or Internet communication or facility which purports to be or is expressed to be sent on behalf of a Holder of a share as sufficient evidence of the authority of the person sending that instruction to send it on behalf of that Holder.

88	Proxies shall be delivered (including by electronic means) or directed to the attention of the Secretary of the Company before the meeting at which such proxies are intended to be voted or at such other place and time as may be specified for that purpose in or by way of note to the notice convening the meeting.

89	Any body corporate which is a member of the Company may authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of members of the Company and the person so authorised shall be entitled to exercise the same powers on behalf of the body corporate which he represents as that body corporate could exercise if it were an individual member of the Company. The Company may require evidence from the body corporate of the due authorisation of such person to act as the representative of the relevant body corporate.

90	An appointment of proxy relating to more than one meeting (including any adjournment thereof) having once been received by the Company for the purposes of any meeting shall not require to be delivered, deposited or received again by the Company for the purposes of any subsequent meeting to which it relates.

91	Receipt by the Company of an appointment of proxy in respect of a meeting shall not preclude a member from attending and voting at the meeting or at any adjournment thereof. An appointment proxy shall be valid, unless the contrary is stated therein, as well for any adjournment of the meeting as for the meeting to which it relates. A standing proxy shall be valid for all meetings and adjournments thereof or resolutions in writing, as the case may be, until notice of revocation is received by the Company. Where a standing proxy exists, its operation shall be deemed to have been suspended at any meeting or adjournment thereof at which the Holder is present or in respect to which the Holder has specially appointed a proxy. The Directors may from time to time require such evidence as it shall deem necessary as to the due execution and continuing validity of any standing proxy and the operation of any such standing proxy shall be deemed to be suspended until such time as the Directors determine that they have received the requested evidence or other evidence satisfactory to it.

92	A vote given in accordance with the terms of an appointment of proxy or a resolution authorising a representative to act on behalf of a body corporate shall be valid notwithstanding the death or insanity of the principal, or the revocation of the appointment of proxy or of the authority under which the proxy was appointed or of the resolution authorising the representative to act or transfer of the share in respect of which the proxy was appointed or the authorisation of the representative to act was given, provided that no intimation in writing (whether in electronic form or otherwise) of such death, insanity, revocation or transfer shall have been received by the Company at the Office, ~~at least one hour~~ before the commencement of the meeting or adjourned meeting at which the appointment of proxy is used or at which the representative acts ~~PROVIDED HOWEVER, that where such intimation is given in electronic form it shall have been received by the Company at least 24 hours (or such lesser time as the Directors may specify) before the commencement of the meeting~~.

93	The Directors may send, at the expense of the Company, by post, electronic mail or otherwise, to the members forms for the appointment of a proxy (with or without stamped envelopes for their return) for use at any general meeting or at any class meeting, either in blank or nominating any one or more of the Directors or any other persons in the alternative.

94	The instrument appointing a proxy shall be deemed to confer authority to demand or join in demanding a poll.

Directors

95	The number of Directors shall (subject to: (a) automatic increases to accommodate the exercise of the rights of Holders of any class or series of shares then in issue having special rights to nominate or appoint Directors in accordance with the terms of issue of such class or series of shares; and / or (b) any resolution passed in accordance with article 121) not be less than two nor more than eleven. The authorised number of directors (within such fixed maximum and fixed minimum numbers) shall be determined by the Board. The continuing Directors may act notwithstanding any vacancy in their body, provided that if the number of the Directors is reduced below the prescribed minimum the remaining Director or Directors shall appoint forthwith an additional Director or additional Directors to make up such minimum or shall convene a general meeting of the Company for the purpose of making such appointment.

96	Each Director shall be entitled to receive such fees for his services as a Director, if any, as the Board may from time to time determine. Each Director shall be paid all expenses properly and reasonably incurred by him in the conduct of the Company’s business or in the discharge of his duties as a Director, including his reasonable travelling, hotel and incidental expenses in attending and returning from meetings of the Board or any committee of the Board or general meetings. A Director is expressly permitted, for the purposes of section 228(1)(d) of the Act, to use the Company’s property subject to such conditions as may be approved by the Board or such conditions as may be approved pursuant to such authority as may be delegated by the Board in accordance with these articles.

97	The Board may from time to time determine that, subject to the requirements of the Acts, all or part of any fees or other remuneration payable to any Director of the Company shall be provided in the form of shares or other securities of the Company or any subsidiary of the Company, or options or rights to acquire such shares or other securities, on such terms as the Board may decide.

98	If any Director shall be called upon to perform extra services which in the opinion of the Directors are outside the scope of the ordinary duties of a Director, the Company may remunerate such Director either by a fixed sum or by a percentage of profits or otherwise as may be determined by a resolution passed at a meeting of the Directors and such remuneration may be either in addition to or in substitution for any other remuneration to which he may be entitled as a Director.

99	No shareholding qualification for Directors shall be required. A Director who is not a member of the Company shall nevertheless be entitled to attend and speak at general meetings.

100	Unless the Company otherwise directs, a Director of the Company may be or become a Director or other officer of, or otherwise interested in, any company promoted by the Company or in which the Company may be interested as Holder or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by him as a Director or officer of, or from his interest in, such other company.

Borrowing powers

101	Subject to ~~Part III of~~ the ~~1983 Act~~Acts, the Directors may exercise all the powers of the Company to borrow or raise money, and to mortgage or charge its undertaking, property, assets and uncalled capital or any part thereof and to issue debentures, debenture stock, guarantees and other securities whether outright or as collateral security for any debt, liability or obligation of the Company or of any third party, without any limitation as to amount.

Powers and duties of the Directors

102	Subject to the provisions of the Acts and these articles, the Board shall manage the business and affairs of the Company and may exercise all of the powers of the Company as are not required by the Acts or by these articles to be exercised by the Company in general meeting. No alteration of these articles shall invalidate any prior act of the Board which would have been valid if that alteration had not been made. The powers given by this article shall not be limited by any special power given to the Board by these articles and, except as otherwise expressly provided in these articles, a meeting of the Board at which a quorum is present shall be competent to exercise all of the powers, authorities and discretions vested in or exercisable by the Board.

103.1	~~103.1~~The Board may delegate any of its powers (with power to sub-delegate) to any committee consisting of one or more Directors. The Board may also delegate to any Director such of its powers as it considers desirable to be exercised by such Director. Any such delegation may be made subject to any conditions the Board may impose, and either collaterally with or to the exclusion of its own powers and may be revoked or altered. Subject to any such conditions, the proceedings of a committee of the Board shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

103.2	~~103.2~~The Board may by power of attorney or otherwise appoint any person to be the agent of the Company on such conditions as the Board may determine, provided that the delegation is not to the exclusion of its own powers and may be revoked by the Board at any time.

103.3

~~103.3~~The Directors may from time to time and at any time by power of attorney appoint any company, firm or person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under these articles) and for such period and subject to such conditions as they may think fit, and any such power of attorney may contain such provisions for the protection of persons dealing with any such attorney as the Directors may think fit, and may also authorise any such attorney to delegate all or any of the powers, authorities and discretions vested in him.

104	The Company may exercise the powers conferred by section ~~41~~ 44 of the Act with regard to having an official seal for use abroad and such powers shall be vested in the Directors.

105	A Director who is in any way, whether directly or indirectly, interested in a contract or proposed contract with the Company shall declare the nature of his interest at a meeting of the Directors in accordance with section ~~194~~ 231 of the Act.

106	A Director who to his knowledge is in any way, whether directly or indirectly, interested in a contract or proposed contract, transaction or arrangement with the Company and has complied with the Acts and these articles with regard to disclosure of his interest shall be entitled to vote in respect of any contract, transaction or arrangement in which he is so interested and if he shall do so his vote shall be counted, and he shall be taken into account in ascertaining whether a quorum is present, but the resolution with respect to the contract. transaction or arrangement will fail unless it is approved by a majority of the disinterested Directors voting on the resolution.

106.1	Where proposals are under consideration concerning the appointment (including fixing or varying the terms of appointment) of two or more Directors to offices or employments with the Company or any company in which the Company is interested, such proposals may be divided and considered in relation to each Director separately and in such case each of the Directors concerned shall be entitled to vote (and be counted in the quorum) in respect of each resolution except that concerning his own appointment.

106.2	For the purposes of this article, an interest of a person who is the spouse or a minor child of a Director shall be treated as an interest of the Director.

106.3	Nothing in section 228(1)(e) of the Act shall restrict a Director from entering into any commitment which has been approved by the Board or has been approved pursuant to such authority as may be delegated by the Board in accordance with these articles. It shall be the duty of each Director to obtain the prior approval of the Board, before entering into any commitment permitted by section 228(1)(e)(ii) and 228(2) of the Act.

106.4	~~106.3~~The Company by Ordinary Resolution may suspend or relax the provisions of this article to any extent or ratify any transaction not duly authorised by reason of a contravention of this article.

107	A Director may hold and be remunerated in respect of any other office or place of profit under the Company or any other company in which the Company may be interested (other than the office of auditor of the Company or any subsidiary thereof) in conjunction with his office of Director for such period and on such terms as to remuneration and otherwise as the Directors may determine, and no Director or intending Director shall be disqualified by his office from contracting or being interested, directly or indirectly, in any contract or arrangement with the Company or any such other company either with regard to his tenure of any such other office or place of profit or as vendor, purchaser or otherwise nor shall any Director so contracting or being so interested be liable to account to the Company for any profits and advantages accruing to him from any such contract or arrangement by reason of such Director holding that office or of the fiduciary relationship thereby established.

108	So long as, where it is necessary, a Director declares the nature of his interest at the first opportunity at a meeting of the Board or by writing to the Directors, a Director shall not by reason of his office be accountable to the Company for any benefit which he derives from any office or employment to which these articles allow him to be appointed or from any transaction or arrangement in which these articles allow him to be interested, and no such transaction or arrangement shall be liable to be avoided on the ground of any interest or benefit.

109	To the maximum extent permitted from time to time under the laws of Ireland, the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, business opportunities that are from time to time presented to its Directors, officers or members or the affiliates of the foregoing, other than those Directors, officers or members or affiliates who are employees of the Company. No amendment or repeal of this article shall apply to or have any effect on the liability or alleged liability of any such Director, officer or member or affiliate of the Company for or with respect to any opportunities of which such Director, officer or member or affiliate becomes aware prior to such amendment or repeal.

110	The Directors may exercise the voting powers conferred by shares of any other company held or owned by the Company in such manner in all respects as they think fit and in particular they may exercise their voting powers in favour of any resolution appointing the Directors or any of them as Directors or officers of such other company or providing for the payment of remuneration or pensions to the Directors or officers of such other company.

111	Any Director may act by himself or his firm in a professional capacity for the Company, and he or his firm shall be entitled to remuneration for professional services as if he were not a Director, but nothing herein contained shall authorise a Director or his firm to act as auditor for the Company.

112	All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for money paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, by such person or persons and in such manner as the Directors shall from time to time by resolution determine. No cheque, draft, bill of exchange, or note shall be signed in blank.

113	The Directors shall cause minutes to be made in books provided for the purpose:

113.1	of all appointments of officers made by the Directors;

113.2	of the names of the Directors present at each meeting of the Directors and of any committee of the Directors; and ~~113.3~~

113.3	~~113.2~~of all resolutions and proceedings at all meetings of the Company and of the Directors and of committees of Directors.

114	The Directors, on behalf of the Company, may procure the establishment and maintenance of or participate in, or contribute to any non-contributory or contributory pension or superannuation fund, scheme or arrangement or life assurance scheme or arrangement for the benefit of, and pay, provide for or procure the grant of donations, gratuities, pensions, allowances, benefits or emoluments to any persons (including Directors or other officers) who are or shall have been at any time in the employment or service of the Company or of any company which is or was a subsidiary of the Company or of the Predecessor in business of the Company or any such subsidiary or holding Company and the wives, widows, families, relatives or dependants of any such persons. The Directors may also procure the establishment and subsidy of or subscription to and support of any institutions, associations, clubs, funds or trusts calculated to be for the benefit of any such persons as aforesaid or otherwise to advance the interests and well being of the Company or of any such other Company as aforesaid, or its members, and payments for or towards the insurance of any such persons as aforesaid and subscriptions or guarantees of money for charitable or benevolent objects or for any exhibition or for any public, general or useful object. Any Director shall be entitled to retain any benefit received by him under this article, subject only, where the Acts require, to disclosure to the members and the approval of the Company in general meeting.

Disqualification of Directors

115	The office of a Director shall be vacated ipso facto if the Director:

115.1	is restricted or disqualified to act as a Director under the provisions of Part ~~VII~~ 14 of the ~~1990~~ Act; or

115.2	resigns his office by notice in writing to the Company or in writing offers to resign and the Directors resolve to accept such offer; or

115.3	is removed from office under article 122.

Appointment, rotation and removal of Directors

116	At each annual general meeting of the Company all the Directors shall retire from office and be re-eligible for re-election. In addition, should the Directors schedule an extraordinary general meeting, in its discretion, the Board may determine that all Directors retire from office and be re-eligible for re-election at any such extraordinary general meeting. A retiring Director shall be eligible to be nominated for re-election at an annual general meeting and any relevant extraordinary general meeting and will in any case retain office until the close of that meeting.

117	Upon the resignation or termination of office of any Director, if a new Director shall be appointed to the Board he will be designated to fill the vacancy arising.

118

118.1	No person shall be appointed a Director, unless nominated in accordance with the provisions of this article 118. Nominations of persons for appointment as Directors may be made:

a)	by the affirmative vote of two-thirds of the Board; or

b)	with respect to election at an annual general meeting, by any Shareholder who holds Ordinary Shares or other shares carrying the general right to vote at general meetings of the Company, who is a Shareholder at the time of the giving of the notice provided for in article 70 and at the time of the relevant annual general meeting, and who timely complies with the notice procedures set forth in this articles 71—73; or

c)	with respect to election at an extraordinary general meeting requisitioned in accordance with section ~~132~~ 178 of the Act, by a Shareholder or Shareholders who hold Ordinary Shares or other shares carrying the general right to vote at general meetings of the Company and who make such nomination in the written requisition of the extraordinary general meeting and in compliance with the other provisions of these articles and the Acts relating to nominations of Directors and the proper bringing of special business before an extraordinary general meeting; or

d)	by Holders of any class or series of shares in the Company then in issue having special rights to nominate or appoint Directors in accordance with the terms of issue of such class or series, but only to the extent provided in such terms of issue

(sub-clauses (b), (c) and (d) being the exclusive means for a Shareholder to make nominations of persons for election to the Board).

118.2	For nominations of persons for election as Directors at an extraordinary general meeting to be in proper written form, a Shareholder’s notice must comply with the requirements outlined in articles 72 and 73.

118.3	The determination of whether a nomination of a candidate for election as a Director of the Company has been timely and properly brought before such meeting in accordance with this article 118 will be made by the presiding officer of such meeting. If the presiding officer determines that any nomination has not been timely and properly brought before such meeting, he or she will so declare to the meeting and such defective nomination will be disregarded.

119

119.1	Subject to articles 95 and 118, and subject to the rights of any holders of any class or series of Shares then in issue having special rights to nominate or appoint Directors in accordance with the terms of issue of such class or series, Directors shall be appointed as follows:

(a)	by Shareholders by Ordinary Resolution at the annual general meeting in each year or at any extraordinary general meeting called for the purpose in accordance with the other provisions of these articles; or

(b)	by the Board in accordance with articles 123 and 134.

119.2	If at any meeting of Shareholders (or on a subsequent poll with respect to business on the agenda for such meeting), resolutions are passed in respect of the election or re-election (as the case may be) of Directors which would result in the maximum number of Directors fixed in accordance with these articles being exceeded, then those Director(s), in such number as exceeds such maximum fixed number, receiving at that meeting (or on a subsequent poll with respect to business on the agenda for such meeting) the lowest number of votes in favour of election or re-election (as the case may be) shall, notwithstanding the passing of any resolution in their favour, not be elected or re-elected (as the case may be) to the Board; provided, that this article shall not limit the rights of holders of any class or series of shares then in issue having special rights to nominate or appoint Directors in accordance with the terms of issue of such class or series; provided, further that nothing in this article 119 will require or result in the removal of a Director whose election or re-election to the Board was not voted on at such meeting.

120	If a Director stands for re-election, he shall be deemed to have been re-elected, unless at such meeting the Ordinary Resolution for the re-election of such Director has been defeated.

121	The Company may from time to time by Ordinary Resolution increase or reduce the maximum number of Directors.

122	The Company may, by Ordinary Resolution, of which ~~extended~~ notice has been given in accordance with section ~~142~~ 146 of the Act, remove any Director before the expiration of his period of office notwithstanding anything in these regulations or in any agreement between the Company and such Director. Such removal shall be without prejudice to any claim such Director may have for damages for breach of any contract of service between him and the Company.

123	The Directors may appoint a person who is willing to act to be a Director, either to fill a vacancy or as an additional Director, provided that the appointment does not cause the number of Directors to exceed any number fixed by or in accordance with these articles as the maximum number of Directors.

124	The Company may by Ordinary Resolution elect another person in place of a Director removed from office under article 122; and without prejudice to the powers of the Directors under article 123 the Company in general meeting may elect any person to be a Director either to fill a vacancy or an additional Director, subject to the maximum number of Directors set out in article 95.

Officers

125	The Board may elect a chairman of the Board and determine the period for which he is to hold office and may appoint any person (whether or not a Director) to fill the position of president (who may be the same person as the chairman of the Board). The chairman of the Board shall vacate that office if he vacates his office as a Director (otherwise than by the expiration of his term of office at a general meeting of the Company at which he is re-appointed).

126	The Board may from time to time appoint one or more of its body to hold any office or position with the Company for such period and on such terms as the Board may determine and may revoke or terminate any such appointment. Any such revocation or termination shall be without prejudice to any claim for damages that such Director may have against the Company or the Company may have against such Director for any breach of any contract of service between him and the Company that may be involved in such revocation or termination or otherwise. Any person so appointed shall receive such remuneration, if any (whether by way of salary, commission, participation in profits or otherwise), as the Board may determine.

127	In addition, the Board may appoint any person, whether or not he is a Director, to hold such executive or official position (except that of Auditor) as the Board may from time to time determine. The same person may hold more than one office or executive or official position.

128

Any person elected or appointed pursuant to articles 126 and 127 shall hold his office or other position for such period and on such terms as the Board may determine and the Board may revoke or vary any such election or appointment at any time by resolution of the Board. Any such revocation or variation shall be without prejudice to any claim for damages that such person may have against the Company or the Company may have against such person for any breach of any contract of service between him and the Company which may be involved in such revocation or variation. If any such office or other position becomes vacant for any reason, the vacancy may be filled by the Board.

129	Except as provided in the Acts or these articles, the powers and duties of any person elected or appointed to any office or executive or official position pursuant to articles 126 and 127 shall be such as are determined from time to time by the Board.

130	The use or inclusion of the word “officer” (or similar words) in the title of any executive or other position shall not be deemed to imply that the person holding such executive or other position is an “officer” of the Company within the meaning of the Acts.

131	The Secretary (including one or more deputy or assistant secretaries) shall be appointed by the Directors at such remuneration (if any) and upon such terms as it may think fit and any Secretary so appointed may be removed by the Directors.

131.1	It shall be the duty of the Secretary to make and keep records of the votes, doings and proceedings of all meetings of the members and Board of the Company, and of its committees, and to authenticate records of the Company.

131.2	A provision of the Acts or these articles requiring or authorising a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same person acting both as Director and as, or in place of, the Secretary.

Proceedings of Directors

132

132.1	The Directors may meet together for the dispatch of business, adjourn and otherwise regulate their meetings as they may think fit. The quorum necessary for the transaction of the business of the Directors shall be a majority of the Directors in office at the time when the meeting is convened. Questions arising at any meeting shall be decided by a majority vote of Directors present. Each director present and voting shall have one vote.

132.2	Any Director may participate in a meeting of the Directors by means of telephonic or other similar communication whereby all persons participating in the meeting can hear each other speak, and participation in a meeting in this manner shall be deemed to constitute presence in person at such meeting and any director may be situated in any part of the world for any such meeting.

132.3	A meeting of the Directors or any committee appointed by the Directors may be held by means of such telephone, electronic or other communication facilities (including, without limiting the foregoing, by telephone or by video conferencing) as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously and participation in such a meeting shall constitute presence in person at such meeting. Such a meeting shall be deemed to take place where the largest group of those Directors participating in the meeting is physically assembled, or, if there is no such group, where the chairman of the meeting then is.

133	The Chairman, as the case may be, or any two Directors, may, and the Secretary on the requisition of the Chairman, as the case may be, or any two Directors shall, at any time summon a meeting of the Directors.

134	The continuing Directors may act notwithstanding any vacancy in their number but, if and so long as their number is reduced below the number fixed by or pursuant to these articles as the necessary quorum of Directors, the continuing Directors or Director may act for the purpose of increasing the number of Directors to that number or of summoning a general meeting of the Company but for no other purpose.

135

The Board may from time to time designate committees of the Board, with such powers and duties as the Board may decide to confer on such committees, and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. Adequate provision shall be made for notice to members of all meetings of committees; a majority of the members shall constitute a quorum unless the committee shall consist of one or two members, in which event one member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of such committees.

136	A committee may elect a chairman of its meeting. If no such chairman is elected, or if at any meeting the chairman is not present within five minutes after the time appointed for holding the same, the members present may choose one of their number to be chairman of the meeting. In the absence or disqualification of a member of a committee, the remaining members thereof present at a meeting and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of such absent or disqualified member.

137	All acts done by any meeting of the Directors or of a committee of Directors or by any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any such Director or person acting as aforesaid, or that they or any of them were disqualified, he as valid as if every such person had been duly appointed and was qualified to be a Director.

138

138.1	~~138.1~~Subject to article 138.2 but notwithstanding anything in these articles or in the Acts which might be construed as providing to the contrary, notice of every meeting of the Directors shall be given to all Directors either by mail not less than 72 hours before the date of the meeting, or by delivering personally or by overnight mail or courier service, or by telegraphing the same at least one day, or by telephone, email, or any other electronic means on not less than 12 hours’ notice, or on such shorter notice as person or persons calling such meeting may deem necessary or appropriate and which is reasonable in the circumstances. Any director may waive any notice required to be given under these articles, and the attendance of a director at a meeting shall be deemed to be a waiver by such Director. Notice of the time, place, and purpose of any meeting of the Board of Directors, a committee thereof may be waived by telegram, radiogram, cablegram, facsimile transmission, electronic mail or other writing by those not present, and entitled to vote thereat, either before or after the holding thereof.

138.2	~~138.2~~The Board of Directors may in its discretion provide for regular meetings of the Board. Notice of regular meetings need not be given. A meeting may be held without notice, and any business may be transacted thereat, if every Director shall be present, or if those not present waive notice of the meeting in accordance with article 138.1. No notice of any adjourned quorate meeting need be given.

139	A resolution or other document in writing (in electronic form or otherwise) signed (whether by electronic signature, advanced electronic signature or otherwise as approved by the Directors) by all the Directors entitled to receive notice of a meeting of Directors or of a committee of Directors shall be as valid as if it had been passed at a meeting of Directors or (as the case may be) a committee of Directors duly convened and held and may consist of several documents in the like form each signed by one or more Directors, and such resolution or other document or documents when duly signed may be delivered or transmitted (unless the Directors shall otherwise determine either generally or in any specific case) by facsimile transmission, electronic mail or some other similar means of transmitting the contents of documents.

Rights plan

140	Subject to applicable law, the Board is hereby expressly authorised to adopt any shareholder rights plan or similar plan, agreement or arrangement pursuant to which, under circumstances provided therein, some or all Shareholders will have rights to acquire Shares or interests in Shares at a discounted price, not being less than the nominal value, upon such terms and conditions as the Board deems expedient and in the best interests of the Company.

The seal

141	The Company, in accordance with article 104, may have for use in any territory outside Ireland one or more additional Seals, each of which shall be a duplicate of the Seal with or without the addition on its face of the name of one or more territories, districts or places where it is to be used and a securities seal as provided for in ~~the Companies (Amendment) Act 1977~~section 1017 of the Act.

142	Any Authorised Person may affix the Seal of the Company over his signature alone to any document of the Company required to be authenticated or executed under Seal. Subject to the Acts, any instrument to which a Seal is affixed shall be signed by one or more Authorised Persons. As used in this article 142, “Authorised Person” means (i) any Director, the Secretary or any Assistant Secretary, and (ii) any other person authorised for such purpose by the Board from time to time (whether, in the case of this article 142, identified individually or collectively and whether identified by name, title, function or such other criteria as the Board may determine).

Dividends and reserves

143	The Company in general meeting may declare dividends, but no dividends shall exceed the amount recommended by the Directors.

144	The Directors may from time to time pay to the members such dividends as appear to the Directors to be justified by the profits of the Company.

145	No dividend shall be paid otherwise than in accordance with the provisions ~~of~~ Part ~~IV~~ of the ~~1983~~ Act.

146	The Directors may, before recommending any dividend, set aside out of the profits of the Company such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors, be applicable for any purpose to which the profits of the Company may be properly applied and pending such application may at the like discretion either be employed in the business of the Company or be invested in such investments as the Directors may lawfully determine. The Directors may also, without placing the same to reserve, carry forward any profits which they may think it prudent not to divide.

147	Subject to the rights of persons, if any, entitled to shares with special rights as to dividends, all dividends shall be declared and paid in proportion to the nominal value of the capital paid up or credited as paid up on the shares in respect whereof the dividend is paid, but no amount paid or credited as paid on a share in advance of calls shall be treated for the purposes of this article as paid on the share. All dividends shall be apportioned and paid proportionately to the nominal value of the capital paid up or credited as paid up on the shares during any portion or portions of the period in respect of which the dividend is paid; but if any share is issued on terms providing that it shall rank for dividend as from a particular date, such share shall rank for dividend accordingly.

148	The Directors may deduct from any dividend payable to any member all sums of money (if any) immediately payable by him to the Company on account of calls or otherwise in relation to the shares of the Company.

149	Any general meeting declaring a dividend or bonus and any resolution of the Directors declaring a dividend may direct payment of such dividend or bonus dividend wholly or partly by the distribution of specific assets and in particular of paid up shares, debentures or debenture stocks of any other company or in any one or more of such ways, and the Directors shall give effect to such resolution, and where any difficulty arises in regard to such distribution, the Directors may settle the same as they think expedient, and in particular may issue fractional certificates and fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any members upon the footing of the value so fixed, in order to adjust the rights of all the parties, and may vest any such specific assets in trustees as may seem expedient to the Directors.

150

(a)	The Directors may declare and pay dividends in any currency that the Directors in their discretion shall choose.

(b)	Any dividend or other moneys payable in respect of any share may be paid by cheque or warrant sent by post, at the risk of the person or persons entitled thereto, to the registered address of the Holder or, where there are joint Holders, to the registered address of that one of the joint Holders who is first named on the members Register or to such person and to such address as the Holder or joint Holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent and payment of the cheque or warrant shall be a good discharge to the Company. Any joint Holder or other person jointly entitled to a share as aforesaid may give receipts for any dividend or other moneys payable in respect of the share. Any such dividend or other distribution may also be paid by any other method (including payment in a currency other than US$, electronic funds transfer, direct debit, bank transfer or by means of a relevant system) which the Directors consider appropriate and any member who elects for such method of payment shall be deemed to have accepted all of the risks inherent therein. The debiting of the Company’s account in respect of the relevant amount shall be evidence of good discharge of the Company’s obligations in respect of any payment made by any such methods.

151	No dividend shall bear interest against the Company.

152	If the Directors so resolve, any dividend which has remained unclaimed for six years from the date of its declaration shall be forfeited and cease to remain owing by the Company. The payment by the Directors of any unclaimed dividend or other moneys payable in respect of a share into a separate account shall not constitute the Company a trustee in respect thereof.

~~Accounts~~

Accounting Records

153

153.1	The Directors shall in accordance with Chapter 2 of Part 6 of the Act, cause to be kept ~~proper books of account~~adequate accounting records, whether in the form of documents, electronic form or otherwise, that:

a)	correctly record and explain the transactions of the Company;

b)	will at any time enable the financial position of the Company to be determined with reasonable accuracy;

c)	will enable the Directors to ensure that any ~~balance sheet, profit and loss account or income and expenditure account~~ financial statements of the Company complies with the requirements of the Acts; and

d)	will enable the accounts of the Company to be readily and properly audited.

~~Books of account shall be kept on a continuous and consistent basis and entries therein shall be made in a timely manner and be consistent from year to year. Proper books of account shall not be deemed to be kept if there are not kept such books of account as are necessary to give a true and fair view of the state of the Company’s affairs and to explain its transactions.~~

~~The Company may send by post, electronic mail or any other means of electronic communication a summary financial statement to its members or persons nominated by any member. The Company may meet, but shall be under no obligation to meet, any request from any of its members to be sent additional copies of its full report and accounts or summary financial statement or other communications with its members.~~

Adequate accounting records shall be deemed to have been maintained if they comply with the provisions of Chapter 2 of Part 6 of the Act and explain the Company’s transactions and facilitate the preparation of financial statements that give a true and fair view of the assets, liabilities, financial position and profit or loss of the Company and, if relevant, the group and include any information and returns referred to in section 283(2) of the Act.

153.2	~~The books of account~~ The accounting records shall be kept at the Office or, subject to the provisions of the Acts, at such other place as the Directors think fit and shall be open at all reasonable times to the inspection of the Directors.

153.3	In accordance with the provisions of the Acts, the Directors shall cause to be prepared and to be laid before the annual general meeting of the Company from time to time such ~~profit and loss accounts, balance sheets, group accounts~~ statutory financial statements of the Company and reports as are required by the Acts to be prepared and laid before such meeting.

153.4	A copy of ~~every balance sheet~~ the statutory financial statements of the Company (including every document required by law to be annexed thereto) which is to be laid before the annual general meeting of the Company together with a copy of the Directors’ report and Auditors’ report shall be sent by post, electronic mail or any other means of communication (electronic or otherwise), not less than 21 Clear Days before the date of the annual general meeting, to every person entitled under the provisions of the Acts to receive them; provided that in the case of those documents sent by electronic mail or any other means of electronic communication, such documents shall be sent with the consent of the recipient, to the address of the recipient notified to the Company by the recipient for such purposes.

153.5	As an alternative to sending statutory financial statements to the members, the Company may send summary financial statements prepared in accordance with section 1119 of the Act to its members provided however that where the Directors elect to send summary financial statements to the members, any member may request that he be sent a copy of the statutory financial statements of the Company.

153.6	The Company may meet, but shall be under no obligation to meet, any request from any of its members to be sent additional copies of its full report and financial statements or summary financial statement or other communications with its members.

Capitalisation of profits

154	The Directors may resolve to capitalise any part of the amount for the time being standing to the credit of any of the Company’s reserve accounts (including any capital redemption reserve fund, share premium account or any undenominated share capital) or to the credit of the profit and loss account which is not available for distribution by applying such sum in paying up in full unissued shares to be allotted as fully paid bonus shares to those members of the Company who would have been entitled to that sum if it were distributable and had been distributed by way of dividend (and in the same proportions). In pursuance of any such resolution under this article 154, the Directors shall make all appropriations and applications of the undivided profits resolved to be capitalised thereby and all allotments and issues of fully paid shares or debentures, if any, and generally shall do all acts and things required to give effect thereto with full power to the Directors to make such provisions as they shall think fit for the case of shares or debentures becoming distributable in fractions (and, in particular, without prejudice to the generality of the foregoing, either to disregard such fractions or to sell the shares or debentures represented by such fractions and distribute the net proceeds of such sale to and for the benefit of the Company or to and for the benefit of the members otherwise entitled to such fractions in due proportions) and to authorise any person to enter on behalf of all the members concerned into an agreement with the Company providing for the allotment to them respectively, credited as fully paid up, of any further shares or debentures to which they may become entitled on such capitalisation or, as the case may require, for the payment up by the application thereto of their respective proportions of the profits resolved to be capitalised of the amounts remaining unpaid on their existing shares and any agreement made under such authority shall be binding on all such members.

Amendment of articles

155	Subject to the provisions of the Acts, the Company may by Special Resolution alter or add to its articles.

Audit

156	Auditors shall be appointed and their duties regulated in accordance with ~~sections 160 to 163 of the Act or any statutory amendment thereof~~the Acts.

Merger mechanism

157	Pursuant to the terms of the Merger, at the time the Merger becomes effective (the “Merger Effective Time”), MergerSub shall deposit with the exchange agent (the “Exchange Agent”) certificates or, at the Company’s option, evidence of shares in book entry form, representing all of the ordinary shares of €0.001 each in the capital of the Company (the “Company Shares”) in issue immediately prior to the Merger Effective Time (other than the Company Subscriber Shares and the Scheme Shares) and an amount equal to the aggregate cash amount payable to the holders of Perrigo Company common stock being $0.01 per share. All certificates or evidence of shares in book entry form representing the Company Shares deposited with the Exchange Agent pursuant to the preceding sentence shall hereinafter be referred to as the “Perrigo Exchange Fund”. As soon as reasonably practicable after the Merger Effective Time and in any event within four business days after the Merger Effective Time, the Company shall cause the Exchange Agent to mail to each Holder of record of a certificate or certificates, which immediately prior to the Merger Effective Time represented outstanding Perrigo Shares (the “ Perrigo Certificates”); and to each Holder of record of non-certificated outstanding Perrigo Shares represented by book entry (the “ Perrigo Book Entry Shares”), which at the Merger Effective Time were converted into the right to receive, for each such Perrigo Share, one Company Share (the “Merger Consideration”):

157.1	a letter of transmittal which shall specify that delivery shall be effected, and that risk of loss and title to the Perrigo Certificates shall pass, only upon delivery of the Perrigo Certificates to the Exchange Agent or, in the case of the Perrigo Book Entry Shares, upon adherence to the procedures set forth in the letter of transmittal, and

157.2	instructions for use in effecting the surrender of the Perrigo Certificates and the Perrigo Book Entry Shares (as applicable), in exchange for payment and issuance of the Merger Consideration therefor.

158	Upon surrender of Perrigo Certificates and / or Perrigo Book Entry Shares (as applicable) for cancellation to the Exchange Agent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may reasonably be required by the Exchange Agent, the Holder of such Perrigo Certificates or Perrigo Book Entry Shares (as applicable) shall be entitled to receive in exchange therefore (i) that number of Company Shares into which such Holder’s Perrigo shares represented by such Holder’s properly surrendered Perrigo Certificates or Perrigo Book Entry Shares (as applicable) were converted pursuant to the Merger, and (ii) a cheque in an amount of US dollars equal to any cash dividends or other distributions that such Holder has a right to receive and the amount of any cash payable in lieu of any fractions of shares in the Company that such Holder has the right to receive pursuant to the Merger and the amount of any cash payable in accordance with the Merger as referred to in article 157.

159

In the event of transfers of ownership of shares of Perrigo common stock which are not registered in the transfer records of Perrigo, the proper number of Company Shares may be transferred to a person other than the person in whose name the Perrigo Certificate or the Perrigo Book Entry Shares (as applicable) so surrendered is registered, if such Perrigo Certificate or the Perrigo Book Entry Shares (as applicable) shall be properly endorsed or otherwise be in proper form for transfer and the person requesting such transfer shall pay any transfer or other taxes required by reason of the transfer of Company Shares to a person other than the registered Holder of such Perrigo Certificate or Perrigo Book Entry Shares (as applicable) or establish to the reasonable satisfaction of the Exchange Agent that such tax has been paid or is not applicable. Any portion of the Perrigo Exchange Fund which has not been transferred to the Holders of the Perrigo Certificates or the Perrigo Book Entry Shares (as applicable) as of the one year anniversary of the Merger Effective Time, shall be delivered to the Company or its designee, upon demand, and the Company Shares included therein shall be sold at the best price reasonably obtainable at that time. Any Holder of Perrigo Certificates or Perrigo Book Entry Shares (as applicable) who has not complied with the applicable exchange procedures or duly completed and validly executed the applicable documents necessary to receive the Merger Consideration, prior to the one year anniversary of the Merger Effective Time shall thereafter look only to the Company for payment of such Holder’s claim for the Merger Consideration (subject to abandoned property, escheat or other similar applicable laws), such claim only being a claim for cash equal to the amount of monies received by the Company for sale of the Company Shares to which such Holder had been entitled pursuant to the Merger.

Notices

160	Any notice to be given, served, sent or delivered pursuant to these articles shall be in writing (whether in electronic form or otherwise).

161

161.1	A notice or document to be given, served, sent or delivered in pursuance of these articles may be given to, served on or delivered to any member by the Company:

a)	by handing same to him or his authorised agent;

b)	by leaving the same at his registered address;

c)	by sending the same by the post in a pre-paid cover addressed to him at his registered address;

d)	by sending the same by courier in a pre-paid cover addressed to him at his registered address; or

e)	by sending, with the consent of the member, the same by means of electronic mail or facsimile or other means of electronic communication approved by the Directors, with the consent of the member, to the address of the member notified to the Company by the member for such purpose (or if not so notified, then to the address of the member last known to the Company).

161.2	For the purposes of these articles and the Act, a document , including the Company’s financial statements and the directors’ and auditor’s reports thereon, shall be deemed to have been sent to a member if a notice is given, served, sent or delivered to the member and the notice specifies the website or hotlink or other electronic link at or through which the member may obtain a copy of the relevant document.

161.3	Where a notice or document is given, served or delivered pursuant to article 161.1(b) of this article, the giving, service or delivery thereof shall be deemed to have been effected at the time the same was handed to the member or his authorised agent, or left at his registered address (as the case may be).

161.4	Where a notice or document is given, served or delivered pursuant to article 161.1(c), the giving, service or delivery thereof shall be deemed to have been effected at the expiration of 48 hours after the cover containing it was posted. Where a notice or document is given, served or delivered pursuant to article 161.1(d) the giving, service or delivery thereof shall be deemed to have been effected at the expiration of 24 hours after the cover containing it was posted. In proving service or delivery it shall be sufficient to prove that such cover was properly addressed, stamped and posted.

161.5	Where a notice or document is given, served or delivered pursuant to article 161.1(e), the giving, service or delivery thereof shall be deemed to have been effected at the expiration of 12 hours after dispatch.

161.6

Every legal personal representative, committee, receiver, curator bonis or other legal curator, assignee in bankruptcy, examiner or liquidator of a member shall be bound by a notice given as aforesaid if sent to the last registered address of such member, or, in the event of notice given or delivered pursuant to article 161.1(e) of this article, if sent to the address notified by the Company by the member for such purpose notwithstanding that the Company may have notice of the death, lunacy, bankruptcy, liquidation or disability of such member.

161.7	Notwithstanding anything contained in this article the Company shall not be obliged to take account of or make any investigations as to the existence of any suspension or curtailment of postal services within or in relation to all or any part of any jurisdiction or other area other than Ireland.

161.8	Any requirement in these articles for the consent of a member in regard to the receipt by such member of electronic mail or other means of electronic communications approved by the Directors , ~~including the receipt of the Company’s audited accounts and the directors’ and auditor’s reports thereon~~, shall be deemed to have been satisfied where the Company has written to the member informing him/her of its intention to use electronic communications for such purposes and the member has not, within four weeks of the issue of such notice, served an objection in writing on the Company to such proposal. Where a member has given, or is deemed to have given, his/her consent to the receipt by such member of electronic mail or other means of electronic communications approved by the Directors, he/she may revoke such consent at any time by requesting the Company to communicate with him/her in documented form PROVIDED HOWEVER that such revocation shall not take effect until five days after written notice of the revocation is received by the Company.

161.9	Without prejudice to the provisions of articles 161.1(a) and 161.1(b), if at any time by reason of the suspension or curtailment of postal services in any territory, the Company is unable effectively to convene a general meeting by notices sent through the post, a general meeting may be convened by a public announcement and such notice shall be deemed to have been duly served on all members entitled thereto at noon on the day on which the said public announcement is made. In any such case the Company shall put a full copy of the notice of the general meeting on its website.

161.10	Notice of the time, place, and purpose of any meeting of shareholders may be waived by telegram, radiogram, cablegram, facsimile transmission, electronic mail or other writing by those not present, and entitled to vote thereat, either before or after the holding thereof.

162	A notice may be given by the Company to the joint Holders of a share by giving the notice to the joint Holder whose name stands first in the Register in respect of the share and notice so given shall be sufficient notice to all the joint Holders.

163

163.1	Every person who becomes entitled to a share shall before his name is entered in the Register in respect of the share, be bound by any notice in respect of that share which has been duly given to a person from whom he derives his title.

163.2	A notice may be given by the Company to the persons entitled to a share in consequence of the death or bankruptcy of a member by sending or delivering it, in any manner authorised by these articles for the giving of notice to a member, addressed to them at the address, if any, supplied by them for that purpose. Until such an address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy had not occurred.

164	The signature (whether electronic signature, an advanced electronic signature or otherwise) to any notice to be given by the Company may be written (in electronic form or otherwise) or printed.

Winding up

165

If the Company shall be wound up and the assets available for distribution among the members as such shall be insufficient to repay the whole of the paid up or credited as paid up share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the members in proportion to the nominal value of the capital paid up or credited as paid up at the commencement of the winding up on the shares held by them respectively. And if in a winding up the assets available for distribution among the members shall be more than sufficient to repay the whole of the share capital paid up or credited as paid up at the commencement of the winding up, the excess shall be distributed among the members in proportion to the nominal value of the capital at the commencement of the winding up paid up or credited as paid up on the said shares held by them respectively. Provided that this article shall not affect the rights of the Holders of shares issued upon special terms and conditions.

166

166.1	In case of a sale by the liquidator under section ~~260~~ 601 of the Act, the liquidator may by the contract of sale agree so as to bind all the members for the allotment to the members directly of the proceeds of sale in proportion to their respective interests in the Company and may further by the contract limit a time at the expiration of which obligations or shares not accepted or required to be sold shall be deemed to have been irrevocably refused and be at the disposal of the Company, but so that nothing herein contained shall be taken to diminish, prejudice or affect the rights of dissenting members conferred by the said section.

166.2	The power of sale of the liquidator shall include a power to sell wholly or partially for debentures, debenture stock, or other obligations of another company, either then already constituted or about to be constituted for the purpose of carrying out the sale.

166.3	If the Company is wound up, the liquidator, with the sanction of a Special Resolution and any other sanction required by the Acts, may divide among the members in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not), and, for such purpose, may value any assets and determine how the division shall be carried out as between the members or different classes of members. The liquidator, with the like sanction, may vest the whole or any part of such assets in trustees upon such trusts for the benefit of the contributories as, with the like sanction, he determines, but so that no member shall be compelled to accept any assets upon which there is a liability.

Limitation on liability

167	To the maximum extent permitted by law, no Director or officer of the Company shall be personally liable to the Company or its Shareholders for monetary damages for his or her acts or omissions save where such acts or omissions involve negligence, default, breach of duty or breach of trust.

Indemnity

168

168.1	Subject to the provisions of and so far as may be admitted by the Acts, every Director and the Secretary of the Company shall be entitled to be indemnified by the Company against all costs, charges, losses, expenses and liabilities incurred by him in the execution and discharge of his duties or in relation thereto including any liability incurred by him in defending any proceedings, civil or criminal, which relate to anything done or omitted or alleged to have been done or omitted by him as an officer or employee of the Company and in which judgment is given in his favour (or the proceedings are otherwise disposed of without any finding or admission of any material breach of duty on his part) or in which he is acquitted or in connection with any application under any statute for relief from liability in respect of any such act or omission in which relief is granted to him by the Court.

168.2	The Directors shall have power to purchase and maintain for any Director, the Secretary or other employees of the Company insurance against any such liability as referred to in section ~~200~~ 235 of the Act.

168.3

As far as is permissible under the Acts, the Company shall indemnify any current or former executive officer of the Company (excluding any present or former Directors of the Company or Secretary of the

Company), or any person who is serving or has served at the request of the Company as a director or executive officer of another company, joint venture, trust or other enterprise, including any Company subsidiary (each individually, a “Covered Person”), against any expenses, including attorney’s fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, to which he or she was, is, or is threatened to be made a party, or is otherwise involved (a “proceeding”), by reason of the fact that he or she is or was a Covered Person; provided, however, that this provision shall not indemnify any Covered Person against any liability arising out of (a) any fraud or dishonesty in the performance of such Covered Person’s duty to the Company, or (b) such Covered Party’s conscious, intentional or wilful breach of the obligation to act honestly and in good faith with a view to the best interests of the Company. Notwithstanding the preceding sentence, this section shall not extend to any matter which would render it void pursuant to the Acts or to any person holding the office of auditor in relation to the Company.

168.4	In the case of any threatened, pending or completed action, suit or proceeding by or in the name of the Company, the Company shall indemnify each Covered Person against expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defence or the settlement thereof, except no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for fraud or dishonesty in the performance of his or her duty to the Company, or for conscious, intentional or wilful breach of his or her obligation to act honestly and in good faith with a view to the best interests of the Company, unless and only to the extent that the High Court of Ireland or the court in which such action or suit was brought shall determine upon application that despite the adjudication of liability, but in view of all the circumstances of the case, such Covered Person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper. Notwithstanding the preceding sentence, this section shall not extend to any matter which would render it void pursuant to the Acts or to any person holding the office of auditor in relation to the Company.

168.5	Any indemnification under this article (unless ordered by a court) shall be made by the Company only as authorised in the specific case upon a determination that indemnification of the Covered Person is proper in the circumstances because such person has met the applicable standard of conduct set forth in this article. Such determination shall be made by the Board. To the extent, however, that any Covered Person has been successful on the merits or otherwise in defence of any proceeding, or in defence of any claim, issue or matter therein, such Covered Person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without necessity of authorisation in the specific case.

168.6	As far as permissible under the Acts, expenses, including attorneys’ fees, incurred in defending any proceeding for which indemnification is permitted pursuant to this article shall be paid by the Company in advance of the final disposition of such proceeding upon receipt by the Board of an undertaking by the particular indemnitee to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Company pursuant to these articles.

168.7

It being the policy of the Company that indemnification of the persons specified in this article shall be made to the fullest extent permitted by law, the indemnification provided by this article shall not be deemed exclusive (i) of any other rights to which those seeking indemnification or advancement of expenses may be entitled under these articles, any agreement, any insurance purchased by the Company, vote of members or disinterested directors, or pursuant to the direction (however embodied) of any court of competent jurisdiction, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, or (ii) of the power of the Company to indemnify any person who is or was an employee or agent of the Company or of another company, joint venture, trust or other enterprise which he or she is serving or has served at the request of the Company, to the same extent and in the same situations and subject to the same determinations as are hereinabove set forth. As used in this article, references to the “Company” include all constituent companies in a consolidation or merger in which the Company or a predecessor to the Company by consolidation or merger was involved. The indemnification provided by this article shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of their heirs, executors, and administrators.

Untraced Holders

169	~~169~~

169.1	The Company shall be entitled to sell at the best price reasonably obtainable any share of a member or any share to which a person is entitled by transmission if and provided that:

a)	for a period of six years (not less than three dividends having been declared and paid) no cheque or warrant sent by the Company through the post in a prepaid letter addressed to the member or to the person entitled by transmission to the share or stock at his address on the Register or other the last known address given by the member or the person entitled by transmission ~~t o~~ to which cheques and warrants are to be sent has been cashed and no communication has been received by the Company from the member or the person entitled by transmission; and

b)	at the expiration of the said period of six years the Company has given notice by advertisement in a leading Dublin newspaper and a newspaper circulating in the area in which the address referred to in article 169.1(a) is located of its intention to sell such share or stock;

c)	the Company has not during the further period of three months after the date of the advertisement and prior to the exercise of the power of sale received any communication from the member or person entitled by transmission; and

d)	if so required by the rules of any securities exchange upon which the shares in question are listed, notice has been given to that exchange of the Company’s intention to make such sale.

169.2	To the extent necessary in order to comply with any laws or regulations to which the Company is subject in relation to escheatment, abandonment of property or other similar or analogous laws or regulations (“Applicable Escheatment Laws”), the Company may deal with any share of any member and any unclaimed cash payments relating to such share in any manner which it sees fit, including (but not limited to) transferring or selling such share and transferring to third parties any unclaimed cash payments relating to such share.

169.3	The Company may only exercise the powers granted to it in this article 169 in circumstances where it has complied with, or procured compliance with, the required procedures (as set out in Applicable Escheatment Laws) with respect to attempting to identify and locate the relevant member of the Company.

169.4	If during any six year period referred to in article 169.1, further shares have been issued in right of those held at the beginning of such period or of any previously issued during such period and all the other requirements of this article (other than the requirement that they be in issue for six years) have been satisfied in regard to the further shares, the Company may also sell the further shares.

169.5	To give effect to any such sale the Company may appoint any person to execute as transferor an instrument of transfer of such share and such instrument of transfer shall be as effective as if it had been executed by the registered Holder of or person entitled by transmission to such share.

169.6	The Company shall account to the member or other person entitled to such share for the net proceeds of such sale by carrying all moneys in respect thereof to a separate account which shall be a permanent debt of the Company and the Company shall be deemed to be a debtor and not a trustee in respect thereof for such member or other person. Monies carried to such separate account may either be employed in the business of the Company or invested in such investments (other than shares of the Company or its holding company if any) as the Directors may from time to time think fit.

Destruction of documents

170	The Company may destroy:

170.1	any dividend mandate or any variation or cancellation thereof or any notification of change of name or address, at any time after the expiry of two years from the date such mandate variation, cancellation or notification was recorded by the Company;

170.2	any instrument of transfer of shares which has been registered, at any time after the expiry of six years from the date of registration;

170.3	all share certificates which have been cancelled at any time after the expiration of one year from the date of cancellation thereof;

170.4	all paid dividend warrants and cheques at any time after the expiration of one year from the date of actual payment thereof;

170.5	all instruments of proxy which have been used for the purpose of a poll at any time after the expiration of one year from the date of such use;

170.6	all instruments of proxy which have not been used for the purpose of a poll at any time after one month from the end of the meeting to which the instrument of proxy relates and at which no poll was demanded; and

170.7	any other document on the basis of which any entry in the Register was made, at any time after the expiry of six years from the date an entry in the Register was first made in respect of it,

and it shall be presumed conclusively in favour of the Company that every share certificate (if any) so destroyed was a valid certificate duly and properly sealed and that every instrument of transfer so destroyed was a valid and effective instrument duly and properly registered and that every other document destroyed hereunder was a valid and effective document in accordance with the recorded particulars thereof in the books or records of the Company provided always that:

a)	the foregoing provisions of this article shall apply only to the destruction of a document in good faith and without express notice to the Company that the preservation of such document was relevant to a claim;

b)	nothing contained in this article shall be construed as imposing upon the Company any liability in respect of the destruction of any such document earlier than as aforesaid or in any case where the conditions of proviso (a) are not fulfilled; and

c)	references in this article to the destruction of any document include references to its disposal in any manner.

We, the several persons whose names, addresses and descriptions are subscribed, wish to be formed into a company in pursuance of this memorandum of association, and we agree to take the number of shares in the capital of the company set opposite our respective names.

Name, address and description of subscriber	Number of shares taken by each subscriber
Sandra O’Neill Greyfort House Sea Road Kilcoole Co. Wicklow Company Director	Fifty (50)

Anne O’Neill Mount Vernon New Road Greystones Co. Wicklow Company Director	Fifty (50)
No. of Shares Taken	One Hundred (100)

Dated the 2nd day of May 2013

Witness to the above signature:

Mark O’Neill

26 Hollypark Avenue

Blackrock

Co. Dublin

PROXY
PERRIGO COMPANY PLC

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE

ANNUAL GENERAL MEETING OF SHAREHOLDERS ON NOVEMBER 4, 2015.

The undersigned, revoking any proxy or voting instructions previously given, hereby appoints Judy L. Brown and Todd W. Kingma, and each of them, as attorneys and proxies with full power of substitution and hereby authorizes them to represent and vote as indicated on the reverse side of this card, with all powers which the undersigned would possess if personally present, all the ordinary shares of Perrigo Company plc held of record by the undersigned on September 8, 2015 at the Annual General Meeting of Shareholders to be held on November 4, 2015 or any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” each director nominee named in Proposal 1 and “FOR” Proposals 2 through 7.

If you vote by Internet or telephone, please do not send your proxy by mail.

IMPORTANT - THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

▲       PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE       ▲

Important Notice Regarding the Availability of Proxy Materials for the

Annual General Meeting of Shareholders to be held November 4, 2015.

The Proxy Materials are available for review at:

http://www.viewproxy.com/perrigo/2015

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH DIRECTOR NOMINEE NAMED IN PROPOSAL 1 AND “FOR” PROPOSALS 2 THROUGH 7.

1. Election of Directors to hold office until the 2016 Annual General Meeting of Shareholders:	FOR	AGAINST	ABSTAIN
01 Laurie Brlas	☐	☐	☐
02 Gary M. Cohen	☐	☐	☐
03 Marc Coucke	☐	☐	☐
04 Jacqualyn A. Fouse	☐	☐	☐
05 Ellen R. Hoffing	☐	☐	☐
06 Michael J. Jandernoa	☐	☐	☐
07 Gerard K. Kunkle, Jr.	☐	☐	☐
08 Herman Morris, Jr.	☐	☐	☐
09 Donal O’Connor	☐	☐	☐
10 Joseph C. Papa	☐	☐	☐
11 Shlomo Yanai	☐	☐	☐

(Except nominee(s) written above.)

2.	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the period ending December 31, 2015, and authorize the Board of Directors, acting through the Audit Committee, to fix the remuneration of the auditors:	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	An advisory vote to approve the Company’s executive compensation:	☐	☐	☐

4.	Authorize Perrigo Company plc and/or any subsidiary of Perrigo Company plc to make market purchases of Perrigo Company plc’s ordinary shares:	☐	☐	☐

5.	Determine the reissue price range for Perrigo Company plc treasury shares:	☐	☐	☐

6.	Approve amendments to the Memorandum of Association of the Company:	☐	☐	☐

7.	Adopt revised Articles of Association of the Company:	☐	☐	☐

8.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

This section must be completed for your vote to be counted. Please date and sign below

Dated:	,	2015

Signature

Name (printed)

Title

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

CONTROL NUMBER

▲      PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE      ▲

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

A proxy submitted by a shareholder of record by mail must be received by

November 3, 2015 at 10:00 AM Irish Standard Time.

For participants of the Company’s 401K Plan, Internet and telephone voting is available through

October 29, 2015 at 11:59 PM Eastern Daylight Time.

For all other holders, Internet and telephone voting is available through

November 2, 2015 at 11:59 PM Eastern Standard Time.

INTERNET	TELEPHONE	MAIL
Vote Your Proxy on the Internet:	Vote Your Proxy by Phone:	Vote Your Proxy by Mail:
Go to www.cesvote.com	Call 1 (888) 693-8683
Have your proxy card available	Use any touch-tone telephone to	Mark, sign, and date your proxy
when you access the above	vote your proxy. Have your proxy	card, then detach it, and return it
website. Follow the prompts to	card available when you call.	in the postage-paid envelope
vote your shares.	Follow the voting instructions to	provided.
vote your shares.

PROXY
PERRIGO COMPANY PLC

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE

ANNUAL GENERAL MEETING OF SHAREHOLDERS ON NOVEMBER 4, 2015.

The undersigned, revoking any proxy or voting instructions previously given, hereby appoints Judy L. Brown and Todd W. Kingma, and each of them, as attorneys and proxies with full power of substitution and hereby authorizes them to represent and vote as indicated on the reverse side of this card, with all powers which the undersigned would possess if personally present, all the ordinary shares of Perrigo Company plc beneficially held by the undersigned on September 8, 2015 at the Annual General Meeting of Shareholders to be held on November 4, 2015 or any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” each director nominee named in Proposal 1 and “FOR” Proposals 2 through 7.

IMPORTANT - THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE

▲      PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE       ▲

Please sign and date this proxy card and return it promptly, together with an Ownership Certificate from the TASE Clearing House member through which your shares are registered, to Perrigo Company plc,

P.O. Box 7100, Tel Aviv, Israel 6107002 so your shares may be represented at the Meeting.

The Proxy Materials are available for review at:

http://www.viewproxy.com/perrigo/2015

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH DIRECTOR NOMINEE NAMED IN PROPOSAL 1 AND “FOR” PROPOSALS 2 THROUGH 7.

1. Election of Directors to hold office until the 2016 Annual General Meeting of Shareholders:	FOR	AGAINST	ABSTAIN
01 Laurie Brlas	☐	☐	☐
02 Gary M. Cohen	☐	☐	☐
03 Marc Coucke	☐	☐	☐
04 Jacqualyn A. Fouse	☐	☐	☐
05 Ellen R. Hoffing	☐	☐	☐
06 Michael J. Jandernoa	☐	☐	☐
07 Gerard K. Kunkle, Jr.	☐	☐	☐
08 Herman Morris, Jr.	☐	☐	☐
09 Donal O’Connor	☐	☐	☐
10 Joseph C. Papa	☐	☐	☐
11 Shlomo Yanai	☐	☐	☐

(Except nominee(s) written above.)

2.	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the period ending December 31, 2015, and authorize the Board of Directors, acting through the Audit Committee, to fix the remuneration of the auditors:	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	An advisory vote to approve the Company’s executive compensation:	☐	☐	☐

4.	Authorize Perrigo Company plc and/or any subsidiary of Perrigo Company plc to make market purchases of Perrigo Company plc’s ordinary shares:	☐	☐	☐

5.	Determine the reissue price range for Perrigo Company plc treasury shares:	☐	☐	☐

6.	Approve Amendments to the Memorandum of Association of the Company:	☐	☐	☐

7.	Adopt revised Articles of Association of the Company:	☐	☐	☐

8.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

This section must be completed for your vote to be counted. Please date and sign below

Dated:	,	2015

Signature

Name (printed)

Title

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

▲      PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE       ▲

PROXY VOTING INSTRUCTIONS

Voting-cut off is October 31, 2015